UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21413

Name of Fund: BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2014

Date of reporting period: 08/31/2014

Item 1 – Report to Stockholders

AUGUST 31, 2014

ANNUAL REPORT

BlackRock Defined Opportunity Credit Trust (BHL)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for most risk assets such as equities and high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were relieved by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk with the expectation that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

However, asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained confidence in August and, although volatility ticked up, markets rebounded as low rates and an improving U.S. economy trumped full valuations and lingering geopolitical risks. Concurrently, a slowdown in Europe’s recovery fueled hopes for further monetary accommodation from the European Central Bank, driving global equities higher. Additionally, lower yields on European sovereign bonds made U.S. Treasuries more appealing by comparison, contributing to the persistence of low rates in the United States.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended August 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although the expensive U.S. small cap stocks lagged in 2014. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.84%	25.25%
U.S. small cap equities (Russell 2000® Index)	(0.06)	17.68
International equities (MSCI Europe, Australasia, Far East Index)	1.24	16.44
Emerging market equities (MSCI Emerging Markets Index)	14.52	19.98
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.35	7.07
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.74	5.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	10.55
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.89	10.57

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2014	BlackRock Defined Opportunity Credit Trust

Fund Overview

BlackRock Defined Opportunity Credit Trust’s (BHL) (the “Fund”) primary investment objective is to provide high current income, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in loan and debt instruments and loan-related and debt-related instruments (collectively “credit securities”). The Fund invests, under normal market conditions, at least 80% of its assets in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade quality; and (iv) investment grade corporate bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2014, the Fund returned 6.75% based on market price and 5.98% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 1.03% based on market price and 6.55% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Selection among individual credits had a positive impact on performance. The Fund was broadly diversified across more than 300 issuers, many of which contributed positively to returns. Notably, the largest contributors were Caesars Entertainment Resort Properties LLC (gaming), First Data Corp. (software), La Quinta Intermediate Holdings (lodging) and HD Supply, Inc. (industrial distribution). The Fund’s preference for B-rated loans over BB-rated loans proved beneficial as the BB-rated segment underperformed during the period.
•	The Fund’s limited exposure to CCC and lower-rated as well as less liquid loan credits represented a missed opportunity for additional gains, as these segments performed well during the period.

Describe recent portfolio activity.

•	During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. With the average loan trading recently at or just above par (i.e., with limited or no upside), the Fund has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. The Fund has been actively participating in the new-issue market, where the more appealing investment opportunities have been emerging. As we expect modest growth and improving economic conditions, in the latter half of the period the Fund modestly increased exposure to CCC-rated loans and reduced exposure to fixed-coupon high yield bonds as valuations in that market moved closer to fair value.

Describe portfolio positioning at period end.

•	At period end, the Fund held 95% of its total portfolio in floating rate loan interests (bank loans), with the remainder in corporate bonds and other interests. The Fund maintained a concentration in higher coupon B-rated loans of select issuers while limiting exposure to low coupon BB-rated loans. Additionally, the Fund favored CCC-rated loans, while maintaining generally low exposure to lower quality, less liquid loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
4	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Defined Opportunity Credit Trust

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	BHL
Initial Offering Date	January 31, 2008
Current Distribution Rate on Closing Market Price as of August 31, 2014 ($13.84)[1]	5.25%
Current Monthly Distribution per Common Share[2]	$0.0605
Current Annualized Distribution per Common Share[2]	$0.7260
Economic Leverage as of August 31, 2014[3]	30%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The monthly distribution per common share, declared on October 1, 2014, was decreased to $0.0583 per share. The current distribution rate on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[3]	Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$13.84	$13.77	0.51%	$14.20	$13.48
Net Asset Value	$14.41	$14.44	(0.21)%	$14.56	$14.32

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/14	8/31/13
Floating Rate Loan Interests	95%	94%
Corporate Bonds	2	3
Asset-Backed Securities	2	2
Common Stocks	1	1

Credit Quality Allocation[4]	8/31/14	8/31/13[5]
BBB/Baa	6%	7%
BB/Ba	43	40
B	44	43
CCC/Caa	4	4
N/R	3	6
[4]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[5]	Information has been revised to conform to current year presentation.

ANNUAL REPORT	AUGUST 31, 2014	5

Fund Summary as of August 31, 2014	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2014, the Fund returned 1.33% based on market price and 6.45% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 1.03% based on market price and 6.55% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Selection among individual credits had a positive impact on performance. The Fund was broadly diversified across more than 300 issuers, many of which contributed positively to returns. Notably, the largest contributors were Caesars Entertainment Resort Properties LLC (gaming), First Data Corp. (software), La Quinta Intermediate Holdings (lodging) and HD Supply, Inc. (industrial distribution). The Fund’s preference for B-rated loans over BB-rated loans proved beneficial as the BB-rated segment underperformed during the period.
•	The Fund’s limited exposure to CCC and lower-rated as well as less liquid loan credits represented a missed opportunity for additional gains, as these segments performed well during the period.

Describe recent portfolio activity.

•	During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. With the average loan trading recently at or just above par (i.e., with limited or no upside), the Fund has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. The Fund has been actively participating in the new-issue market, where the more appealing investment opportunities have been emerging. As we expect modest growth and improving economic conditions, in the latter half of the period the Fund modestly increased exposure to CCC-rated loans and reduced exposure to fixed-coupon high yield bonds as valuations in that market moved closer to fair value.

Describe portfolio positioning at period end.

•	At period end, the Fund held 94% of its total portfolio in floating rate loan interests (bank loans), with the remainder in corporate bonds and other interests. The Fund maintained a concentration in higher coupon B-rated loans of select issuers while limiting exposure to low coupon BB-rated loans. Additionally, the Fund favored CCC-rated loans, while maintaining generally low exposure to lower quality, less liquid loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
6	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Information

Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2014 ($14.26)[1]	5.89%
Current Monthly Distribution per Common Share[2]	$0.07
Current Annualized Distribution per Common Share[2]	$0.84
Economic Leverage as of August 31, 2014[3]	29%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The monthly distribution per common share, declared on October 1, 2014, was decreased to $0.0674 per share. The current distribution rate on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[3]	Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$14.26	$14.96	(4.68)%	$15.02	$14.11
Net Asset Value	$15.38	$15.36	0.13%	$15.54	$15.26

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/14	8/31/13
Floating Rate Loan Interests	94%	92%
Corporate Bonds	3	4
Asset-Backed Securities	2	3
Common Stocks	1	1

Credit Quality Allocation[4]	8/31/14	8/31/13[5]
BBB/Baa	6%	7%
BB/Ba	43	39
B	43	44
CCC/Caa	4	4
N/R	4	6
[4]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[5]	Information has been revised to conform to current year presentation.

ANNUAL REPORT	AUGUST 31, 2014	7

Fund Summary as of August 31, 2014	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and US Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•	US dollar-denominated securities of US and non-US issuers rated below investment grade and, to a limited extent, non-US dollar denominated securities of non-US issuers rated below investment grade.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2014, the Fund returned 6.89% based on market price and 10.77% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 15.47% based on market price and 14.60% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	In a generally positive environment for fixed income markets, high yield credit and bank loans performed well. In particular, the strong macroeconomic backdrop and market fundamentals that gave rise to net negative supply supported further spread tightening, particularly in asset-backed securities (“ABS”). The largest contributors to the Fund’s performance were its positions in high yield, bank loans and investment grade industrials. Exposure to non-US dollar positions also had a positive impact on performance, as did commercial mortgage-backed securities (“CMBS”), non-agency adjustable-rate mortgages and collateralized mortgage obligations (“CMOs”). In addition, the Fund’s ABS and equity positions enhanced results.
•	Based on the view that short-term rates would remain low, the Fund maintained a high level of leverage to augment income generation throughout the period.
•	Conversely, the principal detractor from the Fund’s performance over the past 12 months was the Fund’s derivatives exposure to manage duration.

Describe recent portfolio activity.

•	The Fund’s allocations remained consistent throughout the 12-month period, with its largest position in high yield, followed by allocations to bank loans and investment grade corporate credit and securitized credits, including CMBS and ABS.

Describe portfolio positioning at period end.

•	At period end, the Fund maintained diversified exposure to non-government spread sectors including high yield and investment grade corporate credit, CMBS and ABS, as well as agency and non-agency residential mortgage-backed securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
8	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Limited Duration Income Trust

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2014 ($16.81)[1]	7.10%
Current Monthly Distribution per Common Share[2]	$0.0995
Current Annualized Distribution per Common Share[2]	$1.1940
Economic Leverage as of August 31, 2014[3]	31%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$16.81	$16.89	(0.47)%	$17.62	$16.15
Net Asset Value	$18.09	$17.54	3.14%	$18.31	$17.54

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/14	8/31/13
Corporate Bonds	42%	44%
Floating Rate Loan Interests	32	36
Preferred Securities	8	1
Non-Agency Mortgage-Backed Securities	7	8
Asset-Backed Securities	5	6
U.S. Government Sponsored Agency Securities	4	4
Common Stocks	1	1
Foreign Agency Obligations	1	-

Credit Quality Allocation[4]	8/31/14	8/31/13[5]
AAA/Aaa[6]	6%	4%
AA/Aa	2	2
A	3	5
BBB/Baa	15	13
BB/Ba	32	27
B	31	32
CCC/Caa	7	7
D	—	1
N/R	4	9
[4]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[5]	Information has been revised to conform to current year presentation.
[6]	The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2014	9

The Benefits and Risks of Leveraging	BlackRock Limited Duration Income Trust

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage are significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shares.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having values not less than the value of the Fund’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments August 31, 2014	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Diversified Consumer Services — 0.2%
Cengage Thomson Learning		8,922	$282,533
Software — 0.4%
HMH Holdings/EduMedia		24,355	467,616
Total Common Stocks — 0.6%			750,149

Asset-Backed Securities (b)(c)		Par (000)
ALM Loan Funding, Series 2013-7RA, Class C, 3.68%, 4/24/24	USD	500	477,941
ALM XIV Ltd., Series 2014-14A:
Class B, 3.18%, 7/28/26		563	553,845
Class C, 3.68%, 7/28/26		713	676,305
Atlas Senior Loan Fund Ltd., 3.94%, 10/15/26 (d)		250	237,200
Atrium CDO Corp., Series 9A, Class D, 3.74%, 2/28/24		250	238,982
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.73%, 1/20/25		250	250,833
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.23%, 4/20/23		215	213,336
North End CLO Ltd., Series 2013-1A, Class D, 3.73%, 7/17/25		250	236,452
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.43%, 10/25/25		250	233,424
Octagon Investment Partners XX Ltd., Series 2014-1A, Class C, 3.04%, 8/12/26		250	245,275
Symphony CLO Ltd., Series 2012-10A, Class D, 5.48%, 7/23/23		350	350,483
Total Asset-Backed Securities — 2.8%			3,714,076

Corporate Bonds
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		250	258,750
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 12/17/16		46	51,702
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		590	600,325
			910,777
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		164	165,025
4.88%, 3/15/19		105	107,887
			272,912
Chemicals — 0.1%
INEOS Finance PLC, 8.38%, 2/15/19 (c)		110	119,350
Commercial Services & Supplies — 0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.98%, 12/01/17 (b)		68	67,660
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (c)		250	255,594
United Rentals North America, Inc., 5.75%, 7/15/18		80	84,200
			407,454
Corporate Bonds		Par (000)	Value
Communications Equipment — 0.4%
Avaya, Inc., 7.00%, 4/01/19 (c)	USD	101	$100,495
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		380	409,925
			510,420
Diversified Financial Services — 0.3%
Ally Financial, Inc., 2.91%, 7/18/16 (b)		275	280,363
Reynolds Group Issuer, Inc., 7.13%, 4/15/19		120	124,650
			405,013
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc. (c):
3.82%, 1/15/18 (b)		228	229,140
6.13%, 1/15/21		127	133,985
			363,125
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20		642	514,166
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., 6.00%, 1/15/22 (c)		80	86,200
Media — 0.2%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		96	98,640
Numericable Group SA, 6.00%, 5/15/22 (c)		200	206,000
			304,640
Oil, Gas & Consumable Fuels — 0.1%
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		145	152,975
Road & Rail — 0.2%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)		196	206,780
Wireless Telecommunication Services — 0.0%
T-Mobile USA, Inc., 6.13%, 1/15/22		50	51,813
Total Corporate Bonds — 3.3%			4,305,625

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.7%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		509	506,274
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		275	269,500
Transdigm, Inc.:
Term Loan C, 3.75%, 2/28/20		222	220,120
Term Loan D, 3.75%, 6/04/21		200	198,584
TransUnion LLC, Term Loan, 4.00%, 4/09/21		1,087	1,082,295
			2,276,773
Air Freight & Logistics — 0.5%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		166	160,225
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		175	170,543
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		30	29,404
CEVA Logistics U.S. Holdings, Inc., Term Loan, 6.50%, 3/19/21		241	235,233
			595,405

Portfolio Abbreviations

ABS ADS CAD CLO DIP	Asset-Backed Security American Depositary Shares Canadian Dollar Collateralized Loan Obligation Debtor-In-Possession	EUR GBP LIBOR OIS OTC	Euro British Pound London Interbank Offered Rate Overnight Indexed Swap Over-the-Counter	PIK REMIC SGD USD	Payment-In-Kind Real Estate Mortgage Investment Conduit Singapore Dollar U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	11

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Airlines — 0.8%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18	USD	324	$320,573
Northwest Airlines, Inc.:
2.18%, 3/10/17		178	173,753
1.56%, 9/10/18		245	233,803
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		257	254,826
			982,955
Auto Components — 4.5%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		293	294,212
Armored Autogroup, Inc., Term Loan B, 6.00%, 11/04/16		57	57,434
Autoparts Holdings Ltd.:
1st Lien Term Loan, 6.50%, 7/28/17		625	624,485
2nd Lien Term Loan, 10.50%, 1/29/18		238	228,990
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		358	358,200
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		328	324,741
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		2,010	1,994,202
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		1,150	1,153,232
Transtar Holding Co., 1st Lien Term Loan, 5.75%, 10/09/18		481	478,508
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		338	337,433
			5,851,437
Automobiles — 0.3%
Chrysler Group LLC:
2018 Term Loan B, 3.25%, 12/31/18		190	187,582
Term Loan B, 3.50%, 5/24/17		199	199,201
			386,783
Banks — 0.3%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		259	258,268
2nd Lien Term Loan, 8.25%, 6/03/21		70	71,043
			329,311
Building Products — 3.1%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		373	370,594
CPG International, Inc., Term Loan, 4.75%, 9/30/20		974	973,623
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		319	315,210
Interline Brands, Inc., 2021 Term Loan, 4.00%, 3/17/21		394	389,336
Nortek, Inc., Term Loan, 3.75%, 10/30/20		480	477,998
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		224	220,299
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		402	399,688
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		109	107,991
Term Loan B, 4.00%, 10/31/19		788	777,496
			4,032,235
Capital Markets — 0.5%
Affinion Group, Inc.:
2nd Lien Term Loan, 8.50%, 10/12/18		212	210,417
Term Loan B, 6.75%, 4/30/18		301	297,706
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		195	194,263
			702,386
Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals — 5.0%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19	USD	254	$253,873
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		132	131,722
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		473	469,535
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/28/20		27	26,758
Chemtura Corp., Term Loan B, 3.50%, 8/27/16		324	323,809
Chromaflo Technologies Corp.:
1st Lien Term Loan, 4.50%, 12/02/19		259	257,730
2nd Lien Term Loan, 8.25%, 5/30/20		110	109,450
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		476	475,788
INEOS US Finance LLC:
3 Year Term Loan, 2.20%, 5/04/15		88	87,737
6 Year Term Loan, 3.75%, 5/04/18		194	192,691
MacDermid, Inc., 1st Lien Term Loan, 4.00%, 6/07/20		461	459,337
Minerals Technology, Inc., Term Loan B, 4.00%, 5/09/21		500	499,375
Momentive Performance Materials, Inc., DIP Term Loan B, 4.00%, 4/15/15		100	99,875
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		581	578,082
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		315	315,526
Term Loan B2, 4.25%, 1/15/20		581	578,435
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		156	155,887
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/02/21		355	352,561
2nd Lien Term Loan, 7.75%, 7/02/22		390	386,490
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		134	131,979
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.00%, 3/19/20		406	404,954
Univar, Inc., Term Loan B, 5.00%, 6/30/17		222	222,330
			6,513,924
Commercial Services & Supplies — 5.2%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		736	724,912
ARAMARK Corp.:
Extended Synthetic Line of Credit 2, 3.65%, 7/26/16		14	13,753
Extended Synthetic Line of Credit 3, 3.65%, 7/26/16		9	9,301
Term Loan E, 3.25%, 9/07/19		664	656,611
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		279	278,443
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		868	866,878
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		67	67,454
Connolly Corp.:
1st Lien Term Loan, 5.00%, 5/14/21		675	677,956
2nd Lien Term Loan, 8.00%, 5/14/22		325	326,219
KAR Auction Services, Inc., Term Loan B2, 3.50%, 3/11/21		309	306,782
Koosharem LLC, Exit Term Loan, 7.50%, 4/29/20		550	550,687
Livingston International, Inc.:
1st Lien Term Loan, 5.00%, 4/16/19		307	305,175
2nd Lien Term Loan, 9.00%, 4/20/20		200	198,362
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		924	915,709
US Ecology, Inc., Term Loan, 3.75%, 6/17/21		225	225,000
West Corp., Term Loan B10, 3.25%, 6/30/18		598	591,691
			6,714,933

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Communications Equipment — 2.7%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21	USD	190	$188,147
2nd Lien Term Loan, 8.00%, 8/01/22		1,325	1,340,741
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		184	183,615
2nd Lien Term Loan, 7.50%, 1/23/22		85	85,510
Avaya, Inc., Extended Term Loan B3, 4.66%, 10/26/17		345	333,911
CommScope, Inc., Term Loan B3, 2.66% - 2.73%, 1/21/17		157	157,576
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.00%, 7/02/19		1,235	1,229,305
			3,518,805
Construction & Engineering — 0.4%
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20		300	293,633
Centaur Acquisition LLC, 2nd Lien Term Loan, 8.75%, 2/15/20		280	283,500
			577,133
Construction Materials — 1.5%
Filtration Group Corp., 1st Lien Term Loan, 4.50%, 11/21/20		219	219,009
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		1,604	1,595,200
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		149	148,875
			1,963,084
Containers & Packaging — 1.1%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		209	208,254
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		629	620,016
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		345	346,439
CD&R Millennium Holdco 6 Sarl, 1st Lien Term Loan, 4.50%, 7/31/21		25	24,836
Rexam PLC, 1st Lien Term Loan, 4.25%, 5/02/21		170	169,787
Tekni-Plex, Inc., Term Loan B, 4.75%, 8/25/19		111	110,609
			1,479,941
Distributors — 1.5%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		1,141	1,129,722
American Tire Distributors Holdings, Inc., Term Loan B, 5.75%, 6/01/18		329	329,289
Crossmark Holdings, Inc., 1st Lien Term Loan, 4.50%, 12/20/19		231	228,871
VWR Funding, Inc., Term Loan, 3.41%, 4/03/17		276	274,251
			1,962,133
Diversified Consumer Services — 2.5%
Allied Security Holdings LLC:
1st Lien Term Loan, 4.25%, 2/12/21		655	649,212
2nd Lien Term Loan, 8.00%, 8/13/21		91	89,963
Bright Horizons Family Solutions, Inc., Term Loan B, 3.75% - 5.00%, 1/30/20		635	630,960
Fitness International LLC, Term Loan B, 5.50%, 7/01/20		250	248,958
Garda World Securities Corp.:
Delayed Draw Term Loan, 4.00%, 11/06/20		68	67,945
Term Loan B, 4.00%, 11/06/20		268	265,602
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		248	240,527
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21		610	604,968
Weight Watchers International, Inc., Term Loan B2, 4.00%, 4/02/20		627	492,601
			3,290,736
Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Financial Services — 1.3%
AssuredPartners Capital, Inc., 1st Lien Term Loan, 4.50%, 3/31/21	USD	335	$333,466
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.00%, 12/01/18		745	743,366
RPI Finance Trust, Term Loan B3, 3.25%, 11/09/18		86	86,388
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		592	591,101
			1,754,321
Diversified Telecommunication Services — 4.2%
Consolidated Communications, Inc., Term Loan B, 4.25%, 12/23/20		689	689,270
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		521	522,979
Integra Telecom, Inc.:
2nd Lien Term Loan, 9.75%, 2/22/20		255	258,825
Term Loan B, 5.25%, 2/22/19		459	459,045
Level 3 Financing, Inc.:
2019 Term Loan, 4.00%, 8/01/19		220	218,946
2020 Term Loan B, 4.00%, 1/15/20		2,160	2,149,200
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		446	441,520
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		728	727,534
			5,467,319
Electric Utilities — 1.1%
American Energy—Marcellus LLC, 1st Lien Term Loan, 5.25%, 8/04/20		400	399,879
American Energy—Utica LLC:
2nd Lien Delayed Draw Term Loan, 11.00%, 9/30/18		51	53,229
2nd Lien Term Loan, 5.50%, 9/30/18		231	247,609
Incremental 2nd Lien Term Loan, 11.00%, 9/30/18		51	53,237
Energy Future Intermediate Holding Co LLC, DIP Term Loan, 4.25%, 6/19/16		325	325,325
Sandy Creek Energy Associates LP, Term Loan B, 5.00%, 11/06/20		293	294,575
			1,373,854
Electrical Equipment — 1.5%
Southwire Co., Term Loan, 3.25%, 2/10/21		264	262,553
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16		581	584,740
Extended Term Loan, 4.65%, 10/10/17 (a)(e)		1,505	1,163,787
			2,011,080
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC, Term Loan, 3.25%, 4/29/20		653	644,353
Energy Equipment & Services — 0.5%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		257	256,919
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		358	356,802
			613,721
Food & Staples Retailing — 1.7%
Alliance Boots Holdings Ltd., Term Loan B1, 3.48%, 7/09/15	GBP	672	1,113,533
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21	USD	335	333,010
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		235	237,545
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		510	506,112
			2,190,200

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	13

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Food Products — 3.6%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17	USD	199	$199,753
CTI Foods Holding Co. LLC, 1st Lien Term Loan, 4.50%, 6/29/20		258	257,297
Del Monte Foods, Inc., 1st Lien Term Loan, 4.25% - 5.50%, 2/18/21		393	388,521
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		682	677,215
Dole Food Co., Inc., Term Loan B, 4.50% - 5.75%, 11/01/18		598	595,514
GFA Brands, Inc., Term Loan B, 4.50%, 7/09/20		109	109,036
H.J. Heinz Co., Term Loan B1, 3.25%, 6/07/19		74	74,023
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		470	470,296
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		374	374,628
Pinnacle Foods Finance LLC:
Incremental Term Loan H, 3.25%, 4/29/20		124	122,489
Term Loan G, 3.25%, 4/29/20		605	597,539
Reddy Ice Corp.:
1st Lien Term Loan, 6.75% - 7.75%, 5/01/19		563	537,546
2nd Lien Term Loan, 10.75%, 11/01/19		270	237,600
			4,641,457
Health Care Equipment & Supplies — 6.8%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		931	928,468
2nd Lien Term Loan, 8.25%, 11/30/20		380	383,089
Biomet, Inc., Term Loan B2, 3.66% - 3.73%, 7/25/17		707	704,907
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		467	461,270
DJO Finance LLC, 2017 Term Loan, 4.25%, 9/15/17		975	973,735
Fresenius SE & Co. KGaA:
Incremental Term Loan B, 2.46%, 6/30/19	EUR	119	156,658
Term Loan B, 2.23%, 8/07/19	USD	615	614,581
The Hologic, Inc., Term Loan B, 3.25%, 8/01/19		760	755,518
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		95	95,083
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		802	801,896
Kinetic Concepts, Inc., Term Loan E1, 4.00%, 5/04/18		119	118,569
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/21		509	504,274
Millennium Laboratories, Inc., Term Loan B, 5.25%, 4/16/21		575	575,541
National Vision, Inc.:
1st Lien Term Loan, 4.00%, 3/12/21		638	626,252
2nd Lien Term Loan, 6.75%, 3/07/22		120	118,000
Onex Carestream Finance LP, 2nd Lien Term Loan, 9.50%, 12/07/19		135	135,982
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		920	919,614
			8,873,437
Health Care Providers & Services — 7.4%
Amedisys, Inc., 2nd Lien Term Loan, 8.50%, 6/25/20		335	326,625
American Renal Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/20/19		652	646,588
Amsurg Corp., 1st Lien Term Loan B, 3.75%, 7/16/21		300	299,625
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		243	242,871
CHG Buyer Corp., Term Loan, 4.25%, 11/19/19		394	393,123
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		1,955	1,959,183
ConvaTec, Inc., Term Loan, 4.00%, 12/22/16		540	537,865
Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21	USD	2,215	$2,207,934
Envision Acquisition Co. LLC, 1st Lien Term Loan, 5.75%, 11/04/20		238	239,391
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		424	423,052
Genesis HealthCare Corp., Term Loan B, 10.00%, 9/25/17		269	272,554
HCA, Inc., Extended Term Loan B4, 2.98%, 5/01/18		233	232,510
Ikaria, Inc.:
1st Lien Term Loan, 5.00%, 2/12/21		255	255,390
2nd Lien Term Loan, 8.75%, 2/14/22		70	70,788
inVentiv Health, Inc., Incremental Term Loan B3, 7.75% - 8.50%, 5/15/18		218	216,405
MPH Acquisition Holdings LLC, Term Loan, 4.00%, 3/31/21		524	520,206
National Mentor Holdings, Inc., Term Loan B, 4.75%, 1/31/21		190	189,229
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 7/09/20		226	225,888
Surgical Care Affiliates, Inc., Class C, Incremental Term Loan, 4.00%, 6/29/18		421	419,172
			9,678,399
Health Care Technology — 0.9%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		758	747,867
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		438	434,316
			1,182,183
Hotels, Restaurants & Leisure — 12.0%
Bally Technologies, Inc., Term Loan B, 4.25%, 11/25/20		321	320,894
Belmond Interfin Ltd., Term Loan B, 4.00%, 3/21/21		479	475,008
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		261	258,670
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		699	699,620
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 6.95%, 3/01/17		393	368,531
Term Loan B7, 9.75%, 3/01/17		341	329,683
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/12/20		1,006	987,498
CCM Merger, Inc., Term Loan B, 4.50%, 7/18/21		385	384,037
Dave & Buster’s, Inc., Term Loan, 4.50%, 7/25/20		190	189,478
Diamond Resorts Corporation, Term Loan, 5.50%, 5/09/21		550	552,750
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		100	100,875
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		330	330,825
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		1,883	1,870,811
Intrawest ULC, Term Loan, 5.50%, 11/26/20		368	369,991
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		2,477	2,472,768
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		597	595,257
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		786	780,272
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		410	408,158
Playa Resorts Holding BV, Term Loan B, 4.00%, 8/06/19		407	404,890
RHP Hotel Properties LP, Term Loan B, 3.75%, 1/15/21		295	294,923
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		114	113,888
Term Loan B, 4.00%, 2/19/19		315	313,624
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		1,148	1,142,922

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 6.00%, 9/02/21	USD	765	$768,190
Travelport LLC:
2nd Lien Term Loan 1, 9.50%, 1/29/16		250	254,251
Refinancing Term Loan, 6.25%, 6/26/19		210	213,624
Twin River Management Group, Inc., Term Loan B, 5.25%, 7/10/20		265	265,220
Wendy’s International, Inc., Term Loan B, 3.25%, 5/15/19		368	367,264
			15,633,922
Household Products — 1.1%
Bass Pro Group LLC, Term Loan, 3.75%, 11/20/19		634	631,383
Prestige Brands, Inc., Term Loan, 3.75%, 1/31/19		301	300,568
Spectrum Brands, Inc.:
Term Loan A, 3.00%, 9/07/17		204	203,430
Term Loan C, 3.50%, 9/04/19		341	338,678
			1,474,059
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp., Term Loan B1, 4.00%, 4/01/18		211	210,410
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		309	309,366
			519,776
Industrial Conglomerates — 0.8%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		1,039	1,016,731
Insurance — 2.4%
Alliant Holdings I, Inc., Term Loan B, 4.25%, 12/20/19		414	411,394
Asurion LLC:
2nd Lien Term Loan, 8.50%, 3/03/21		155	159,805
Term Loan B1, 5.00%, 5/24/19		455	456,523
CNO Financial Group, Inc.:
Term Loan B1, 3.00%, 9/28/16		267	265,418
Term Loan B2, 3.75%, 9/20/18		518	513,429
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20		416	386,694
2nd Lien Term Loan C, 8.25%, 10/16/20		200	180,000
Sedgwick, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		459	451,013
2nd Lien Term Loan, 6.75%, 2/28/22		260	258,700
			3,082,976
Internet Software & Services — 1.5%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/28/21		420	415,572
Go Daddy Operating Co. LLC, Term Loan B, 4.75%, 5/13/21		575	573,131
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		450	451,125
W3 Co.:
1st Lien Term Loan, 5.75%, 3/13/20		405	401,839
2nd Lien Term Loan, 9.25%, 9/11/20		155	151,520
			1,993,187
IT Services — 3.9%
First Data Corp.:
2018 Extended Term Loan, 3.66%, 3/23/18		2,845	2,812,510
2018 Term Loan, 3.66%, 9/24/18		295	292,327
Genpact International, Inc., Term Loan B, 3.50%, 8/30/19		430	428,115
InfoGroup, Inc., Term Loan, 7.50%, 5/25/18		245	229,928
SunGard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/31/19		349	345,742
Floating Rate Loan Interests (b)		Par (000)	Value
IT Services (concluded)
SunGard Data Systems, Inc.:
Term Loan C, 3.91%, 2/28/17	USD	350	$349,562
Term Loan E, 4.00%, 3/08/20		126	126,132
Vantiv LLC, 2014 Term Loan B, 3.75%, 5/12/21		460	459,655
			5,043,971
Leisure Products — 0.4%
Bauer Performance Sports Ltd., Term Loan B, 4.00%, 4/15/21		364	361,915
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		204	204,797
			566,712
Machinery — 3.8%
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19		131	131,727
Refinancing Term Loan, 4.25%, 12/10/18		357	357,135
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/31/20		271	269,862
Term Loan B3, 4.25%, 8/28/20		81	81,238
Gardner Denver, Inc., Term Loan:
4.25%, 7/30/20		885	883,290
4.75%, 7/30/20	EUR	126	165,958
Generac Power Systems, Inc., Term Loan B, 3.25%, 5/31/20	USD	326	322,131
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		393	389,322
Mirror Bidco Corp., Term Loan, 4.25%, 12/28/19		561	557,621
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		206	207,375
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		567	563,079
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		657	654,320
STS Operating, Inc., Term Loan, 4.75%, 2/19/21		155	154,678
Wabash National Corp., Term Loan B, 4.50%, 5/08/19		262	262,288
			5,000,024
Media — 14.9%
Acosta, Inc., Term Loan B, 4.25%, 3/02/18		45	44,886
Activision Blizzard, Inc., Term Loan B, 3.25%, 10/12/20		589	588,795
Advanstar Communications, Inc., 2nd Lien Term Loan, 9.50%, 6/06/20		255	254,362
CBS Outdoor Americas Capital LLC, Term Loan B, 3.00%, 1/31/21		170	168,810
Cengage Learning Acquisitions, Inc.:
0.00%, 7/03/15 (a)(e)		591	—
1st Lien Term Loan, 7.00%, 3/31/20		1,372	1,379,847
Charter Communications Operating LLC:
Term Loan E, 3.00%, 7/01/20		460	452,487
Term Loan G, 4.25%, 7/24/21		935	940,264
Clear Channel Communications, Inc.:
Term Loan B, 3.81%, 1/29/16		292	290,083
Term Loan D, 6.91%, 1/30/19		1,564	1,539,858
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.25%, 12/23/20		550	548,117
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		45	42,387
Gray Television, Inc., 2014 Term Loan B, 3.75%, 6/10/21		285	283,504
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		456	455,628
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19		367	365,508
IMG Worldwide Holdings LLC:
1st Lien Term Loan, 5.25%, 5/06/21		515	509,531
2nd Lien Term Loan, 8.25%, 5/01/22		205	200,900
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		983	977,444

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	15

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.50%, 1/07/22	USD	350	$349,783
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20		150	150,626
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/17/20		114	113,510
MCC Iowa LLC:
Term Loan I, 2.63%, 6/30/17		250	248,750
Term Loan J, 3.75%, 6/30/21		125	124,323
Media General, Inc., Delayed Draw Term Loan B, 4.25%, 7/31/20		390	390,601
Mediacom Communications Corp., Term Loan F, 2.63%, 3/31/18		254	249,911
Mediacom Illinois LLC, Term Loan G, 3.75%, 6/13/21		310	306,900
Mediacom LLC, Term Loan E, 3.13%, 10/23/17		480	477,600
NEP/NCP Holdco, Inc., Incremental Term Loan, 4.25%, 1/22/20		527	522,688
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		509	510,268
Term Loan B2, 4.50%, 5/21/20		440	441,451
Salem Communications Corp., Term Loan B, 4.50%, 3/13/20		385	382,443
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		710	702,680
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		370	364,300
Tribune Co., 2013 Term Loan, 4.00%, 12/27/20		844	842,658
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		522	518,499
UPC Financing Partnership, Term Loan AG, 3.85%, 3/31/21	EUR	281	369,992
Virgin Media Investment Holdings Ltd.:
Term Loan B, 3.50%, 6/07/20	USD	780	769,127
Term Loan E, 4.25%, 6/30/23	GBP	650	1,076,983
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19	USD	510	510,668
Ziggo BV:
Term Loan B1A, 3.25%, 1/15/22		425	416,644
Term Loan B2A, 1.25% - 3.25%, 1/15/22		264	258,462
Term Loan B3, 0.50%, 1/15/22		207	202,792
			19,344,070
Metals & Mining — 1.8%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		100	101,625
API Heat Transfer, Inc., Term Loan, 5.25%, 5/03/19		366	365,281
FMG Resources Property Ltd., Term Loan B, 3.75%, 6/30/19		543	540,420
Novelis, Inc., Term Loan, 3.75%, 3/10/17		784	781,326
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		599	607,892
			2,396,544
Multiline Retail — 2.0%
99¢ Only Stores, Term Loan, 4.50%, 1/11/19		451	450,043
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		538	535,043
2nd Lien Term Loan, 8.50%, 3/26/20		200	201,900
Hudson’s Bay Co., 1st Lien Term Loan, 4.75%, 11/04/20		430	433,054
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		984	975,523
			2,595,563
Floating Rate Loan Interests (b)		Par (000)	Value
Oil, Gas & Consumable Fuels — 3.3%
Arch Coal, Inc., Term Loan B, 6.25%, 5/16/18	USD	428	$416,149
Drillships Ocean Ventures Inc., Term Loan B, 5.50%, 7/18/21		675	676,971
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		440	435,965
Fieldwood Energy LLC:
1st Lien Term Loan, 3.88%, 9/28/18		313	311,524
2nd Lien Term Loan, 8.38%, 9/30/20		135	137,926
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		199	199,224
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		45	44,643
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		325	331,500
Panda Temple II Power LLC, Term Loan B, 7.25%, 4/03/19		360	367,200
Power Buyer LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		105	102,375
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		250	249,895
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		270	271,520
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 7/16/21		215	215,806
Western Refining, Inc., Term Loan B, 4.25%, 11/12/20		333	332,492
WTG Holdings III Corp.:
1st Lien Term Loan, 4.75%, 1/15/21		134	133,821
2nd Lien Term Loan, 8.50%, 1/15/22		30	29,950
			4,256,961
Personal Products — 0.1%
Prestige Brands, Inc., Term Loan B2, 4.50%, 4/28/21		100	100,500
Pharmaceuticals — 6.5%
Akorn, Inc.:
Incremental Term Loan, 4.50%, 4/16/21		160	160,200
Term Loan B, 4.50%, 4/16/21		410	410,513
Amneal Pharmaceuticals LLC, Term Loan, 4.75% - 6.00%, 11/01/19		278	277,728
Catalent Pharma Solutions, Inc., Term Loan B, 4.50%, 5/20/21		815	815,513
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		212	210,252
Endo Luxembourg Finance Co. I Sarl, 2014 Term Loan B, 3.25%, 2/28/21		359	356,633
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.16%, 2/27/21		1,247	1,237,374
JLL/Delta Dutch Newco BV, Term Loan, 4.25%, 3/11/21		365	362,036
Mallinckrodt International Finance SA:
Term Loan, 3.50%, 7/17/21		330	328,941
Term Loan B, 3.50%, 3/19/21		529	526,164
Par Pharmaceutical Cos, Inc., Term Loan B2, 4.00%, 9/30/19		848	840,964
Pharmaceutical Product Development LLC, Term Loan B, 4.00%, 12/05/18		986	985,515
Quintiles Transnational Corp., Term Loan B3, 3.75%, 6/08/18		577	571,789
Valeant Pharmaceuticals International, Inc., Term Loan B:
Series C2, 3.75%, 12/11/19		524	523,026
Series D2, 3.75%, 2/13/19		568	565,743
Series E, 3.75%, 8/05/20		326	325,079
			8,497,470

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Professional Services — 2.9%
Advantage Sales & Marketing, Inc.:
1st Lien Term Loan, 4.25%, 7/23/21	USD	455	$450,108
2nd Lien Term Loan, 7.50%, 7/25/22		360	360,076
Delayed Draw Term Loan, 0.50%, 7/23/21		15	15,004
Ceridian LLC:
Term Loan B1, 4.16%, 5/09/17		651	650,332
Term Loan B2, 4.50%, 9/14/20		515	514,152
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		720	715,697
Intertrust Group Holding BV, 2nd Lien Term Loan, 8.00%, 4/16/22		275	274,142
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		425	433,117
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		393	390,992
			3,803,620
Real Estate Management & Development — 1.3%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		523	522,043
Realogy Corp.:
Extended Letter of Credit, 4.40%, 10/10/16		41	40,298
Term Loan B, 3.75%, 3/05/20		1,188	1,182,195
			1,744,536
Road & Rail — 0.8%
The Hertz Corp., Term Loan B2, 3.00%, 3/11/18		330	323,812
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21		464	458,814
2nd Lien Term Loan, 7.75%, 9/21/21		225	222,188
			1,004,814
Semiconductors & Semiconductor Equipment — 1.6%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		1,070	1,068,299
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20		532	529,614
Term Loan B5, 5.00%, 1/15/21		164	164,275
NXP BV, Term Loan D, 3.25%, 1/11/20		328	324,413
			2,086,601
Software — 4.1%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		538	535,906
Evertec Group LLC, Term Loan B, 3.50%, 4/17/20		243	238,305
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		176	176,294
Term Loan B, 4.25% - 5.50%, 11/01/19		406	403,930
Infor US, Inc.:
Term Loan B3, 3.75%, 6/03/20		197	194,534
Term Loan B5, 3.75%, 6/03/20		985	976,397
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		203	190,117
Kronos Worldwide, Inc., 2014 Term Loan, 4.75%, 2/18/20		115	114,856
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		409	419,459
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		508	506,663
2nd Lien Term Loan, 8.50%, 10/11/21		350	352,408
Regit Eins GmbH, 1st Lien Term Loan, 6.00%, 6/30/21		265	259,037
RP Crown Parent LLC, 2013 Term Loan, 6.00%, 12/21/18		216	211,921
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		665	661,976
Websense, Inc., 2nd Lien Term Loan, 8.25%, 12/24/20		115	114,281
			5,356,084
Floating Rate Loan Interests (b)		Par (000)	Value
Specialty Retail — 4.5%
Academy Ltd., Term Loan, 4.50%, 8/03/18	USD	521	$519,599
Equinox Holdings, Inc., Repriced Term Loan B, 4.25%, 1/31/20		245	243,759
General Nutrition Centers, Inc., Term Loan, 3.25%, 3/04/19		330	325,498
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		77	61,357
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 4.75%, 7/26/19		452	451,741
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		369	360,034
Leslie’s Poolmart, Inc., Term Loan, 4.25%, 10/16/19		551	547,392
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		665	660,844
Term Loan B, 3.75%, 1/28/20		518	511,576
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		948	939,479
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		775	772,974
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		393	391,246
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.25%, 5/25/18		37	31,232
			5,816,731
Textiles, Apparel & Luxury Goods — 2.1%
ABG Intermediate Holdings 2 LLC, 1st Lien Term Loan, 5.50%, 5/27/21		499	497,503
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		530	522,192
J. Crew Group, Inc., Term Loan B, 4.00%, 3/05/21		469	459,350
Kate Spade & Co., Term Loan B, 4.00%, 4/09/21		505	497,900
Nine West Holdings, Inc.:
Guarantee Term Loan, 6.25%, 1/08/20		185	184,075
Term Loan B, 4.75%, 10/08/19		215	215,269
Polymer Group, Inc., 1st Lien Term Loan, 5.25%, 12/19/19		347	348,234
			2,724,523
Thrifts & Mortgage Finance — 0.3%
IG Investment Holdings LLC, 1st Lien Term Loan, 5.25%, 10/31/19		443	443,436
Wireless Telecommunication Services — 0.5%
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		604	600,379
Total Floating Rate Loan Interests — 134.1%			174,711,488

Non-Agency Mortgage Backed Securities — 0.2%
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (b)(c)		304	311,025

Investment Companies		Shares
Capital Markets — 0.0%
Eaton Vance Floating-Rate Income Trust		12	179
Eaton Vance Senior Income Trust		3,347	22,325
Total Investment Companies — 0.0%			22,504

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	17

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Warrants (f)	Shares	Value
Software — 0.0%
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	691	$3,214
Total Long-Term Investments (Cost — $183,616,880) — 141.0%		183,818,081
Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(h)	2,958,501	$2,958,501
Total Short-Term Securities (Cost — $2,958,501) — 2.3%		2,958,501
Total Investments (Cost — $186,575,381) — 143.3%		186,776,582
Liabilities in Excess of Other Assets — (43.3)%		(56,425,771)
Net Assets — 100.0%		$130,350,811

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Variable rate security. Rate shown is as of report date.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Deutsche Bank Securities, Inc.	$237,200	—

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,298,269	1,660,232	2,958,501	$199

(h)	Represents the current yield as of report date.
•	Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	658,896	EUR	487,000	Citibank N.A.	10/21/14	$18,814
USD	2,098,271	GBP	1,228,000	Bank of America N.A.	10/21/14	60,399
Total						$79,213

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	BlackRock Defined Opportunity Credit Trust (BHL)
The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$467,616	$282,533	—	$750,149
Asset-Backed Securities	—	2,792,496	$921,580	3,714,076
Corporate Bonds	—	4,305,625	—	4,305,625
Floating Rate Loan Interests	—	161,112,379	13,599,109	174,711,488
Non-Agency Mortgage-Backed Securities	—	311,025	—	311,025
Investment Companies	22,504	—	—	22,504
Warrants	—	3,214	—	3,214
Short-Term Securities	2,958,501	—	—	2,958,501
Liabilities:
Unfunded Floating Rate Loan Interests	—	(6,142)	(85)	(6,227)
Total	$3,448,621	$168,801,130	$14,520,604	$186,770,355

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$79,213	—	$79,213
[1]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$103,115	—	—	$103,115
Cash pledged as collateral for OTC derivatives	400,000	—	—	400,000
Foreign currency at value	8,309	—	—	8,309
Liabilities:
Bank borrowings payable	—	$(55,000,000)	—	(55,000,000)
Total	$511,424	$(55,000,000)	—	$(54,488,576)

There were no transfers between Level 1 and 2 during the year ended August 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests (Liabilities)	Total
Assets:
Opening Balance, as of August 31, 2013	$4,422,403	$21,940,408	—	$26,362,811
Transfers into Level 3[2]	—	3,987,570	—	3,987,570
Transfers out of Level 3[3]	(2,313,207)	(5,463,652)	—	(7,776,859)
Accrued discounts/premiums	5,033	64,461	—	69,494
Net realized gain	115,902	205,915	—	321,817
Net change in unrealized appreciation/depreciation[4,5]	(120,391)	(101,369)	$(85)	(221,845)
Purchases	922,435	6,650,836	—	7,573,271
Sales	(2,110,595)	(13,685,060)	—	(15,795,655)
Closing Balance, as of August 31, 2014	$921,580	$13,599,109	$(85)	$14,520,604
Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014[5]	$(1,143)	$(40,697)	$(85)	$(41,925)
[2]	As of August 31, 2013, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $3,987,570 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[3]	As of August 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $7,776,859 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[5]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	19

Consolidated Schedule of Investments August 31, 2014	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		23,849	$23,133
Diversified Consumer Services — 0.2%
Cengage Thomson Learning		37,579	1,190,014
Diversified Financial Services — 0.2%
Kcad Holdings I Ltd.		217,833,983	1,487,806
Electrical Equipment — 0.0%
Medis Technologies Ltd.		260,833	3
Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd.		393,892	981,741
Ainsworth Lumber Co. Ltd. (b)		346,000	862,375
			1,844,116
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,860	71,089
Software — 0.4%
HMH Holdings/EduMedia		116,627	2,239,238
Total Common Stocks — 1.2%			6,855,399

Asset-Backed Securities (b)(c)		Par (000)
ALM Loan Funding:
Series 2013-7RA, Class C, 3.68%, 4/24/24	USD	1,075	1,027,573
Series 2013-7RA, Class D, 5.23%, 4/24/24		900	836,231
Series 2013-8A, Class B, 2.98%, 1/20/26		1,150	1,130,001
ALM XIV Ltd., Series 2014-14A:
Class B, 3.18%, 7/28/26		563	553,845
Class C, 3.68%, 7/28/26		713	676,305
Atlas Senior Loan Fund Ltd., 3.94%, 10/15/26 (d)		860	815,968
Atrium CDO Corp., Series 9A, Class D, 3.74%, 2/28/24		1,100	1,051,523
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.73%, 7/15/24		650	611,924
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class D, 4.73%, 1/20/25		700	702,332
Series 2013-1A, Class C, 4.23%, 2/14/25		250	245,189
Cent CLO LP, Series 2013-17A, Class C, 3.74%, 1/30/25		500	472,956
CIFC Funding Ltd., Series 2014-3A, Class C1, 2.95%, 7/22/26		250	242,449
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.23%, 4/20/23		950	942,650
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.73%, 10/23/25		370	352,920
North End CLO Ltd., Series 2013-1A, Class D, 3.73%, 7/17/25		750	709,356
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.43%, 10/25/25		1,000	933,696
Octagon Investment Partners XX Ltd., Series 2014-1A, Class C, 3.04%, 8/12/26		250	245,275
OZLM Funding Ltd., Series 2012-2A, Class C, 4.59%, 10/30/23		500	501,371
OZLM VII Ltd., Series 2014-7A, Class C, 3.86%, 7/17/26		250	235,108
Regatta Funding LP, Series 2013-2A, Class C, 4.23%, 1/15/25		500	486,500
Symphony CLO Ltd., Series 2012-10A, Class D, 5.48%, 7/23/23		1,500	1,502,070
Voya CLO Ltd., Series 2014-3A, Class C, 3.83%, 7/25/26		250	237,600
Total Asset-Backed Securities — 2.5%			14,512,842
Corporate Bonds		Par (000)	Value
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)	USD	1,140	$1,179,900
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 12/17/16		183	206,809
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		2,605	2,650,587
			4,037,296
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		717	721,481
4.88%, 3/15/19		460	472,650
			1,194,131
Capital Markets — 0.2%
Blackstone CQP Holdco LP, 9.30%, 3/18/19		822	838,055
E*Trade Financial Corp., 0.00%, 8/31/19 (b)(e)(f)		129	278,559
			1,116,614
Chemicals — 0.6%
GEO Specialty Chemicals, Inc., 7.50%, 12/17/16 (b)		1,559	3,928,902
Commercial Services & Supplies — 0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.98%, 12/01/17 (c)		295	293,525
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		1,012	1,035,969
United Rentals North America, Inc., 5.75%, 7/15/18		350	368,375
			1,697,869
Communications Equipment — 0.4%
Avaya, Inc., 7.00%, 4/01/19 (b)		390	388,050
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		1,470	1,585,762
			1,973,812
Construction & Engineering — 0.1%
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		335	352,588
Diversified Financial Services — 0.4%
Ally Financial, Inc.:
2.91%, 7/18/16 (c)		1,375	1,401,814
7.50%, 9/15/20		160	191,400
8.00%, 11/01/31		685	885,544
			2,478,758
Hotels, Restaurants & Leisure — 0.5%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20		2,530	2,026,166
Travelport LLC/Travelport Holdings, Inc., 6.36%, 3/01/16 (b)(c)		676	675,960
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(g)		120	—
			2,702,126
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., 6.00%, 1/15/22 (b)		349	376,048
Media — 0.2%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		514	528,135
Numericable Group SA, 6.00%, 5/15/22 (b)		842	867,260
			1,395,395
Oil, Gas & Consumable Fuels — 0.1%
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		635	669,925
Road & Rail — 0.2%
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)		884	932,620
Wireless Telecommunication Services — 0.0%
T-Mobile USA, Inc., 6.13%, 1/15/22		225	233,156
Total Corporate Bonds — 4.0%			23,089,240

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Aerospace & Defense — 1.7%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20	USD	2,212	$2,202,046
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		1,175	1,151,500
Transdigm, Inc.:
Term Loan C, 3.75%, 2/28/20		887	880,481
Term Loan D, 3.75%, 6/04/21		825	819,159
TransUnion LLC, Term Loan, 4.00%, 4/09/21		4,778	4,756,141
			9,809,327
Air Freight & Logistics — 0.5%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		738	712,044
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		776	757,901
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		134	130,673
CEVA Logistics U.S. Holdings, Inc., Term Loan, 6.50%, 3/19/21		1,071	1,045,381
			2,645,999
Airlines — 0.8%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		1,429	1,414,987
Northwest Airlines, Inc., Term Loan:
2.18%, 3/10/17		783	761,143
1.56%, 9/10/18		1,077	1,026,733
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		1,139	1,127,115
			4,329,978
Auto Components — 4.5%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		1,286	1,291,264
Armored Autogroup, Inc., Term Loan B, 6.00%, 11/04/16		244	244,096
Autoparts Holdings Ltd.:
1st Lien Term Loan, 6.50%, 7/28/17		2,788	2,786,165
2nd Lien Term Loan, 10.50%, 1/29/18		1,079	1,040,500
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		1,587	1,587,025
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		1,551	1,534,403
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		8,820	8,750,675
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		5,015	5,029,092
GPX International Tire Corp., Term Loan (a)(g):
PIK, 13.00%, 12/31/49 (h)		18	—
12.25%, 12/31/49		1,097	—
Transtar Holding Co., 1st Lien Term Loan, 5.75%, 10/09/18		2,089	2,078,369
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		1,448	1,446,139
			25,787,728
Automobiles — 0.3%
Chrysler Group LLC, Term Loan B:
2018, 3.25%, 12/31/18		823	814,502
3.50%, 5/24/17		873	871,503
			1,686,005
Banks — 0.3%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		1,159	1,157,239
2nd Lien Term Loan, 8.25%, 6/03/21		308	314,619
			1,471,858
Building Products — 3.1%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		1,625	1,613,708
CPG International, Inc., Term Loan, 4.75%, 9/30/20		4,282	4,281,989
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		1,411	1,393,819
Floating Rate Loan Interests (c)		Par (000)	Value
Building Products (concluded)
Interline Brands, Inc., 2021 Term Loan, 4.00%, 3/17/21	USD	1,751	$1,729,833
Nortek, Inc., Term Loan, 3.75%, 10/30/20		2,090	2,081,285
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		1,017	998,688
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		1,763	1,751,744
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		502	495,777
Term Loan B, 4.00%, 10/31/19		3,403	3,357,813
			17,704,656
Capital Markets — 0.6%
Affinion Group, Inc.:
2nd Lien Term Loan, 8.50%, 10/12/18		1,010	1,001,309
Term Loan B, 6.75%, 4/30/18		1,366	1,352,238
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		870	865,691
			3,219,238
Chemicals — 4.9%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		1,105	1,103,369
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		573	572,485
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		2,088	2,074,290
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/28/20		117	116,413
Chemtura Corp., Term Loan B, 3.50%, 8/27/16		1,264	1,263,104
Chromaflo Technologies Corp., 1st Lien Term Loan, 4.50%, 12/02/19		1,144	1,139,959
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		2,059	2,060,106
INEOS US Finance LLC:
3 Year Term Loan, 2.20%, 5/04/15		380	380,194
6 Year Term Loan, 3.75%, 5/04/18		861	854,755
MacDermid, Inc., 1st Lien Term Loan, 4.00%, 6/07/20		2,014	2,005,224
Minerals Technology, Inc., Term Loan B, 4.00%, 5/09/21		2,250	2,247,187
Momentive Performance Materials, Inc., DIP Term Loan B, 4.00%, 4/15/15		450	449,437
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		2,454	2,442,451
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		1,365	1,367,280
Term Loan B2, 4.25%, 1/15/20		2,531	2,521,384
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		681	682,006
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/02/21		1,545	1,534,386
2nd Lien Term Loan, 7.75%, 7/02/22		1,725	1,709,475
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		584	576,799
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.00%, 3/19/20		1,756	1,752,905
Univar, Inc., Term Loan B, 5.00%, 6/30/17		984	984,553
			27,837,762
Commercial Services & Supplies — 4.9%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		3,234	3,184,871
ARAMARK Corp.:
Extended Synthetic Line of Credit 2, 3.65%, 7/26/16		46	45,783
Extended Synthetic Line of Credit 3, 3.65%, 7/26/16		32	31,958
Term Loan E, 3.25%, 9/07/19		2,928	2,897,874
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		1,158	1,153,552

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	21

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Commercial Services & Supplies (concluded)
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20	USD	3,809	$3,804,848
Connolly Corp.:
1st Lien Term Loan, 5.00%, 5/14/21		3,000	3,013,140
2nd Lien Term Loan, 8.00%, 5/14/22		1,500	1,505,625
KAR Auction Services, Inc., Term Loan B2, 3.50%, 3/11/21		1,355	1,345,881
Koosharem LLC, Exit Term Loan, 7.50%, 4/29/20		2,400	2,403,000
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/16/19		1,346	1,338,833
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		4,052	4,017,324
US Ecology, Inc., Term Loan, 3.75%, 6/17/21		950	950,000
West Corp., Term Loan B10, 3.25%, 6/30/18		2,606	2,576,857
			28,269,546
Communications Equipment — 3.1%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		835	826,859
2nd Lien Term Loan, 8.00%, 8/01/22		5,815	5,884,082
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		801	798,972
2nd Lien Term Loan, 7.50%, 1/23/22		380	382,280
Avaya, Inc., Extended Term Loan B3, 4.66%, 10/26/17		1,515	1,467,479
CommScope, Inc., Term Loan B3, 2.66% - 2.73%, 1/21/17		693	695,216
Telesat Canada, Term Loan A, 4.37%, 3/24/17	CAD	2,250	2,048,653
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.00%, 7/02/19	USD	5,461	5,437,506
			17,541,047
Construction & Engineering — 0.2%
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20		1,421	1,392,124
Construction Materials — 1.5%
Filtration Group Corp., 1st Lien Term Loan, 4.50%, 11/21/20		965	965,633
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		7,189	7,149,787
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		660	660,012
			8,775,432
Containers & Packaging — 1.1%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		923	917,308
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		2,748	2,709,687
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		1,510	1,516,297
CD&R Millennium Holdco 6 Sarl, 1st Lien Term Loan, 4.50%, 7/31/21		150	149,016
Rexam PLC, 1st Lien Term Loan, 4.25%, 5/02/21		775	774,031
Tekni-Plex, Inc., Term Loan B, 4.75%, 8/25/19		507	504,475
			6,570,814
Distributors — 1.5%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		4,997	4,946,216
American Tire Distributors Holdings, Inc., Term Loan B, 5.75%, 6/01/18		1,452	1,451,867
Crossmark Holdings, Inc., 1st Lien Term Loan, 4.50%, 12/20/19		1,015	1,003,136
VWR Funding, Inc., Term Loan, 3.41%, 4/03/17		1,192	1,185,156
			8,586,375
Diversified Consumer Services — 2.5%
Allied Security Holdings LLC:
1st Lien Term Loan, 4.25%, 2/12/21		2,883	2,859,454
2nd Lien Term Loan, 8.00%, 8/13/21		417	413,829
Bright Horizons Family Solutions, Inc., Term Loan B, 3.75% - 5.00%, 1/30/20		2,783	2,763,508
Floating Rate Loan Interests (c)		Par (000)	Value
Diversified Consumer Services (concluded)
Fitness International LLC, Term Loan B, 5.50%, 7/01/20	USD	1,105	$1,100,392
Garda World Securities Corp.:
Delayed Draw Term Loan, 4.00%, 11/06/20		299	296,783
Term Loan B, 4.00%, 11/06/20		1,169	1,160,151
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		1,072	1,039,079
ServiceMaster Company, 2014 Term Loan B, 4.25%, 7/01/21		2,680	2,657,890
Weight Watchers International, Inc., Term Loan B2, 4.00%, 4/02/20		2,805	2,203,131
			14,494,217
Diversified Financial Services — 1.3%
AssuredPartners Capital, Inc., 1st Lien Term Loan, 4.50%, 3/31/21		1,495	1,488,153
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.00%, 12/01/18		3,261	3,252,263
RPI Finance Trust, Term Loan B3, 3.25%, 11/09/18		389	388,745
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		2,582	2,577,997
			7,707,158
Diversified Telecommunication Services — 4.3%
Consolidated Communications, Inc., Term Loan B, 4.25%, 12/23/20		3,033	3,032,312
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		2,717	2,728,368
Integra Telecom, Inc.:
2nd Lien Term Loan, 9.75%, 2/22/20		1,125	1,141,875
Term Loan B, 5.25%, 2/22/19		2,015	2,013,875
Level 3 Financing, Inc.:
2019 Term Loan, 4.00%, 8/01/19		1,085	1,079,803
2020 Term Loan B, 4.00%, 1/15/20		9,510	9,462,450
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		1,939	1,919,653
U.S. Telepacific Corp., Term Loan B, 5.75%, 2/23/17		3,058	3,055,641
			24,433,977
Electric Utilities — 1.1%
American Energy — Marcellus LLC, 1st Lien Term Loan, 5.25%, 8/04/20		1,754	1,755,768
American Energy — Utica LLC:
2nd Lien Delayed Draw Term Loan, 11.00%, 9/30/18		218	228,887
2nd Lien Term Loan, 5.50%, 9/30/18		1,020	1,091,733
Incremental 2nd Lien Term Loan, 11.00%, 9/30/18		218	228,919
Energy Future Intermediate Holding Co LLC, DIP Term Loan, 4.25%, 6/19/16		1,425	1,426,425
Sandy Creek Energy Associates LP, Term Loan B, 5.00%, 11/06/20		1,285	1,291,219
			6,022,951
Electrical Equipment — 1.5%
Southwire Co., Term Loan, 3.25%, 2/10/21		1,177	1,169,105
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16		2,557	2,571,720
Extended Term Loan, 4.65%, 10/10/17 (a)(g)		6,610	5,111,381
			8,852,206
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC, Term Loan, 3.25%, 4/29/20		2,860	2,821,475
Energy Equipment & Services — 0.6%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,822	1,818,193
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		1,577	1,571,527
			3,389,720

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Food & Staples Retailing — 1.5%
Alliance Boots Holdings Ltd., Term Loan B1, 3.48%, 7/09/15	GBP	2,428	$4,021,091
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21	USD	1,475	1,466,239
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		1,040	1,051,263
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		2,226	2,209,371
			8,747,964
Food Products — 3.5%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		879	882,216
CTI Foods Holding Co. LLC, 1st Lien Term Loan, 4.50%, 6/29/20		1,126	1,123,198
Del Monte Foods, Inc., 1st Lien Term Loan, 4.25% - 5.50%, 2/18/21		1,731	1,711,459
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		3,001	2,980,752
Dole Food Co., Inc., Term Loan B, 4.50% - 5.75%, 11/01/18		2,624	2,613,371
GFA Brands, Inc., Term Loan B, 4.50%, 7/09/20		490	490,663
H.J. Heinz Co., Term Loan B1, 3.25%, 6/07/19		312	310,896
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		2,160	2,161,361
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		1,459	1,462,763
Pinnacle Foods Finance LLC:
Incremental Term Loan H, 3.25%, 4/29/20		531	524,255
Term Loan G, 3.25%, 4/29/20		2,638	2,603,563
Reddy Ice Corp.:
1st Lien Term Loan, 6.75% - 7.75%, 5/01/19		2,464	2,352,941
2nd Lien Term Loan, 10.75%, 11/01/19		1,195	1,051,600
			20,269,038
Health Care Equipment & Supplies — 6.8%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		4,069	4,059,579
2nd Lien Term Loan, 8.25%, 11/30/20		1,675	1,688,618
Biomet, Inc., Term Loan B2, 3.66% - 3.73%, 7/25/17		3,100	3,093,242
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		2,049	2,025,620
DJO Finance LLC, 2017 Term Loan, 4.25%, 9/15/17		4,271	4,264,653
Fresenius SE & Co. KGaA:
Incremental Term Loan B, 2.46%, 6/30/19	EUR	527	691,907
Term Loan B, 2.23%, 8/07/19	USD	2,690	2,686,313
The Hologic, Inc., Term Loan B, 3.25%, 8/01/19		3,303	3,281,633
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		432	432,335
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		3,536	3,533,201
Kinetic Concepts, Inc., Term Loan E1, 4.00%, 5/04/18		526	523,680
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/21		2,199	2,180,242
Millennium Laboratories, Inc., Term Loan B, 5.25%, 4/16/21		2,625	2,627,467
National Vision, Inc.:
1st Lien Term Loan, 4.00%, 3/12/21		2,754	2,705,049
2nd Lien Term Loan, 6.75%, 3/07/22		530	521,165
Onex Carestream Finance LP, 2nd Lien Term Loan, 9.50%, 12/07/19		640	647,341
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		4,010	4,008,316
			38,970,361
Health Care Providers & Services — 7.6%
Amedisys, Inc., 2nd Lien Term Loan, 8.50%, 6/25/20		1,470	1,433,250
American Renal Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/20/19		2,854	2,831,272
Floating Rate Loan Interests (c)		Par (000)	Value
Health Care Providers & Services (concluded)
Amsurg Corp., 1st Lien Term Loan B, 3.75%, 7/16/21	USD	1,305	$1,303,369
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		1,063	1,063,131
CHG Buyer Corp., Term Loan, 4.25%, 11/19/19		1,726	1,721,778
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		8,622	8,639,349
ConvaTec, Inc., Term Loan, 4.00%, 12/22/16		2,339	2,330,750
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		9,715	9,684,009
Envision Acquisition Co. LLC, 1st Lien Term Loan, 5.75%, 11/04/20		1,037	1,042,348
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		1,912	1,906,961
Genesis HealthCare Corp., Term Loan B, 10.00%, 9/25/17		1,209	1,227,575
HCA, Inc.:
Extended Term Loan B4, 2.98%, 5/01/18		1,130	1,126,496
Term Loan B5, 2.91%, 3/31/17		821	819,796
Ikaria, Inc.:
1st Lien Term Loan, 5.00%, 2/12/21		1,147	1,149,253
2nd Lien Term Loan, 8.75%, 2/14/22		315	318,544
inVentiv Health, Inc., Incremental Term Loan B3, 7.75% - 8.50%, 5/15/18		1,099	1,092,090
MPH Acquisition Holdings LLC, Term Loan, 4.00%, 3/31/21		2,310	2,294,186
National Mentor Holdings, Inc., Term Loan B, 4.75%, 1/31/21		818	816,674
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 7/09/20		990	988,794
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.00%, 6/29/18		1,846	1,839,426
			43,629,051
Health Care Technology — 0.9%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		3,362	3,316,200
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		1,918	1,901,707
			5,217,907
Hotels, Restaurants & Leisure — 11.8%
Bally Technologies, Inc., Term Loan B, 4.25%, 11/25/20		1,409	1,406,708
Belmond Interfin Ltd., Term Loan B, 4.00%, 3/21/21		2,105	2,088,056
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		1,154	1,144,856
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		3,056	3,059,673
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 6.95%, 3/01/17		1,534	1,436,916
Term Loan B7, 9.75%, 3/01/17		1,347	1,301,028
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/12/20		3,928	3,854,611
CCM Merger, Inc., Term Loan B, 4.50%, 7/18/21		1,700	1,695,750
Dave & Buster’s, Inc., Term Loan, 4.50%, 7/25/20		825	822,731
Diamond Resorts Corporation, Term Loan, 5.50%, 5/09/21		2,350	2,361,750
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		440	443,850
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		1,435	1,438,588
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		8,275	8,220,386
Intrawest ULC, Term Loan, 5.50%, 11/26/20		1,612	1,619,960
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		10,836	10,817,761
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		2,488	2,480,236
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		3,465	3,440,273

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	23

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20	USD	1,795	$1,785,690
Playa Resorts Holding BV, Term Loan B, 4.00%, 8/06/19		1,767	1,757,817
RHP Hotel Properties LP, Term Loan B, 3.75%, 1/15/21		1,285	1,284,666
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		506	505,066
Term Loan B, 4.00%, 2/19/19		1,389	1,381,906
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		5,049	5,028,855
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 6.00%, 9/02/21		3,345	3,358,949
Travelport LLC:
2nd Lien Term Loan 1, 9.50%, 1/29/16		1,057	1,076,210
Refinancing Term Loan, 6.25%, 6/26/19		1,080	1,095,813
Twin River Management Group, Inc., Term Loan B, 5.25%, 7/10/20		1,135	1,135,942
Wendy’s International, Inc., Term Loan B, 3.25%, 5/15/19		1,635	1,630,012
			67,674,059
Household Products — 1.1%
Bass Pro Group LLC, Term Loan, 3.75%, 11/20/19		2,755	2,742,244
Prestige Brands, Inc., Term Loan, 3.75%, 1/31/19		1,313	1,313,352
Spectrum Brands, Inc.:
Term Loan A, 3.00%, 9/07/17		902	900,284
Term Loan C, 3.50%, 9/04/19		1,465	1,456,602
			6,412,482
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp., Term Loan B1, 4.00%, 4/01/18		916	915,037
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		1,414	1,415,890
			2,330,927
Industrial Conglomerates — 0.8%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		4,524	4,425,008
Insurance — 2.4%
Alliant Holdings I, Inc., Term Loan B, 4.25%, 12/20/19		1,792	1,781,094
Asurion LLC:
2nd Lien Term Loan, 8.50%, 3/03/21		675	695,925
Term Loan B1, 5.00%, 5/24/19		2,760	2,766,953
CNO Financial Group, Inc.:
Term Loan B1, 3.00%, 9/28/16		1,170	1,165,250
Term Loan B2, 3.75%, 9/20/18		2,261	2,241,670
Cooper Gay Swett & Crawford Ltd., 1st Lien Term Loan, 5.00%, 4/16/20		1,827	1,698,691
Sedgwick, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		2,025	1,990,339
2nd Lien Term Loan, 6.75%, 2/28/22		1,155	1,149,225
			13,489,147
Internet Software & Services — 1.4%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/28/21		1,856	1,837,017
Go Daddy Operating Co. LLC, Term Loan B, 4.75%, 5/13/21		2,550	2,541,712
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		2,000	2,005,000
W3 Co., 1st Lien Term Loan, 5.75%, 3/13/20		1,773	1,759,268
			8,142,997
IT Services — 3.8%
First Data Corp.:
2018 Extended Term Loan, 3.66%, 3/23/18		12,519	12,378,640
2018 Term Loan, 3.66%, 9/24/18		1,150	1,139,581
Genpact International, Inc., Term Loan B, 3.50%, 8/30/19		1,856	1,848,306
InfoGroup, Inc., Term Loan, 7.50%, 5/25/18		1,015	952,136
Floating Rate Loan Interests (c)		Par (000)	Value
IT Services (concluded)
SunGard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/31/19	USD	1,596	$1,580,535
SunGard Data Systems, Inc.:
Term Loan C, 3.91%, 2/28/17		1,515	1,513,106
Term Loan E, 4.00%, 3/08/20		567	565,421
Vantiv LLC, 2014 Term Loan B, 3.75%, 5/12/21		2,025	2,023,481
			22,001,206
Leisure Products — 0.4%
Bauer Performance Sports Ltd., Term Loan B, 4.00%, 4/15/21		1,616	1,608,510
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		879	882,523
			2,491,033
Machinery — 3.9%
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19		573	576,307
Refinancing Term Loan, 4.25%, 12/10/18		1,579	1,578,777
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/31/20		1,177	1,174,076
Term Loan B3, 4.25%, 8/28/20		354	353,437
Gardner Denver, Inc., Term Loan:
4.25%, 7/30/20		3,883	3,875,594
4.75%, 7/30/20	EUR	545	717,932
Generac Power Systems, Inc., Term Loan B, 3.25%, 5/31/20	USD	1,445	1,428,284
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		1,965	1,946,611
Mirror Bidco Corp., Term Loan, 4.25%, 12/28/19		2,428	2,411,467
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		904	911,871
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		2,415	2,398,601
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		2,902	2,888,886
STS Operating, Inc., Term Loan, 4.75%, 2/19/21		688	688,564
Wabash National Corp., Term Loan B, 4.50%, 5/08/19		1,155	1,155,575
			22,105,982
Media — 14.5%
Acosta, Inc., Term Loan B, 4.25%, 3/02/18		194	194,506
Activision Blizzard, Inc., Term Loan B, 3.25%, 10/12/20		2,576	2,575,447
Advanstar Communications, Inc., 2nd Lien Term Loan, 9.50%, 6/06/20		1,125	1,122,187
CBS Outdoor Americas Capital LLC, Term Loan B, 3.00%, 1/31/21		750	744,750
Cengage Learning Acquisitions, Inc., 1st Lien Term Loan:
0.00%, 7/03/15 (a)(g)		781	—
0.00%, 7/03/15 (a)(g)		1,708	—
7.00%, 3/31/20		6,035	6,071,326
Charter Communications Operating LLC:
Term Loan E, 3.00%, 7/01/20		2,015	1,980,240
Term Loan G, 4.25%, 7/24/21		4,100	4,123,083
Clear Channel Communications, Inc.:
Term Loan B, 3.81%, 1/29/16		1,455	1,270,569
Term Loan D, 6.91%, 1/30/19		6,875	6,768,851
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.25%, 12/23/20		2,374	2,366,263
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		195	184,097
Gray Television, Inc., 2014 Term Loan B, 3.75%, 6/10/21		1,240	1,233,490
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		1,991	1,990,865
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19		1,468	1,462,030
IMG Worldwide Holdings LLC:
1st Lien Term Loan, 5.25%, 5/06/21		2,300	2,275,574
2nd Lien Term Loan, 8.25%, 5/01/22		915	896,700

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Media (concluded)
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19	USD	4,313	$4,289,301
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.50%, 1/07/22		1,490	1,489,076
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20		645	647,690
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/17/20		496	493,521
MCC Iowa LLC:
Term Loan I, 2.63%, 6/30/17		1,080	1,074,600
Term Loan J, 3.75%, 6/30/21		525	522,154
Media General, Inc., Delayed Draw Term Loan B, 4.25%, 7/31/20		1,712	1,715,855
Mediacom Communications Corp., Term Loan F, 2.63%, 3/31/18		1,117	1,097,649
Mediacom Illinois LLC, Term Loan G, 3.75%, 6/13/21		1,360	1,346,400
NEP/NCP Holdco, Inc., Incremental Term Loan, 4.25%, 1/22/20		2,290	2,271,182
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		2,236	2,242,760
Term Loan B2, 4.50%, 5/21/20		1,934	1,940,292
Salem Communications Corp., Term Loan B, 4.50%, 3/13/20		1,695	1,682,751
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		3,050	3,018,554
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		1,871	1,840,931
Tribune Co., 2013 Term Loan, 4.00%, 12/27/20		3,700	3,692,945
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		2,282	2,266,534
UPC Financing Partnership, Term Loan AG, 3.85%, 3/31/21	EUR	1,272	1,675,795
Virgin Media Investment Holdings Ltd.:
Term Loan B, 3.50%, 6/07/20	USD	3,415	3,367,395
Term Loan E, 4.25%, 6/30/23	GBP	2,840	4,705,587
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19	USD	2,220	2,224,352
Ziggo BV:
Term Loan B1A, 3.25%, 1/15/22		1,879	1,842,173
Term Loan B2A, 3.25%, 1/15/22		1,166	1,142,792
Term Loan B3, 0.50%, 1/15/22		918	899,896
			82,750,163
Metals & Mining — 1.8%
API Heat Transfer, Inc., Term Loan, 5.25%, 5/03/19		1,619	1,616,979
FMG Resources August 2006 Property Ltd., Term Loan B, 3.75%, 6/30/19		2,397	2,386,732
Novelis, Inc., Term Loan, 3.75%, 3/10/17		3,401	3,389,754
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		2,598	2,637,316
			10,030,781
Multiline Retail — 2.0%
99¢ Only Stores, Term Loan, 4.50%, 1/11/19		1,969	1,964,771
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		2,355	2,341,536
2nd Lien Term Loan, 8.50%, 3/26/20		870	878,265
Hudson’s Bay Co., 1st Lien Term Loan, 4.75%, 11/04/20		1,882	1,895,194
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		4,297	4,261,672
			11,341,438
Oil, Gas & Consumable Fuels — 3.2%
Arch Coal, Inc., Term Loan B, 6.25%, 5/16/18		1,877	1,824,247
Drillships Ocean Ventures Inc., Term Loan B, 5.50%, 7/18/21		2,910	2,918,497
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		1,920	1,902,394
Floating Rate Loan Interests (c)		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Fieldwood Energy LLC:
1st Lien Term Loan, 3.88%, 9/28/18	USD	1,360	$1,354,877
2nd Lien Term Loan, 8.38%, 9/30/20		590	602,785
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		885	887,307
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		185	184,102
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		1,435	1,463,700
Panda Temple II Power LLC, Term Loan B, 7.25%, 4/03/19		1,560	1,591,200
Power Buyer LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		470	458,250
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		1,125	1,124,527
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		1,175	1,181,615
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 7/16/21		950	953,563
Western Refining, Inc., Term Loan B, 4.25%, 11/12/20		1,463	1,458,993
WTG Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		602	599,718
			18,505,775
Personal Products — 0.1%
Prestige Brands, Inc., Term Loan B2, 4.50%, 4/28/21		450	452,250
Pharmaceuticals — 6.6%
Akorn, Inc.:
Incremental Term Loan, 4.50%, 4/16/21		700	700,875
Term Loan B, 4.50%, 4/16/21		1,790	1,792,238
Amneal Pharmaceuticals LLC, Term Loan, 4.75% - 6.00%, 11/01/19		1,226	1,224,978
Catalent Pharma Solutions, Inc.:
Term Loan, 6.50%, 12/29/17		292	293,277
Term Loan B, 4.50%, 5/20/21		3,550	3,552,236
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		916	909,464
Endo Luxembourg Finance Co. I Sarl, 2014 Term Loan B, 3.25%, 2/28/21		1,576	1,565,223
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.16%, 2/27/21		5,481	5,439,495
JLL/Delta Dutch Newco BV, Term Loan, 4.25%, 3/11/21		1,595	1,582,049
Mallinckrodt International Finance SA, Term Loan:
3.50%, 7/17/21		1,440	1,435,378
B, 3.50%, 3/19/21		2,319	2,308,171
Par Pharmaceutical Cos, Inc., Term Loan B2, 4.00%, 9/30/19		3,732	3,699,541
Pharmaceutical Product Development LLC, Term Loan B, 4.00%, 12/05/18		4,334	4,330,786
Quintiles Transnational Corp., Term Loan B3, 3.75%, 6/08/18		2,647	2,623,501
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.75%, 12/11/19		2,303	2,296,210
Series D2 Term Loan B, 3.75%, 2/13/19		2,533	2,525,026
Series E Term Loan B, 3.75%, 8/05/20		1,436	1,431,213
			37,709,661
Professional Services — 2.9%
Advantage Sales & Marketing, Inc.:
1st Lien Term Loan, 4.25%, 7/23/21		1,969	1,948,874
2nd Lien Term Loan, 7.50%, 7/25/22		1,580	1,580,332
Delayed Draw Term Loan, 4.25%, 7/23/21		66	64,962
Ceridian LLC:
Term Loan B1, 4.16%, 5/09/17		2,821	2,816,632
Term Loan B2, 4.50%, 9/14/20		2,230	2,227,684
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,241	3,220,638

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	25

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Professional Services (concluded)
Intertrust Group Holding BV, 2nd Lien Term Loan, 8.00%, 4/16/22	USD	1,175	$1,171,334
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,837	1,873,485
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,642	1,634,136
			16,538,077
Real Estate Management & Development — 1.3%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		2,296	2,292,450
Realogy Corp.:
Extended Letter of Credit, 4.40%, 10/10/16		115	114,742
Term Loan B, 3.75%, 3/05/20		5,212	5,185,491
			7,592,683
Road & Rail — 0.8%
The Hertz Corp., Term Loan B2, 3.00%, 3/11/18		1,455	1,427,719
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21		2,035	2,012,862
2nd Lien Term Loan, 7.75%, 9/21/21		975	962,812
			4,403,393
Semiconductors & Semiconductor Equipment — 1.6%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		4,695	4,687,535
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20		2,344	2,334,375
Term Loan B5, 5.00%, 1/15/21		710	711,859
NXP BV, Term Loan D, 3.25%, 1/11/20		1,419	1,405,792
			9,139,561
Software — 4.0%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		2,357	2,349,372
Evertec Group LLC, Term Loan B, 3.50%, 4/17/20		1,059	1,040,762
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		780	781,303
Term Loan B, 4.25% - 5.50%, 11/01/19		1,773	1,762,606
Infor US, Inc.:
Term Loan B3, 3.75%, 6/03/20		851	841,359
Term Loan B5, 3.75%, 6/03/20		4,008	3,972,948
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		891	832,892
Kronos Worldwide, Inc., 2014 8Term Loan, 4.75%, 2/18/20		509	509,361
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		1,787	1,831,296
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		2,195	2,190,518
2nd Lien Term Loan, 8.50%, 10/11/21		1,600	1,611,008
Regit Eins GmbH, 1st Lien Term Loan, 6.00%, 6/30/21		1,160	1,133,900
RP Crown Parent LLC, 2013 Term Loan, 6.00%, 12/21/18		925	910,068
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		2,912	2,897,917
			22,665,310
Specialty Retail — 4.5%
Academy Ltd., Term Loan, 4.50%, 8/03/18		2,273	2,265,792
Equinox Holdings, Inc., Repriced Term Loan B, 4.25%, 1/31/20		1,053	1,048,077
General Nutrition Centers, Inc., Term Loan, 3.25%, 3/04/19		1,454	1,435,150
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		161	127,366
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 4.75%, 7/26/19		1,970	1,968,999
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		1,733	1,690,688
Leslie’s Poolmart, Inc., Term Loan, 4.25%, 10/16/19		2,377	2,360,816
Floating Rate Loan Interests (c)		Par (000)	Value
Specialty Retail (concluded)
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20	USD	2,920	$2,901,750
Term Loan B, 3.75%, 1/28/20		2,253	2,226,495
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		4,158	4,118,111
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		3,370	3,359,181
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		1,706	1,697,022
Toys ‘R’ Us-Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		785	659,560
Term Loan B3, 5.25%, 5/25/18		163	136,615
			25,995,622
Textiles, Apparel & Luxury Goods — 2.1%
ABG Intermediate Holdings 2 LLC, 1st Lien Term Loan, 5.50%, 5/27/21		2,145	2,139,263
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		2,298	2,263,945
J. Crew Group, Inc., Term Loan B, 4.00%, 3/05/21		2,060	2,018,208
Kate Spade & Co., Term Loan B, 4.00%, 4/09/21		2,225	2,193,716
Nine West Holdings, Inc.:
Guarantee Term Loan, 6.25%, 1/08/20		810	805,950
Term Loan B, 4.75%, 10/08/19		950	951,188
Polymer Group, Inc., 1st Lien Term Loan, 5.25%, 12/19/19		1,526	1,533,825
			11,906,095
Thrifts & Mortgage Finance — 0.3%
IG Investment Holdings LLC, 1st Lien Term Loan, 5.25%, 10/31/19		1,931	1,931,411
Wireless Telecommunication Services — 0.5%
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		2,663	2,647,574
Total Floating Rate Loan Interests — 133.3%			762,866,549

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (b)(c)		1,336	1,366,874

Investment Companies		Shares
Capital Markets — 0.0%
Eaton Vance Floating-Rate Income Trust		54	806
Eaton Vance Senior Income Trust		13,945	93,013
Total Investment Companies — 0.0%			93,819

Other Interests (i)	Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A	USD	256	3
Diversified Financial Services — 0.1%
J.G. Wentworth LLC Preferred Equity (Acquired 11/18/13, cost $1,177,928) (a)(j)(k)		17	231,434
Household Durables — 0.3%
Stanley Martin, Class B Membership Units (k)		1	1,858,750
Total Other Interests — 0.4%			2,090,187

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Preferred Securities	Shares	Value
Preferred Stock — 0.0%
Diversified Financial Services — 0.0%
Ally Financial, Inc., Series A, 8.50% (c)(l)	4,976	$135,695

Trust Preferreds — 0.3%
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	71,644	1,918,919
Total Preferred Securities — 0.3%		2,054,614

Warrants (m)
Chemicals — 0.0%
GEO Specialty Chemicals, Inc., (Expires 3/31/15)	143,928	138,171
Software — 0.0%
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	2,406	11,191
Total Warrants — 0.0%		149,362
Total Long-Term Investments (Cost — $817,221,311) — 142.0%		813,078,886
Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (n)(o)	3,456,864	$3,456,864
Total Short-Term Securities (Cost — $3,456,864) — 0.6%		3,456,864

Options Purchased
(Cost — $43,022) — 0.0%		—
Total Investments (Cost — $820,721,197) — 142.6%		816,535,750
Liabilities in Excess of Other Assets — (42.6)%		(244,072,329)
Net Assets — 100.0%		$572,463,421

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.
(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Deutsche Bank Securities, Inc.	$815,968	—

(e)	Zero-coupon bond.
(f)	Convertible security.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(j)
Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $231,434 and an original cost of $1,177,928 which was less than 0.05% of its net assets.

(k)	Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.
(l)	Security is perpetual in nature and has no stated maturity date.
(m)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	907,643	2,549,221	3,456,864	$677

(o)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	27

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

•	Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,851,888	CAD	3,072,000	UBS AG	10/21/14	$29,736
USD	2,488,112	EUR	1,839,000	Citibank N.A.	10/21/14	71,044
USD	7,842,887	GBP	4,590,000	Bank of America N.A.	10/21/14	225,759
Total						$326,539

•	OTC options purchased as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	44	—

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivatives financial instruments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivatives financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$3,292,068	$2,052,389	$1,510,942	$6,855,399
Asset-Backed Securities	—	13,353,662	1,159,180	14,512,842
Corporate Bonds	—	18,322,283	4,766,957	23,089,240
Floating Rate Loan Interests	—	704,178,051	58,688,498	762,866,549
Non-Agency Mortgage-Backed Securities	—	1,366,874	—	1,366,874
Investment Companies	93,819	—	—	93,819
Other Interests	231,434	—	1,858,753	2,090,187
Preferred Securities	2,054,614	—	—	2,054,614
Warrants	—	11,191	138,171	149,362
Short-Term Securities	3,456,864	—	—	3,456,864
Liabilities:
Unfunded Floating Rate Loan Interests	—	(27,119)	(374)	(27,493)
Total	$9,128,799	$739,257,331	$68,122,127	$816,508,257

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$326,539	—	$326,539
Total	—	$326,539	—	$326,539
[1]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$280,710	—	—	$280,710
Foreign currency at value	26,789	—	—	26,789
Liabilities:
Bank borrowings payable	—	$(235,000,000)	—	(235,000,000)
Total	$307,499	$(235,000,000)	—	$(234,692,501)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Floating Rate Loan Interests (Liabilities)	Warrants	Total
Assets:
Opening Balance, as of August 31, 2013	$1,119,143	$21,081,133	$4,187,534	$86,976,283	$2,150,980	—	$113,703	$115,628,776
Transfers into Level 3[1]	—	—	—	17,936,055	—	—	—	17,936,055
Transfers out of Level 3[2]	—	(10,743,038)	—	(23,415,465)	—	—	—	(34,158,503)
Accrued discounts/premiums	—	23,566	86,305	204,952	—	—	—	314,823
Net realized gain (loss)	—	575,570	(1,224,001)	326,795	—	—	—	(321,636)
Net change in unrealized appreciation/ depreciation[3,4]	391,799	(562,157)	1,840,655	(485,928)	3,538,800	$(374)	24,468	4,747,263
Purchases	—	1,158,935	825,762	28,630,114	—	—	—	30,614,811
Sales	—	(10,374,829)	(949,298)	(51,484,308)	(3,831,027)	—	—	(66,639,462)
Closing Balance, as of August 31, 2014	$1,510,942	$1,159,180	$4,766,957	$58,688,498	$1,858,753	$(374)	$138,171	$68,122,127
Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014[4]	$391,798	$(117)	$603,310	$(134,297)	$492,693	$(374)	$24,468	$1,377,481
[1]	As of August 31, 2013, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $17,936,055 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[2]	As of August 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $34,158,503 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[4]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2014. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $58,988,343. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$1,510,939	Market Comparable Companies	Last 12 Months EBITDA Multiple[6]	6.50x
			Illiquidity Discount[7]	17.50%
			Offshore Last 12 Months EBITDA Multiple[6]	6.19x
			Offshore Current Fiscal Year EBITDA Mulitple[6]	7.25x
			Onshore Last 12 Months EBITDA Mulitple[6]	5.18x
			Onshore Current Fiscal Year EBITDA Multiple[6]	4.75x
			Discontinued Operations Expected Sale Proceeds[6]	$150[8]
Corporate Bonds	3,928,902	Market Comparable Companies	Last 12 Months EBITDA Multiple[6]	6.50x
			Illiquidity Discount[7]	17.50%
Floating Rate Loan Interests	1,697,022	Market Comparable Yield Analysis	Yield[7]	8.25%
Other Interests[5]	1,858,750	Market Comparable Companies	Tangible Book Value Multiple[6]	1.35x
Warrants	138,171	Market Comparable Companies	Last 12 Months EBITDA Multiple[6]	6.50x
			Illiquidity Discount[7]	17.50%
Total	$9,133,784
[5]	For the year ended August 31, 2014, the valuation technique for an investment classified as other interests changed to a market approach. The investment was previously valued utilizing an income approach. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.
[6]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[7]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
[8]	Amount is stated in millions.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	29

Consolidated Schedule of Investments August 31, 2014	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Auto Components — 0.0%
Lear Corp.		807	$81,612
Chemicals — 0.0%
LyondellBasell Industries NV, Class A		37	4,231
Construction & Engineering — 0.0%
USI United Subcontractors		6,454	122,626
Diversified Consumer Services — 0.2%
Cengage Thomson Learning (a)		38,155	1,208,254
Diversified Financial Services — 0.4%
Kcad Holdings I Ltd. (a)		384,412,912	2,625,540
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (a)		3,155	—
Software — 0.4%
HMH Holdings/EduMedia (a)		128,441	2,466,067
Total Common Stocks — 1.0%			6,508,330

Asset-Backed Securities		Par (000)
Asset-Backed Securities — 6.9%
ACAS CLO Ltd. (b)(c):
Series 2013-1A, Class D, 3.83%, 4/20/25	USD	750	721,875
Series 2014-1A, Class C, 3.15%, 7/18/26		1,500	1,459,318
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.88%, 4/15/24 (b)(c)		1,750	1,681,871
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.42%, 5/10/32 (b)(c)		594	581,911
ALM Loan Funding, Series 2013-7RA (b)(c):
Class C, 3.68%, 4/24/24		1,210	1,156,617
Class D, 5.23%, 4/24/24		1,040	966,312
ALM XIV Ltd., Series 2014-14A, Class C, 3.68%, 7/28/26 (b)(c)		3,140	2,980,488
AmeriCredit Automobile, Receivables 2014-3, AMCAR 2014-3 C, 2.58%, 9/08/20		3,750	3,752,925
Atrium CDO Corp., Series 9A, Class D, 3.74%, 2/28/24 (b)(c)		1,100	1,051,523
Battalion CLO IV Ltd., Series 2013-4A, Class C, 3.58%, 10/22/25 (b)(c)		500	464,488
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.73%, 7/15/24 (b)(c)		750	706,066
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class C, 4.23%, 2/14/25 (b)(c)		250	245,189
CarMax Auto Owner Trust, Series 2012-3, Class D, 2.29%, 4/15/19		2,530	2,560,798
Cent CLO, Series 2014-21A, Class C, 3.73%, 7/27/26 (b)(c)		1,000	947,580
Central Park CLO Ltd., Series 2011-1A, Class D, 3.43%, 7/23/22 (b)(c)		500	492,902
CIFC Funding 2014-IV, Ltd., Series 2014-4A, Class C1, 3.14%, 10/17/26 (b)(c)(d)		2,850	2,750,250
CIFC Funding Ltd., Series 2014-3A, Class D, 3.55%, 7/22/26 (b)(c)		420	392,812
Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A2, 0.32%, 10/25/47 (b)		1,114	1,101,451
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (c)		2,549	2,456,036
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.23%, 4/20/23 (b)(c)		1,090	1,081,567
Gramercy Park CLO, Ltd., Series 2012-1AR, Class CR, 4.28%, 7/17/23 (b)(c)		5,000	4,965,875
GSAA Trust, Series 2007-3, Class 1A2, 0.33%, 3/25/47 (b)		2,736	1,500,117
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.73%, 4/15/25 (b)(c)		1,000	942,366
Jamestown CLO IV Ltd., Series 2014-4A, Class C, 3.73%, 7/15/26 (b)(c)		1,165	1,096,658

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (concluded)
Madison Park Funding Ltd., Series 2012-10A, Class D, 4.48%, 1/20/25 (b)(c)	USD	700	$699,978
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.73%, 10/23/25 (b)(c)		420	400,612
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.58%, 7/17/25 (b)(c)		2,000	1,885,838
OZLM Funding Ltd., Series 2012-2A, Class C, 4.59%, 10/30/23 (b)(c)		500	501,371
OZLM VII Ltd., Series 2014-7A, Class C, 3.86%, 7/17/26 (b)(c)		780	733,535
OZLM VIII, Ltd., Series 2014-8A, Class B, 3.28%, 10/17/26 (b)(c)(d)		2,500	2,435,250
Regatta Funding LP, Series 2013-2A, Class C, 4.23%, 1/15/25 (b)(c)		500	486,500
World Financial Network Credit Card Master Trust, Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,116,616
			46,316,695
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (c)		7,331	531,478
Sterling Coofs Trust, Series 2004-1, Class A, 2.00%, 4/15/29		8,622	592,773
			1,124,251
Total Asset-Backed Securities — 7.1%			47,440,946

Corporate Bonds
Aerospace — 0.0%
Telefonica SA, Series TIT, 6.00%, 7/24/17 (e)	EUR	200	268,650
Aerospace & Defense — 0.7%
DigitalGlobe, Inc., 5.25%, 2/01/21 (c)(f)	USD	928	918,720
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		570	619,875
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (c)		339	369,510
Transdigm, Inc. (c):
6.00%, 7/15/22 (f)		1,795	1,826,413
6.50%, 7/15/24		835	855,875
			4,590,393
Airlines — 3.0%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (c)		651	677,398
American Airlines Pass-Through Trust, Series 2013-2 (f):
Class A, 4.95%, 7/15/24		3,647	3,929,157
Class B, 5.60%, 1/15/22		708	734,972
Class C, 6.00%, 1/15/17 (c)		2,600	2,691,000
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18 (f)		2,090	2,215,400
Continental Airlines, Inc., 6.75%, 9/15/15 (c)(f)		1,350	1,352,160
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		217	245,069
United Airlines Pass-Through Trust, Series 2014-2, Class B, 4.63%, 3/03/24		2,300	2,300,000
US Airways Pass-Through Trust, Class C:
Series 2011-1, 10.88%, 10/22/14		615	624,067
Series 2012-1, 9.13%, 10/01/15 (f)		1,754	1,850,027
Virgin Australia Trust, Series 2013-1 (c):
Class A, 5.00%, 4/23/25		744	787,193
Class B, 6.00%, 4/23/22 (f)		1,553	1,626,295
Class C, 7.13%, 10/23/18 (f)		1,121	1,170,966
			20,203,704
Auto Components — 1.1%
Affinia Group, Inc., 7.75%, 5/01/21 (f)		1,095	1,127,850
Autodis SA, 6.50%, 2/01/19	EUR	100	137,394
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	100	174,731

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Auto Components (concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19 (f)	USD	2,058	$2,114,595
Jaguar Land Rover Automotive PLC, 8.25%, 3/15/20	GBP	554	1,020,893
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (c)	USD	207	220,972
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	110	153,640
Schaeffler Holding Finance BV:
2.75%, 5/15/19		405	533,561
6.88% (6.88% Cash or 7.63% PIK), 8/15/18 (c)(f)(g)	USD	1,085	1,143,319
6.88%, 8/15/18 (g)	EUR	375	519,339
Titan International, Inc., 6.88%, 10/01/20	USD	555	557,775
			7,704,069
Auto Parts — 0.0%
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		223	245,858
Automobiles — 0.9%
Chrysler Group LLC/CG Co-Issuer, Inc. (f):
8.00%, 6/15/19		1,087	1,169,232
8.25%, 6/15/21		1,165	1,301,887
Ford Motor Co., 4.25%, 11/15/16 (e)		434	878,308
General Motors Co., 3.50%, 10/02/18 (f)		2,478	2,530,657
			5,880,084
Banks — 0.9%
Banco Espirito Santo SA:
4.75%, 1/15/18	EUR	100	131,841
4.00%, 1/21/19		100	129,255
CIT Group, Inc. (f):
5.00%, 5/15/17	USD	890	940,063
5.50%, 2/15/19 (c)		1,370	1,477,887
HSBC Holdings PLC, 6.25%, 3/19/18	EUR	1,000	1,541,171
Nordea Bank AB, 4.50%, 3/26/20		1,020	1,539,333
			5,759,550
Beverages — 0.1%
Constellation Brands, Inc., 7.25%, 5/15/17	USD	82	92,143
Crown European Holdings SA, 4.00%, 7/15/22	EUR	260	353,755
			445,898
Building Products — 1.0%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (c)	USD	190	193,325
BMBG Bond Finance SCA, 5.20%, 10/15/20 (b)	EUR	200	266,364
Builders FirstSource, Inc., 7.63%, 6/01/21 (c)(f)	USD	890	930,050
Building Materials Corp. of America, 6.75%, 5/01/21 (c)(f)		770	825,825
Cemex Finance LLC, 6.00%, 4/01/24 (c)(f)		1,045	1,086,800
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)(f)		1,030	1,081,500
Ply Gem Industries, Inc., 6.50%, 2/01/22 (c)		745	737,550
USG Corp., 9.75%, 1/15/18 (f)		1,390	1,636,725
			6,758,139
Cable Television Services — 0.1%
SBA Communications Corp., 4.88%, 7/15/22 (c)		710	699,350
Capital Markets — 1.0%
American Capital Ltd., 6.50%, 9/15/18 (c)(f)		975	1,023,750
Blackstone CQP Holdco LP, 9.30%, 3/18/19		953	972,188
E*Trade Financial Corp., 0.00%, 8/31/19 (c)(e)(h)		249	537,684
The Goldman Sachs Group, Inc., 3.30%, 5/03/15 (f)		3,285	3,347,037
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (c)(f)		1,050	1,105,306
			6,985,965

Corporate Bonds		Par (000)	Value
Chemicals — 0.8%
Ashland, Inc., 3.88%, 4/15/18 (f)	USD	675	$691,031
Chemtura Corp., 5.75%, 7/15/21		200	208,000
Huntsman International LLC:
8.63%, 3/15/21		655	718,862
5.13%, 4/15/21	EUR	331	456,446
INEOS Group Holdings SA:
6.13%, 8/15/18 (c)	USD	680	702,100
6.50%, 8/15/18	EUR	122	166,948
LSB Industries, Inc., 7.75%, 8/01/19	USD	301	328,843
Rockwood Specialties Group, Inc., 4.63%, 10/15/20 (f)		1,193	1,240,720
U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding BV:
5.75%, 2/01/21	EUR	200	278,557
7.38%, 5/01/21 (c)	USD	398	433,820
			5,225,327
Commercial Services & Supplies — 1.4%
AA Bond Co., Ltd., 9.50%, 7/31/43	GBP	306	563,760
ADS Waste Holdings, Inc., 8.25%, 10/01/20	USD	292	310,980
ARAMARK Corp., 5.75%, 3/15/20 (f)		712	745,820
Aviation Capital Group Corp., 4.63%, 1/31/18 (c)(f)		1,000	1,047,678
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (g)	EUR	100	142,202
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)(f)	USD	617	641,680
Covanta Holding Corp., 6.38%, 10/01/22		100	107,250
Mobile Mini, Inc., 7.88%, 12/01/20		915	988,200
Modular Space Corp., 10.25%, 1/31/19 (c)(f)		1,253	1,299,987
United Rentals North America, Inc. (f):
5.75%, 7/15/18		494	519,935
7.63%, 4/15/22		1,518	1,703,955
5.75%, 11/15/24		1,039	1,088,353
			9,159,800
Communications Equipment — 2.1%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)		6,670	6,736,700
Alcatel-Lucent USA, Inc. (c)(f):
4.63%, 7/01/17		800	812,000
6.75%, 11/15/20		2,150	2,273,625
Avaya, Inc., 7.00%, 4/01/19 (c)		437	434,815
CommScope, Inc. (c):
5.00%, 6/15/21		215	218,225
5.50%, 6/15/24		221	224,868
Zayo Group LLC/Zayo Capital, Inc. (f):
8.13%, 1/01/20		1,800	1,941,750
10.13%, 7/01/20		1,460	1,660,750
			14,302,733
Construction & Engineering — 0.3%
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)		165	174,488
Novafives SAS:
4.21%, 6/30/20 (b)	EUR	100	131,986
4.50%, 6/30/21		100	133,300
Officine MaccaFerri SpA, 5.75%, 6/01/21		150	200,147
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)(f)	USD	1,138	1,197,745
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		320	316,800
			2,154,466
Construction Materials — 1.3%
HD Supply, Inc. (f):
8.13%, 4/15/19		4,285	4,670,650
11.00%, 4/15/20		770	891,275
7.50%, 7/15/20		2,696	2,898,200
			8,460,125

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	31

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Consumer Finance — 0.7%
Ford Motor Credit Co. LLC (f):
3.88%, 1/15/15	USD	2,475	$2,505,940
7.00%, 4/15/15		400	415,880
Hyundai Capital America, 3.75%, 4/06/16 (c)(f)		1,285	1,338,041
IVS F. SpA, 7.13%, 4/01/20	EUR	235	330,417
Springleaf Finance Corp.:
7.75%, 10/01/21		52	59,020
8.25%, 10/01/23		94	108,805
			4,758,103
Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (c)		380	376,200
4.25%, 1/15/22	EUR	320	415,208
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 6/15/17 (c)(f)	USD	1,560	1,583,400
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21 (f)		144	153,720
SGD Group SAS, 5.63%, 5/15/19	EUR	100	133,384
			2,661,912
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (f)	USD	874	922,070
Diversified Consumer Services — 0.3%
APX Group, Inc.:
6.38%, 12/01/19		76	77,140
8.75%, 12/01/20		357	355,215
Garda World Security Corp., 7.25%, 11/15/21 (c)		275	281,531
Laureate Education, Inc., 9.25%, 9/01/19 (c)(f)		1,020	1,045,500
			1,759,386
Diversified Financial Services — 2.6%
Aircastle Ltd., 6.25%, 12/01/19 (f)		367	397,278
Ally Financial, Inc. (f):
8.30%, 2/12/15		2,460	2,533,800
8.00%, 11/01/31		3,146	4,065,952
Carlson Travel Holdings, Inc., 7.50%, 8/15/19 (c)(g)		204	209,610
CE Energy AS, 7.00%, 2/01/21	EUR	150	204,730
Co-Operative Group Holdings, 6.88%, 7/08/20 (i)	GBP	190	336,720
General Motors Financial Co., Inc., 2.63%, 7/10/17 (f)	USD	2,760	2,772,508
Jefferies Finance LLC/JFIN Co-Issuer Corp. (c):
7.38%, 4/01/20 (f)		585	611,325
6.88%, 4/15/22		456	457,140
Leucadia National Corp., 8.13%, 9/15/15 (f)		1,870	1,993,887
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19 (f)		1,294	1,344,143
9.00%, 4/15/19		790	829,500
9.88%, 8/15/19		307	340,386
5.75%, 10/15/20 (f)		800	836,000
6.88%, 2/15/21		210	224,963
			17,157,942
Diversified Telecommunication Services — 3.7%
CenturyLink, Inc.:
6.45%, 6/15/21		155	169,725
Series V, 5.63%, 4/01/20 (f)		751	794,182
Level 3 Communications, Inc., 8.88%, 6/01/19 (f)		735	793,800
Level 3 Financing, Inc.:
3.82%, 1/15/18 (b)(c)		411	413,055
8.13%, 7/01/19 (f)		3,083	3,337,347
7.00%, 6/01/20		495	533,363
6.13%, 1/15/21 (c)(f)		1,682	1,774,510
Telecom Italia SpA:
6.13%, 11/15/16 (e)	EUR	300	468,883
6.38%, 6/24/19	GBP	200	360,677
4.88%, 9/25/20	EUR	220	317,192
4.50%, 1/25/21		270	382,321
5.88%, 5/19/23	GBP	450	785,808
Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	271	$386,347
6.75%, 8/15/24		397	583,447
Verizon Communications, Inc., 3.65%, 9/14/18 (f)	USD	13,000	13,865,969
Windstream Corp.:
7.75%, 10/15/20		41	44,178
6.38%, 8/01/23		5	5,013
			25,015,817
Electric Utilities — 0.3%
ContourGlobal Power Holdings SA, 7.13%, 6/01/19 (c)		728	733,460
Homer City Generation LP (g):
8.14% (8.14% Cash or 8.64% PIK), 10/01/19		345	369,150
8.73% (8.73% Cash or 9.23% PIK), 10/01/26		599	634,940
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		403	434,350
			2,171,900
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 4/15/23	EUR	140	191,771
Techem Energy Metering Service GmbH & Co., 7.88%, 10/01/20		106	154,599
			346,370
Energy Equipment & Services — 0.7%
Calfrac Holdings LP, 7.50%, 12/01/20 (c)(f)		503	534,437
CGG SA, 7.75%, 5/15/17		111	112,388
MEG Energy Corp. (c)(f):
6.50%, 3/15/21		244	257,420
7.00%, 3/31/24		864	939,600
Peabody Energy Corp. (f):
6.00%, 11/15/18		1,004	1,034,120
6.25%, 11/15/21		583	580,814
Precision Drilling Corp., 5.25%, 11/15/24 (c)		522	522,000
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (c)(f)		535	561,750
Transocean, Inc., 6.00%, 3/15/18 (f)		230	255,941
			4,798,470
Food & Staples Retailing — 0.6%
Brakes Capital, 7.13%, 12/15/18	GBP	1,255	2,109,741
Premier Foods Finance PLC, 5.56%, 3/15/20 (b)		115	186,144
R&R Ice Cream PLC:
9.25%, 5/15/18	EUR	314	421,451
4.75%, 5/15/20		150	197,092
5.50%, 5/15/20	GBP	105	171,712
Rite Aid Corp., 9.25%, 3/15/20 (f)	USD	1,095	1,226,400
			4,312,540
Food Products — 0.3%
Boparan Finance PLC:
5.25%, 7/15/19	GBP	100	158,991
4.38%, 7/15/21	EUR	105	132,455
5.50%, 7/15/21	GBP	115	181,152
Findus Bondco SA:
9.13%, 7/01/18	EUR	187	266,594
9.50%, 7/01/18	GBP	100	179,296
Smithfield Foods, Inc.:
5.88%, 8/01/21 (c)	USD	193	206,510
6.63%, 8/15/22		783	861,300
Univeg Holding BV, 7.88%, 11/15/20	EUR	135	175,609
			2,161,907
Gas Utilities — 0.2%
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 7.88%, 10/15/18 (f)	USD	1,515	1,581,281

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies — 0.3%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	170	$215,553
Biomet, Inc., 6.50%, 10/01/20 (f)	USD	418	445,693
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18 (f)		413	438,813
IDH Finance PLC, 6.00%, 12/01/18	GBP	113	195,101
Teleflex, Inc., 6.88%, 6/01/19 (f)	USD	675	713,812
			2,008,972
Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22 (c)		240	242,400
Amsurg Corp., 5.63%, 7/15/22 (c)		1,016	1,038,860
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19 (f)		995	1,052,212
CHS/Community Health Systems, Inc. (f):
5.13%, 8/15/18		490	509,600
6.88%, 2/01/22 (c)		1,604	1,704,250
Crown Newco 3 PLC, 7.00%, 2/15/18	GBP	335	579,509
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24 (f)	USD	1,093	1,108,712
HCA Holdings, Inc., 7.75%, 5/15/21		285	310,650
HCA, Inc.:
3.75%, 3/15/19 (f)		786	791,895
6.50%, 2/15/20		160	179,000
5.88%, 3/15/22		82	89,175
4.75%, 5/01/23		108	108,945
5.00%, 3/15/24		335	341,281
Hologic, Inc., 6.25%, 8/01/20 (f)		1,289	1,359,895
Kindred Healthcare, Inc., 6.38%, 4/15/22 (c)		186	187,860
Tenet Healthcare Corp.:
6.25%, 11/01/18		264	287,760
5.00%, 3/01/19 (c)		911	922,388
4.75%, 6/01/20		520	529,100
6.00%, 10/01/20		811	879,935
8.13%, 4/01/22 (f)		898	1,033,822
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	355	607,034
			13,864,283
Home Building — 0.1%
Weyerhaeuser Real Estate Co. (c):
4.38%, 6/15/19	USD	500	500,000
5.88%, 6/15/24		340	346,800
			846,800
Hotels, Restaurants & Leisure — 4.9%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20 (f)		5,255	4,207,956
CDW LLC/CDW Finance Corp., 6.00%, 8/15/22		280	295,050
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	540	734,367
Enterprise Funding Ltd., Series ETI, 3.50%, 9/10/20 (e)	GBP	100	168,920
Enterprise Inns PLC, 6.50%, 12/06/18		926	1,641,682
Gamenet SpA, 7.25%, 8/01/18	EUR	100	135,350
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18	USD	357	370,388
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (c)		485	497,125
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	480	714,263
MCE Finance Ltd., 5.00%, 2/15/21 (c)(f)	USD	941	936,295
Six Flags Entertainment Corp., 5.25%, 1/15/21 (c)(f)		576	583,200
Snai SpA, 7.63%, 6/15/18	EUR	205	290,235
Spirit Issuer PLC (b):
Series A1, 1.10%, 12/28/28	GBP	550	780,970
Series A2, 3.25%, 12/28/31		1,800	2,808,975
Series A5, 5.47%, 12/28/34		4,500	7,283,911
Series A6, 2.35%, 12/28/36		2,670	4,244,217
Station Casinos LLC, 7.50%, 3/01/21 (f)	USD	2,245	2,424,600
Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Travelport LLC/Travelport Holdings, Inc., 11.88%, 9/01/16 (c)	USD	78	$77,628
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(j)		375	—
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	1,288	2,250,533
Series A4, 5.66%, 6/30/27		791	1,323,695
Vougeot Bidco PLC, 7.88%, 7/15/20		218	378,213
Wynn Macau Ltd., 5.25%, 10/15/21 (c)(f)	USD	428	435,490
			32,583,063
Household Durables — 1.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (c)		510	503,625
Beazer Homes USA, Inc.:
6.63%, 4/15/18		910	962,325
5.75%, 6/15/19		523	519,078
Berkline/Benchcraft LLC, 1.00%, 11/03/14 (a)(j)		200	—
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (c)(f)		925	981,656
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (c)		259	268,389
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (c)(f)		2,130	2,289,750
KB Home, 7.25%, 6/15/18 (f)		880	968,000
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	248	363,353
Standard Pacific Corp., 8.38%, 1/15/21 (f)	USD	1,000	1,175,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (c)		597	602,970
			8,634,146
Household Products — 0.2%
Ontex IV SA, 9.00%, 4/15/19	EUR	353	497,790
Spectrum Brands, Inc.:
6.38%, 11/15/20	USD	250	268,750
6.63%, 11/15/22		285	308,513
			1,075,053
Independent Power and Renewable Electricity Producers — 0.9%
The AES Corp., 7.75%, 10/15/15 (f)		534	567,375
Baytex Energy Corp. (c):
5.13%, 6/01/21		170	170,212
5.63%, 6/01/24		61	61,000
Calpine Corp.:
6.00%, 1/15/22 (c)		143	154,083
5.38%, 1/15/23		1,099	1,109,990
5.88%, 1/15/24 (c)		438	468,660
5.75%, 1/15/25		1,162	1,173,620
NRG Energy, Inc.:
7.63%, 1/15/18 (f)		913	1,028,038
6.25%, 5/01/24 (c)		536	553,420
NRG REMA LLC:
Series B, 9.24%, 7/02/17		63	67,548
Series C, 9.68%, 7/02/26 (f)		589	642,010
			5,995,956
Insurance — 1.6%
Allied World Assurance Co., Ltd., 7.50%, 8/01/16 (f)		3,000	3,342,546
CNO Financial Group, Inc., 6.38%, 10/01/20 (c)(f)		304	325,280
Forethought Financial Group, Inc., 8.63%, 4/15/21 (c)(f)		750	861,186
Galaxy Bidco Ltd., 6.38%, 11/15/20	GBP	100	165,808
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (c)	USD	255	268,388
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		595	635,162
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (b)	EUR	400	637,358
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	125	213,844

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	33

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Insurance (concluded)
Prudential Holdings LLC, 8.70%, 12/18/23 (c)(f)	USD	2,871	$3,658,321
TMF Group Holding BV, 9.88%, 12/01/19	EUR	310	441,010
			10,548,903
Internet Software & Services — 0.3%
Cerved Group SpA:
6.38%, 1/15/20		100	140,264
8.00%, 1/15/21		100	145,323
IAC/InterActiveCorp, 4.88%, 11/30/18 (f)	USD	695	721,063
Interactive Data Corp., 5.88%, 4/15/19 (c)		741	738,221
			1,744,871
IT Services — 2.1%
Ceridian Corp., 8.88%, 7/15/19 (c)(f)		1,395	1,562,400
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		1,004	1,147,070
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (c)		655	663,843
Epicor Software Corp., 8.63%, 5/01/19 (f)		1,260	1,351,350
First Data Corp.:
7.38%, 6/15/19 (c)(f)		1,775	1,894,812
6.75%, 11/01/20 (c)(f)		813	880,072
11.75%, 8/15/21		713	843,123
SunGard Data Systems, Inc., 6.63%, 11/01/19 (f)		1,040	1,089,400
The Western Union Co., 2.88%, 12/10/17 (f)		4,000	4,136,072
WEX, Inc., 4.75%, 2/01/23 (c)(f)		550	528,000
			14,096,142
Machinery — 0.1%
Amsted Industries, Inc., 5.00%, 3/15/22 (c)		298	300,235
Galapagos Holding SA, 7.00%, 6/15/22	EUR	100	128,527
Galapagos SA, 5.38%, 6/15/21		100	132,709
			561,471
Media — 5.1%
Adria Bidco BV, 7.88%, 11/15/20		140	196,692
Altice Financing SA, 6.50%, 1/15/22 (c)	USD	850	894,625
Altice SA:
7.25%, 5/15/22	EUR	400	557,288
7.75%, 5/15/22 (c)(f)	USD	1,050	1,115,625
AMC Networks, Inc., 7.75%, 7/15/21 (f)		865	954,744
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (c):
5.25%, 2/15/22		105	107,363
5.63%, 2/15/24		165	169,950
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(j)		509	—
Clear Channel Communications, Inc.:
9.00%, 12/15/19		345	357,075
9.00%, 3/01/21		966	1,002,225
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		677	724,390
6.50%, 11/15/22 (f)		965	1,027,725
6.50%, 11/15/22		213	227,910
Columbus International, Inc., 7.38%, 3/30/21 (c)(f)		1,375	1,497,031
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16 (f)		3,000	3,099,441
DISH DBS Corp. (f):
7.13%, 2/01/16		200	213,500
4.25%, 4/01/18		1,330	1,361,587
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (c)		305	323,300
Gannett Co., Inc.:
5.13%, 10/15/19 (c)		197	201,925
5.13%, 7/15/20		218	222,905
6.38%, 10/15/23 (c)		304	323,000
Gray Television, Inc., 7.50%, 10/01/20 (f)		428	451,540
Inmarsat Finance PLC, 4.88%, 5/15/22 (c)(f)		825	827,062
Intelsat Jackson Holdings SA:
7.25%, 10/15/20 (f)		1,660	1,776,200
5.50%, 8/01/23		515	513,069
Intelsat Luxembourg SA, 6.75%, 6/01/18		800	838,000
Corporate Bonds		Par (000)	Value
Media (concluded)
Level 3 Escrow II, Inc., 5.38%, 8/15/22 (c)	USD	1,055	$1,060,275
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (c)		185	199,338
The McClatchy Co., 9.00%, 12/15/22		330	371,250
MDC Partners, Inc., 6.75%, 4/01/20 (c)		733	765,985
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)		245	252,963
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		345	354,488
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (c)		330	333,300
Numericable Group SA:
4.88%, 5/15/19 (c)(f)		1,770	1,792,125
5.38%, 5/15/22	EUR	110	153,192
6.00%, 5/15/22 (c)(f)	USD	1,530	1,575,900
5.63%, 5/15/24	EUR	260	361,704
6.25%, 5/15/24 (c)(f)	USD	510	525,937
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)		580	619,150
Sinclair Television Group, Inc., 5.63%, 8/01/24 (c)		386	385,035
Sirius XM Holdings, Inc., 5.75%, 8/01/21 (c)(f)		424	440,960
Sterling Entertainment Corp., 10.00%, 12/15/19		1,175	1,198,500
Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/01/19 (c)		789	858,037
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50%, 3/15/19		1,440	1,522,800
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	1,274	2,212,852
VTR Finance BV, 6.88%, 1/15/24 (c)	USD	512	549,120
			34,517,083
Metals & Mining — 1.6%
ArcelorMittal (f):
4.25%, 8/05/15		738	753,683
6.13%, 6/01/18		612	666,315
Constellium NV:
4.63%, 5/15/21	EUR	195	266,469
5.75%, 5/15/24 (c)	USD	358	372,320
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	495	666,665
Global Brass & Copper, Inc., 9.50%, 6/01/19 (f)	USD	695	781,006
Kaiser Aluminum Corp., 8.25%, 6/01/20 (f)		510	569,288
Novelis, Inc., 8.75%, 12/15/20 (f)		2,375	2,627,344
Peabody Energy Corp., 6.50%, 9/15/20		408	410,550
Perstorp Holding AB, 8.75%, 5/15/17 (c)		290	309,575
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17		160	170,400
Steel Dynamics, Inc., 6.38%, 8/15/22 (f)		555	593,850
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	400	549,751
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)(f)	USD	2,156	2,328,480
			11,065,696
Multiline Retail — 0.3%
Debenhams PLC, 5.25%, 7/15/21	GBP	225	369,799
Dufry Finance SCA, 4.50%, 7/15/22	EUR	135	185,087
Hema Bondco I BV, 6.25%, 6/15/19		205	271,887
The Neiman Marcus Group Ltd., 8.00%, 10/15/21 (c)(f)	USD	856	923,410
			1,750,183
Oil, Gas & Consumable Fuels — 4.5%
Access Midstream Partners LP/ACMP Finance Corp.:
4.88%, 5/15/23		455	478,887
4.88%, 3/15/24		209	219,764
American Energy-Permian Basin LLC/AEPB Finance Corp. (c):
7.13%, 11/01/20		338	327,860
7.38%, 11/01/21		289	281,775
Antero Resources Finance Corp., 5.38%, 11/01/21 (f)		774	797,220

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Athlon Holdings LP/Athlon Finance Corp.:
7.38%, 4/15/21	USD	254	$275,590
6.00%, 5/01/22 (c)		230	236,900
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		95	99,750
Chaparral Energy, Inc., 7.63%, 11/15/22		305	327,494
Cimarex Energy Co., 4.38%, 6/01/24		206	214,498
Concho Resources, Inc., 5.50%, 4/01/23 (f)		1,365	1,457,137
CONSOL Energy, Inc., 5.88%, 4/15/22 (c)(f)		1,653	1,727,385
El Paso LLC:
7.80%, 8/01/31		116	143,840
7.75%, 1/15/32		556	696,390
Energy Transfer Equity LP, 5.88%, 1/15/24 (f)		875	924,219
Energy XXI Gulf Coast, Inc., 6.88%, 3/15/24 (c)		278	282,865
EnQuest PLC, 7.00%, 4/15/22 (c)		428	430,140
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19 (f)		450	474,750
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (c)(f)		520	518,700
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24		640	650,506
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (c)(f)		1,285	1,431,169
Kinder Morgan, Inc. (c):
5.00%, 2/15/21		302	323,140
5.63%, 11/15/23		306	337,365
Laredo Petroleum, Inc., 7.38%, 5/01/22		515	563,925
Lightstream Resources Ltd., 8.63%, 2/01/20 (c)		379	392,265
Linn Energy LLC/Linn Energy Finance Corp.:
8.63%, 4/15/20 (f)		1,083	1,156,102
7.75%, 2/01/21		215	228,975
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		344	356,900
NGPL PipeCo LLC, 9.63%, 6/01/19 (c)		353	385,653
Oasis Petroleum, Inc.:
7.25%, 2/01/19		380	399,000
6.50%, 11/01/21		410	437,675
Petrobras Global Finance BV, 3.00%, 1/15/19 (f)		768	756,764
Range Resources Corp.:
6.75%, 8/01/20 (f)		815	872,050
5.75%, 6/01/21		161	171,868
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (c)		143	153,725
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22 (c)		376	383,520
Rosetta Resources, Inc., 5.63%, 5/01/21		379	388,001
Sabine Pass Liquefaction LLC (f):
5.63%, 4/15/23		754	784,160
5.75%, 5/15/24 (c)		456	474,240
Sabine Pass LNG LP, 7.50%, 11/30/16 (f)		3,110	3,378,237
Sanchez Energy Corp., 6.13%, 1/15/23 (c)		681	704,835
SandRidge Energy, Inc.:
8.75%, 1/15/20		79	82,950
7.50%, 3/15/21		225	236,250
7.50%, 2/15/23 (f)		921	957,840
Seventy Seven Energy, Inc., 6.50%, 7/15/22 (c)		258	265,740
SM Energy Co., 6.63%, 2/15/19		60	62,700
Southern Star Central Corp., 5.13%, 7/15/22 (c)(f)		935	946,687
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		636	699,600
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (f)		176	184,360
Ultra Petroleum Corp., 5.75%, 12/15/18 (c)		425	438,813
Whiting Petroleum Corp., 5.00%, 3/15/19 (f)		1,426	1,504,430
			30,024,609
Paper & Forest Products — 0.0%
NewPage Corp., 11.38%, 12/31/14 (a)(j)		3,177	—
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	100	130,410
			130,410
Corporate Bonds		Par (000)	Value
Pharmaceuticals — 1.1%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (c)(g)	USD	156	$159,510
Endo Finance LLC/Endo Finco, Inc. (c):
7.25%, 1/15/22		121	131,134
5.38%, 1/15/23		230	229,425
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (c)		759	779,873
Jaguar Holding Co. I, 9.38%, 10/15/17 (c)(g)		268	275,705
Mallinckrodt International Finance SA, 5.75%, 8/01/22 (c)		830	847,638
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (c)		140	151,900
Valeant Pharmaceuticals International, Inc. (c):
6.75%, 8/15/18 (f)		2,214	2,368,980
6.88%, 12/01/18 (f)		1,210	1,259,912
6.38%, 10/15/20 (f)		613	641,351
7.50%, 7/15/21		335	365,150
5.63%, 12/01/21		520	528,450
			7,739,028
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20 (f)		540	580,500
Real Estate Investment Trusts (REITs) — 0.5%
Felcor Lodging LP, 6.75%, 6/01/19 (f)		820	865,100
iStar Financial, Inc.:
4.00%, 11/01/17		435	432,825
5.00%, 7/01/19		305	305,000
Rayonier AM Products, Inc., 5.50%, 6/01/24 (c)		64	62,720
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21 (f)		1,300	1,432,891
			3,098,536
Real Estate Management & Development — 0.9%
Realogy Corp. (c):
7.63%, 1/15/20 (f)		1,837	2,002,330
9.00%, 1/15/20		301	336,368
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (c)		759	759,000
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		220	228,800
RPG Byty Sro, 6.75%, 5/01/20	EUR	220	297,741
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19 (f)	USD	2,110	2,278,800
			5,903,039
Road & Rail — 1.1%
Asciano Finance Ltd., 3.13%, 9/23/15 (c)(f)		3,400	3,463,305
EC Finance PLC, 5.13%, 7/15/21	EUR	180	240,562
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)(f)	USD	1,170	1,234,350
The Hertz Corp.:
7.50%, 10/15/18		540	563,625
6.75%, 4/15/19		405	424,744
5.88%, 10/15/20		435	447,506
7.38%, 1/15/21 (f)		675	722,250
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		319	326,178
			7,422,520
Semiconductors & Semiconductor Equipment — 0.4%
Micron Technology, Inc., 5.50%, 2/01/25 (c)		840	850,500
NXP BV/NXP Funding LLC (c)(f):
3.75%, 6/01/18		950	954,750
5.75%, 2/15/21		560	588,000
			2,393,250

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	35

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Software — 0.7%
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (c)(g)	USD	744	$757,020
Infor US, Inc., 9.38%, 4/01/19 (f)		2,000	2,200,000
Nuance Communications, Inc., 5.38%, 8/15/20 (c)(f)		1,715	1,723,575
			4,680,595
Specialty Retail — 0.4%
Magnolia BC SA, 9.00%, 8/01/20	EUR	274	362,744
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	100	175,976
Party City Holdings, Inc., 8.88%, 8/01/20	USD	374	412,335
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75% (8.75% Cash or 9.50% PIK), 8/15/19 (c)(g)		252	258,930
QVC, Inc., 7.50%, 10/01/19 (c)(f)		410	427,983
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23 (f)		508	535,940
THOM Europe SAS, 7.38%, 7/15/19	EUR	230	295,409
Twin Set-Simona Barbieri SpA, 6.08%, 7/15/19 (b)		212	268,139
			2,737,456
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22	USD	380	413,250
Springs Industries, Inc., 6.25%, 6/01/21		645	648,225
The William Carter Co., 5.25%, 8/15/21		346	361,570
			1,423,045
Trading Companies & Distributors — 0.2%
Ashtead Capital, Inc., 6.50%, 7/15/22 (c)(f)		1,054	1,146,225
Transportation Infrastructure — 1.9%
Aguila 3 SA, 7.88%, 1/31/18 (c)		848	881,920
Federal Express Corp. 2012 Pass-Through Trust, 2.63%, 1/15/18 (c)(f)		917	930,306
JCH Parent, Inc., 10.50% (10.25% Cash or 11.25% PIK), 3/15/19 (c)(g)		878	873,610
Penske Truck Leasing Co. LP/PTL Finance Corp. (c)(f):
3.13%, 5/11/15		3,372	3,428,086
3.38%, 3/15/18		6,155	6,458,565
			12,572,487
Wireless Telecommunication Services — 2.0%
Digicel Ltd., 6.00%, 4/15/21 (c)(f)		2,073	2,135,190
The Geo Group, Inc., 5.88%, 1/15/22		340	347,650
Phones4u Finance PLC, 9.50%, 4/01/18	GBP	207	351,383
Sprint Communications, Inc. (c)(f):
9.00%, 11/15/18	USD	2,020	2,401,275
7.00%, 3/01/20		1,141	1,272,215
Sprint Corp. (c):
7.88%, 9/15/23		1,215	1,303,087
7.13%, 6/15/24		515	525,300
T-Mobile USA, Inc.:
6.63%, 4/28/21 (f)		1,380	1,452,450
6.13%, 1/15/22		75	77,719
6.73%, 4/28/22 (f)		1,455	1,535,025
6.50%, 1/15/24		535	556,400
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	695	917,761
4.20%, 7/15/20 (b)		320	422,041
			13,297,496
Total Corporate Bonds — 59.6%			398,933,627
Floating Rate Loan Interests (b)		Par (000)	Value
Aerospace & Defense — 0.8%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20	USD	1,284	$1,277,973
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		1,375	1,347,500
Transdigm, Inc.:
Term Loan C, 3.75%, 2/28/20		650	645,686
Term Loan D, 3.75%, 6/04/21		300	297,876
TransUnion LLC, Term Loan, 4.00%, 4/09/21		1,576	1,568,832
			5,137,867
Air Freight & Logistics — 0.4%
CEVA Group PLC, Synthetic Line of Credit, 6.50%, 3/19/21		678	654,402
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		713	696,546
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		123	120,094
CEVA Logistics U.S. Holdings, Inc., Term Loan, 6.50%, 3/19/21		984	960,754
			2,431,796
Airlines — 0.1%
Northwest Airlines, Inc.:
2.18%, 3/10/17		451	438,922
1.56%, 9/10/18		621	592,016
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		7	6,732
			1,037,670
Auto Components — 1.7%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		741	743,702
Autoparts Holdings Ltd.:
1st Lien Term Loan, 6.50%, 7/28/17		961	960,747
2nd Lien Term Loan, 10.50%, 1/29/18		1,250	1,205,212
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		856	855,700
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		3,340	3,313,748
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		2,985	2,993,388
Transtar Holding Co., 1st Lien Term Loan, 5.75%, 10/09/18		1,248	1,242,188
			11,314,685
Banks — 0.1%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		418	417,202
2nd Lien Term Loan, 8.25%, 6/03/21		353	360,290
			777,492
Beverages — 0.0%
Le-Nature’s, Inc., Tranche B Term Loan, 3/01/2011 (a)(j)		1,000	—
Building Products — 1.0%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		863	857,103
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,639	1,638,972
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		943	930,854
Momentive Performance Materials, Inc., DIP Term Loan B, 4.00%, 4/15/15		375	374,531
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		1,147	1,125,972
United Subcontractors, Inc., Term Loan, 4.24%, 6/30/15		172	162,963
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		766	755,937
Term Loan B, 4.00%, 10/31/19		808	796,934
			6,643,266

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Capital Markets — 0.2%
Affinion Group, Inc.:
2nd Lien Term Loan, 8.50%, 10/12/18	USD	633	$627,070
Term Loan B, 6.75%, 4/30/18		524	518,584
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		576	572,709
			1,718,363
Chemicals — 1.5%
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		769	769,573
INEOS US Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		662	657,124
MacDermid, Inc., 1st Lien Term Loan, 4.00%, 6/07/20		663	660,262
Minerals Technology, Inc., Term Loan B, 4.00%, 5/09/21		1,325	1,323,344
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		1,258	1,251,851
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		705	706,177
Term Loan B2, 4.25%, 1/15/20		675	672,369
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		773	774,564
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/02/21		520	516,428
2nd Lien Term Loan, 7.75%, 7/02/22		1,050	1,040,550
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		658	650,121
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.00%, 3/19/20		932	929,665
			9,952,028
Commercial Services & Supplies — 1.6%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		1,012	996,745
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		1,193	1,188,910
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		1,567	1,565,087
Catalent Pharma Solutions, Inc.:
Term Loan, 6.50%, 12/29/17		216	217,025
Term Loan B, 4.50%, 5/20/21		625	625,394
Connolly Corp.:
1st Lien Term Loan, 5.00%, 5/14/21		1,175	1,180,146
2nd Lien Term Loan, 8.00%, 5/14/22		1,000	1,003,750
Koosharem LLC, Exit Term Loan, 7.50%, 4/29/20		1,875	1,877,344
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/16/19		338	336,200
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		1,778	1,762,816
			10,753,417
Communications Equipment — 1.6%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		975	965,494
2nd Lien Term Loan, 8.00%, 8/01/22		3,960	4,007,045
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		328	327,529
2nd Lien Term Loan, 7.50%, 1/23/22		265	266,590
Avaya, Inc., Extended Term Loan B3, 4.66%, 10/26/17		760	736,612
CommScope, Inc., Term Loan B3, 2.66%, 1/21/17		434	435,847
Telesat Canada, Term Loan A, 4.37%, 3/24/17	CAD	1,652	1,503,711
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.00%, 7/02/19	USD	2,752	2,740,595
			10,983,423
Construction & Engineering — 0.1%
Centaur Acquisition LLC, 2nd Lien Term Loan, 8.75%, 2/15/20		710	718,875
Floating Rate Loan Interests (b)		Par (000)	Value
Construction Materials — 0.4%
Filtration Group Corp., 1st Lien Term Loan, 4.50%, 11/21/20	USD	502	$502,726
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		1,869	1,858,338
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		377	377,150
			2,738,214
Containers & Packaging — 0.2%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		384	381,799
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		996	981,820
CD&R Millennium Holdco 6 Sarl, 1st Lien Term Loan, 4.50%, 7/31/21		50	49,672
			1,413,291
Distributors — 0.4%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		2,089	2,067,882
American Tire Distributors Holdings, Inc., Term Loan B, 5.75%, 6/01/18		200	199,500
VWR Funding, Inc., Term Loan, 3.41%, 4/03/17		453	450,555
			2,717,937
Diversified Consumer Services — 0.7%
Allied Security Holdings LLC, 1st Lien Term Loan, 4.25%, 2/12/21		516	511,858
Fitness International LLC, Term Loan B, 5.50%, 7/01/20		600	597,498
Garda World Securities Corp.:
Delayed Draw Term Loan, 4.00%, 11/06/20		76	75,358
Term Loan B, 4.00%, 11/06/20		297	294,580
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		625	606,129
ServiceMaster Company, 2014 Term Loan B, 4.25%, 7/01/21		1,090	1,081,007
Weight Watchers International, Inc., Term Loan B2, 4.00%, 4/02/20		1,656	1,301,234
			4,467,664
Diversified Financial Services — 0.4%
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.00%, 12/01/18		1,509	1,505,417
RPI Finance Trust, Term Loan B3, 3.25%, 11/09/18		447	446,337
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		1,119	1,117,629
			3,069,383
Diversified Telecommunication Services — 1.6%
Consolidated Communications, Inc., Term Loan B, 4.25%, 12/23/20		2,227	2,226,207
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		1,724	1,731,749
Integra Telecom, Inc.:
2nd Lien Term Loan, 9.75%, 2/22/20		1,270	1,289,050
Term Loan B, 5.25%, 2/22/19		1,160	1,159,953
Level 3 Financing, Inc., 2020 Term Loan B, 4.00%, 1/15/20		3,365	3,348,175
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		988	987,169
			10,742,303
Electric Utilities — 0.4%
American Energy—Marcellus LLC, 1st Lien Term Loan, 5.25%, 8/04/20		571	571,255
American Energy—Utica LLC:
2nd Lien Delayed Draw Term Loan, 11.00%, 9/30/18		489	513,665
Incremental 2nd Lien Term Loan, 11.00%, 9/30/18		489	513,737
Sandy Creek Energy Associates LP, Term Loan B, 5.00%, 11/06/20		836	839,538
			2,438,195

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	37

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Electrical Equipment — 1.0%
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16	USD	866	$871,433
Extended Term Loan, 4.65%, 10/10/17 (a)(j)		7,640	5,907,859
			6,779,292
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, Term Loan, 3.25%, 4/29/20		839	828,138
Energy Equipment & Services — 0.2%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,099	1,096,845
Food & Staples Retailing — 0.3%
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21		630	626,258
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		240	242,599
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		902	895,428
			1,764,285
Food Products — 1.3%
Del Monte Foods, Inc., 1st Lien Term Loan, 4.25%, 2/18/21		642	634,420
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		1,502	1,492,128
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		1,053	1,048,302
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		675	675,425
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		1,040	1,042,099
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		1,038	1,024,353
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		1,471	1,405,163
2nd Lien Term Loan, 10.75%, 11/01/19		1,380	1,214,400
			8,536,290
Health Care Equipment & Supplies — 2.0%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		1,470	1,466,782
2nd Lien Term Loan, 8.25%, 11/30/20		530	534,309
Biomet, Inc., Term Loan B2, 3.73%, 7/25/17		1,157	1,154,749
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		543	536,800
DJO Finance LLC, 2017 Term Loan, 4.25%, 9/15/17		1,697	1,693,943
The Hologic, Inc., Term Loan B, 3.25%, 8/01/19		1,308	1,300,105
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		633	632,649
Millennium Laboratories, Inc., Term Loan B, 5.25%, 4/16/21		1,825	1,826,716
National Vision, Inc.:
1st Lien Term Loan, 4.00%, 3/12/21		1,252	1,229,370
2nd Lien Term Loan, 6.75%, 3/07/22		340	334,332
Onex Carestream Finance LP, 2nd Lien Term Loan, 9.50%, 12/07/19		406	410,724
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		2,175	2,174,087
			13,294,566
Health Care Providers & Services — 2.5%
Amedisys, Inc., 2nd Lien Term Loan, 8.50%, 6/25/20		1,360	1,326,000
American Renal Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/20/19		844	837,626
Amsurg Corp., 1st Lien Term Loan B, 3.75%, 7/16/21		460	459,425
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		440	439,916
Care UK Health & Social Care PLC, 5.56%, 7/15/19	GBP	191	309,162
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21	USD	3,985	3,993,144
ConvaTec, Inc., Term Loan, 4.00%, 12/22/16		1,169	1,165,375
Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (concluded)
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21	USD	2,845	$2,835,924
Envision Acquisition Co. LLC, 1st Lien Term Loan, 5.75%, 11/04/20		898	902,704
Genesis HealthCare Corp., Term Loan B, 10.00%, 9/25/17		1,014	1,028,714
Ikaria, Inc.:
1st Lien Term Loan, 5.00%, 2/12/21		510	510,779
2nd Lien Term Loan, 8.75%, 2/14/22		270	273,038
inVentiv Health, Inc., Incremental Term Loan B3, 7.75%, 5/15/18		231	229,682
MPH Acquisition Holdings LLC, Term Loan, 4.00%, 3/31/21		778	772,929
National Mentor Holdings, Inc., Term Loan B, 4.75%, 1/31/21		579	577,647
Surgery Center Holdings, Inc., 1st Lien Term Loan, 4.25%, 7/09/20		405	404,894
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.00%, 6/29/18		594	591,773
			16,658,732
Health Care Technology — 0.1%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		628	619,941
Hotels, Restaurants & Leisure — 4.6%
Bally Technologies, Inc., Term Loan B, 4.25%, 11/25/20		505	503,728
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,239	1,240,660
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 6.95%, 3/01/17		981	919,319
Term Loan B7, 9.75%, 3/01/17		1,821	1,758,498
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/12/20		1,989	1,952,297
Caesars Growth Properties Holdings LLC, Term Loan, 6.25%, 5/08/21		2,350	2,294,610
CCM Merger, Inc., Term Loan B, 4.50%, 7/18/21		790	788,025
Dave & Buster’s, Inc., Term Loan, 4.50%, 7/25/20		290	289,202
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		1,825	1,834,125
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		340	342,975
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		585	586,462
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		1,818	1,806,234
Intrawest ULC, Term Loan, 5.50%, 11/26/20		612	614,985
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		4,891	4,883,117
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		647	644,861
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		1,070	1,062,249
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		730	726,050
Playa Resorts Holding BV, Term Loan B, 4.00%, 8/06/19		720	715,965
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		397	396,131
Term Loan B, 4.00%, 2/19/19		561	558,643
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		2,342	2,331,996
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 4.00%, 9/02/21		1,200	1,205,004
Travelport LLC/Travelport Holdings, Inc.:
2nd Lien PIK Term Loan 2, 4.00%, 12/01/16		1,055	1,055,361
2nd Lien Term Loan 1, 9.50%, 1/29/16		1,178	1,200,207
Refinancing Term Loan, 6.25%, 6/26/19		1,236	1,254,053
			30,964,757
Household Products — 0.2%
Bass Pro Group LLC, Term Loan, 3.75%, 11/20/19		1,150	1,144,402

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Independent Power and Renewable Electricity Producers — 0.4%
Calpine Corp., Term Loan B1, 4.00%, 4/01/18	USD	1,048	$1,047,155
Energy Future Intermediate Holding Co LLC, DIP Term Loan, 4.25%, 6/19/16		830	830,830
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		994	995,227
			2,873,212
Industrial Conglomerates — 0.3%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		2,349	2,297,406
Insurance — 1.0%
Asurion LLC:
2nd Lien Term Loan, 8.50%, 3/03/21		445	458,795
Term Loan B1, 5.00%, 5/24/19		1,496	1,499,980
CNO Financial Group, Inc., Term Loan B2, 3.75%, 9/20/18		1,308	1,297,326
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20		1,049	975,942
2nd Lien Term Loan C, 8.25%, 10/16/20		500	450,000
Sedgwick, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,102	1,083,411
2nd Lien Term Loan, 6.75%, 2/28/22		665	661,675
			6,427,129
Internet Software & Services — 0.5%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/28/21		1,169	1,156,990
Go Daddy Operating Co. LLC, Term Loan B, 4.75%, 5/13/21		805	802,384
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		1,450	1,453,625
			3,412,999
IT Services — 2.1%
Ceridian LLC:
Term Loan B1, 4.16%, 5/09/17		988	986,806
Term Loan B2, 4.50%, 9/14/20		551	550,539
First Data Corp.:
2018 Extended Term Loan, 3.66%, 3/23/18		7,249	7,167,649
2018 Term Loan, 3.66%, 9/24/18		1,640	1,625,142
InfoGroup, Inc., Term Loan, 7.50%, 5/25/18		754	707,469
SunGard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/31/19		798	790,267
SunGard Data Systems, Inc.:
Term Loan C, 3.91%, 2/28/17		705	704,119
Term Loan E, 4.00%, 3/08/20		379	378,397
Vantiv LLC, 2014 Term Loan B, 3.75%, 5/12/21		950	949,287
			13,859,675
Leisure Products — 0.1%
Bauer Performance Sports Ltd., Term Loan B, 4.00%, 4/15/21		422	420,406
Machinery — 1.0%
Alliance Laundry Systems LLC, Refinancing Term Loan, 4.25%, 12/10/18		1,063	1,063,401
Gardner Denver, Inc.:
4.25%, 7/30/20		838	836,518
4.75%, 7/30/20	EUR	221	291,368
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18	USD	1,081	1,070,636
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		525	529,494
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		1,316	1,307,084
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		571	568,579
Wabash National Corp., Term Loan B, 4.50%, 5/08/19		908	908,178
			6,575,258
Floating Rate Loan Interests (b)		Par (000)	Value
Media — 4.8%
Activision Blizzard, Inc., Term Loan B, 3.25%, 10/12/20	USD	1,090	$1,089,147
Advanstar Communications, Inc., 2nd Lien Term Loan, 9.50%, 6/06/20		465	463,837
Cengage Learning Acquisitions, Inc., 1st Lien Term Loan:
0.00%, 7/03/15 (a)(j)		2,005	—
7.00%, 3/31/20		2,434	2,448,601
Charter Communications Operating LLC:
Term Loan E, 3.00%, 7/01/20		1,173	1,153,113
Term Loan G, 3.50%, 7/24/21		1,435	1,443,079
Clear Channel Communications, Inc.:
Term Loan B, 3.81%, 1/29/16		316	314,122
Term Loan D, 6.91%, 1/30/19		4,063	4,000,009
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.25%, 12/23/20		1,341	1,336,872
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		208	196,269
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		886	886,050
IMG Worldwide Holdings LLC:
1st Lien Term Loan, 5.25%, 5/06/21		995	984,433
2nd Lien Term Loan, 8.25%, 5/01/22		1,065	1,043,700
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		2,514	2,500,321
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20		395	396,647
Media General, Inc., Delayed Draw Term Loan B, 4.25%, 7/31/20		696	697,502
Mediacom Communications Corp., Term Loan F, 2.63%, 3/31/18		778	764,434
NEP/NCP Holdco, Inc., Incremental Term Loan, 4.25%, 1/22/20		1,659	1,645,222
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		1,106	1,109,278
Term Loan B2, 4.50%, 5/21/20		957	959,677
Salem Communications Corp., Term Loan B, 4.50%, 3/13/20		997	989,572
Tribune Co., 2013 Term Loan, 4.00%, 12/27/20		1,083	1,081,317
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		2,423	2,406,786
UPC Financing Partnership, Term Loan AG, 3.85%, 3/31/21	EUR	442	582,097
Virgin Media Investment Holdings Ltd.:
Term Loan B, 3.50%, 6/07/20	USD	410	404,285
Term Loan E, 4.25%, 6/30/23	GBP	790	1,308,948
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19	USD	730	731,630
Ziggo BV:
Term Loan B1A, 2.50%, 1/15/22		489	479,000
Term Loan B2A, 2.50%, 1/15/22		333	326,723
Term Loan B3, 2.75%, 1/15/22		548	537,342
			32,280,013
Metals & Mining — 0.8%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		255	259,144
FMG Resources (August 2006) Property Ltd., Term Loan B, 3.75%, 6/30/19		1,391	1,384,662
Novelis, Inc., Term Loan, 3.75%, 3/10/17		2,001	1,994,615
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,511	1,533,758
			5,172,179

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	39

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Multiline Retail — 0.5%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19	USD	586	$582,728
2nd Lien Term Loan, 8.50%, 3/26/20		575	580,462
Hudson’s Bay Co., 1st Lien Term Loan, 4.75%, 11/04/20		948	954,582
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		1,643	1,629,024
			3,746,796
Oil, Gas & Consumable Fuels — 1.7%
Arch Coal, Inc., Term Loan B, 6.25%, 5/16/18		1,499	1,456,888
Drillships Ocean Ventures Inc., Term Loan B, 5.50%, 7/18/21		1,005	1,007,935
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		1,127	1,116,335
Fieldwood Energy LLC:
1st Lien Term Loan, 3.88%, 9/28/18		466	464,629
2nd Lien Term Loan, 8.38%, 9/30/20		420	429,101
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		899	900,956
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		187	186,168
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		1,645	1,677,900
Panda Temple II Power LLC, Term Loan B, 7.25%, 4/03/19		900	918,000
Power Buyer LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		275	268,125
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		450	449,811
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		460	462,590
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 7/16/21		370	371,387
Western Refining, Inc., Term Loan B, 4.25%, 11/12/20		1,015	1,012,363
WTG Holdings III Corp.:
1st Lien Term Loan, 4.75%, 1/15/21		299	297,381
2nd Lien Term Loan, 8.50%, 1/15/22		160	159,733
			11,179,302
Pharmaceuticals — 1.4%
Akorn, Inc.:
Incremental Term Loan, 3.50%, 4/16/21		410	410,513
Term Loan B, 4.50%, 4/16/21		885	886,106
Endo Luxembourg Finance Co. I Sarl, 2014 Term Loan B, 3.25%, 2/28/21		853	847,003
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.16%, 2/27/21		2,100	2,083,737
Mallinckrodt International Finance SA, Term Loan B, 3.50%, 3/19/21		793	789,246
Par Pharmaceutical Cos, Inc., Term Loan B2, 4.00%, 9/30/19		1,649	1,634,154
Pharmaceutical Product Development LLC, Term Loan B, 4.00%, 12/05/18		1,392	1,390,774
Valeant Pharmaceuticals International, Inc.:
Series C2, Term Loan B, 3.75%, 12/11/19		478	476,251
Series E, Term Loan B, 3.75%, 8/05/20		721	717,950
			9,235,734
Professional Services — 0.7%
Advantage Sales & Marketing, Inc.:
1st Lien Term Loan, 4.25%, 7/23/21		469	464,474
2nd Lien Term Loan, 7.50%, 7/25/22		605	605,127
Delayed Draw Term Loan, 3.25%, 7/23/21		16	15,482
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		610	606,461
Floating Rate Loan Interests (b)		Par (000)	Value
Professional Services (concluded)
Intertrust Group Holding BV, 2nd Lien Term Loan, 8.00%, 4/16/22	USD	850	$847,348
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,057	1,077,757
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,166	1,160,480
			4,777,129
Real Estate Management & Development — 0.5%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		941	939,677
Realogy Corp.:
Extended Letter of Credit, 4.40%, 10/10/16		47	47,149
Term Loan B, 3.75%, 3/05/20		2,101	2,090,457
			3,077,283
Road & Rail — 0.2%
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21		1,012	1,001,498
2nd Lien Term Loan, 7.75%, 9/21/21		675	666,562
			1,668,060
Semiconductors & Semiconductor Equipment — 0.6%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		2,680	2,675,739
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20		720	716,744
Term Loan B5, 5.00%, 1/15/21		377	378,330
			3,770,813
Software — 1.7%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		811	808,643
Evertec Group LLC, Term Loan B, 3.50%, 4/17/20		460	452,294
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		560	560,935
Term Loan B, 4.25%, 11/01/19		551	547,779
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		1,111	1,101,067
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		610	570,350
Kronos Worldwide, Inc., 2014 Term Loan, 4.75%, 2/18/20		234	234,706
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		1,837	1,882,449
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		632	630,511
2nd Lien Term Loan, 8.50%, 10/11/21		1,200	1,208,256
Regit Eins GmbH, 1st Lien Term Loan, 6.00%, 6/30/21		1,020	997,050
RP Crown Parent LLC, 2013 Term Loan, 6.00%, 12/21/18		909	893,389
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		850	845,411
Websense, Inc., 2nd Lien Term Loan, 8.25%, 12/24/20		560	556,500
			11,289,340
Specialty Retail — 0.9%
Academy Ltd., Term Loan, 4.50%, 8/03/18		1,456	1,451,643
Michaels Stores, Inc., Incremental 2014 Term Loan B2, 4.00%, 1/28/20		1,200	1,192,500
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		2,437	2,414,154
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		893	890,068
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.25%, 5/25/18		242	202,995
			6,151,360

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	USD	1,246	$1,227,618
J. Crew Group, Inc., Term Loan B, 4.00%, 3/05/21		638	625,498
Nine West Holdings, Inc.:
Guarantee Term Loan, 6.25%, 1/08/20		555	552,225
Term Loan B, 4.75%, 10/08/19		440	440,550
Polymer Group, Inc., 1st Lien Term Loan, 5.25%, 12/19/19		714	717,734
			3,563,625
Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, 1st Lien Term Loan, 5.25%, 10/31/19		857	857,310
Wireless Telecommunication Services — 0.2%
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		1,535	1,525,554
Total Floating Rate Loan Interests — 45.5%			304,903,700

Foreign Agency Obligations
Cyprus Government International Bond, 4.63%, 2/03/20	EUR	1,000	1,307,380
Iceland Government International Bond:
4.88%, 6/16/16	USD	580	605,546
5.88%, 5/11/22		3,030	3,448,155
Total Foreign Agency Obligations — 0.8%			5,361,081

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.5%
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35		5,164	4,835,563
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35		1,284	1,251,798
Series 2006-17, Class A2, 6.00%, 12/25/36		2,798	2,587,868
Series 2007-HY5, Class 3A1, 5.05%, 9/25/37 (b)		1,855	1,731,011
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 2.57%, 10/25/35 (b)		1,847	1,665,446
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (b)(c)		4,162	4,258,180
Morgan Stanley Reremic Trust, Series 2010-R4, Class 4A, REMIC, 0.46%, 2/26/37 (b)(c)		664	660,411
			16,990,277
Commercial Mortgage-Backed Securities — 7.7%
Banc of America Commercial Mortgage Trust, Series 2007-4, Class A4, 5.95%, 2/10/51 (b)		1,687	1,861,842
Commercial Mortgage Pass-Through Certificates (b)(c):
Series 2013-LC13, Class D, 5.22%, 8/10/46		3,530	3,462,471
Series 2014-KYO, Class F, 3.66%, 6/11/27		1,855	1,845,078
Commercial Mortgage Trust, Series 2013-LC6:
Class B, 3.74%, 1/10/46		1,110	1,117,904
Class D, 4.43%, 1/10/46 (b)(c)		1,330	1,254,836
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AM, 5.34%, 12/15/39		1,850	1,989,170
Credit Suisse Mortgage Capital Certificates (b):
Series 2007-C2, Class A2, 5.45%, 1/15/49		5	4,974
Series 2007-C5, Class AAB, 5.62%, 9/15/40		1,160	1,229,154
Series 2014-SURF, Class E, 3.26%, 2/15/29 (c)		1,000	1,002,559
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM, 6.01%, 7/10/38 (b)		1,610	1,729,322
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (c)		1,995	1,995,375
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
GS Mortgage Securities Trust (b):
Series 2006-GG6, Class AM, 5.62%, 4/10/38	USD	3,680	$3,878,683
Series 2014-GSFL, Class D, 4.06%, 7/15/31 (c)		1,140	1,138,873
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class D, 5.25%, 11/15/45 (b)(c)		1,400	1,390,179
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		297	298,293
Series 2007-CB18, Class A4, 5.44%, 6/12/47		2,075	2,243,747
Series 2007-CB19, Class A4, 5.89%, 2/12/49 (b)		2,140	2,337,760
Series 2012-LC9, Class XA, 2.08%, 12/15/47 (b)		14,813	1,466,400
LB-UBS Commercial Mortgage Trust (b):
Series 2007-C2, Class AM, 5.49%, 2/15/40		2,500	2,666,797
Series 2007-C6, Class A4, 5.86%, 7/15/40		4,469	4,752,872
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.01%, 6/12/50 (b)		1,501	1,613,697
Talisman Finance PLC, Series 6, Class A, 0.38%, 10/22/16 (b)	EUR	1,619	2,064,047
Titan Europe PLC, Series 2007-1X, Class A, 0.81%, 1/20/17 (b)	GBP	2,548	4,018,889
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.14%, 2/15/51 (b)	USD	2,030	2,201,632
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class B, 4.31%, 8/15/45		1,085	1,141,373
Series 2012-C8, Class C, 5.04%, 8/15/45 (b)		1,395	1,494,124
Series 2014-C20, Class XA, 1.41%, 5/15/47 (b)		14,954	1,181,732
Windermere XI Cmbs PLC, Series XI-X, Class A, 0.81%, 4/24/17 (b)	GBP	46	75,828
			51,457,611
Interest Only Commercial Mortgage-Backed Securities — 0.3%
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA, 2.39%, 11/15/45 (b)(c)	USD	16,543	1,943,274
Total Non-Agency Mortgage-Backed Securities — 10.5%			70,391,162

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.0%
Freddie Mac Mortgage-Backed Securities:
Series 3986, Class M, REMIC, 4.50%, 9/15/41		2,411	2,629,557
Series K032, Class A2, 3.31%, 5/25/23 (b)		3,500	3,655,516
			6,285,073
Interest Only Collateralized Mortgage Obligations — 0.8%
Fannie Mae Mortgage-Backed Securities, Series 2012-M9, Class X1, 4.23%, 12/25/17 (b)		19,723	2,122,936
Freddie Mac Mortgage-Backed Securities, Class X1 (b):
Series K707, 1.69%, 12/25/18		42,627	2,470,667
Series K710, 1.91%, 5/25/19		13,258	943,567
			5,537,170
Mortgage-Backed Securities — 3.5%
Fannie Mae Mortgage-Backed Securities (f):
3.50%, 8/01/26		7,542	7,986,635
5.00%, 7/01/20–8/01/23		5,598	5,981,355
Freddie Mac Mortgage-Backed Securities, 4.50%, 4/01/25 (f)		8,905	9,575,323
			23,543,313
Total U.S. Government Sponsored Agency Securities — 5.3%			35,365,556

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	41

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Other Interests (k)	Beneficial Interest (000)		Value
Auto Components — 0.0%
Lear Corp. Escrow	USD	1,000	$8,750
Construction Materials — 0.0%
USI Senior Holdings		6	—
Diversified Financial Services — 0.0%
J.G. Wentworth LLC Preferred Equity Interests (Acquired 11/18/13, cost $969,589) (a)(l)(m)		14	191,652
Total Other Interests — 0.0%			200,402

Preferred Securities
Capital Trusts		Par (000)
Banks — 0.5%
Wachovia Capital Trust III, 5.57% (b)(f)(n)		3,365	3,297,700
Capital Markets — 0.5%
Credit Suisse Group AG, 6.25% (b)(c)(f)(n)		1,445	1,437,775
The Goldman Sachs Group, Inc., Series L, 5.70% (b)(f)(n)		1,920	1,982,085
			3,419,860
Diversified Financial Services — 4.4%
Bank of America Corp. (b)(f)(n):
Series U, 5.20%		1,250	1,204,688
Series V, 5.13%		3,470	3,434,190
Barclays PLC, 8.00% (b)(n)		600	851,529
Citigroup, Inc. (b)(f)(n):
5.90%		5,000	5,015,650
5.95%		1,370	1,381,987
JPMorgan Chase & Co. (b)(f)(n):
Series U, 6.13%		6,690	6,840,525
Series V, 5.00%		3,000	2,974,968
Macquarie Bank Ltd., 10.25%, 6/20/57 (b)		1,450	1,653,000
Morgan Stanley, Series H, 5.45% (b)(f)(n)		1,426	1,450,955
Societe Generale SA, 6.00% (b)(c)(f)(n)		4,825	4,607,875
			29,415,367
Insurance — 3.5%
The Allstate Corp., 6.13%, 5/15/67 (b)(f)		3,000	3,195,000
AXA SA, 6.46% (b)(c)(f)(n)		1,625	1,724,531
Genworth Holdings, Inc., 6.15%, 11/15/66 (b)(f)		1,850	1,628,000
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (b)(f)		2,500	2,943,750
Liberty Mutual Group, Inc. (c)(f):
7.00%, 3/07/67 (b)		1,575	1,673,438
7.80%, 3/07/87		1,500	1,770,000
Prudential Financial, Inc., 5.63%, 6/15/43 (b)(f)		3,250	3,485,625
Swiss Re Capital I LP, 6.85% (b)(c)(f)(n)		3,000	3,157,500
Voya Financial, Inc., 5.65%, 5/15/53 (b)(f)		3,500	3,561,250
			23,139,094
Total Capital Trusts — 8.9%			59,272,021
Preferred Stocks	Shares	Value
Capital Markets — 0.8%
The Goldman Sachs Group, Inc., Series J, 5.50% (b)	202,526	$4,957,837
SCE Trust III, 5.75% (b)	21,200	563,496
		5,521,333
Consumer Finance — 0.0%
Ally Financial, Inc., Series A, 8.50% (b)	8,657	236,076
Diversified Financial Services — 0.5%
Morgan Stanley, 6.88% (b)	120,000	3,241,200
Total Preferred Stocks — 1.3%		8,998,609

Trust Preferreds — 0.5%
Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)	124,413	3,332,288
Total Preferred Securities — 10.7%		71,602,918

Warrants (o) — 0.0%
Software — 0.0%
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	3,100	14,419
Total Long-Term Investments (Cost — $927,830,032) — 140.5%		940,722,141

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (p)(q)	7,390,390	7,390,390
Total Short-Term Securities (Cost — $7,390,390) — 1.1%		7,390,390
Options Purchased (Cost — $246,671) — 0.0%		2,762
Total Investments Before Options Written (Cost — $935,467,093) — 141.6%		948,115,293
Options Written (Premiums Received — $187,000) — (0.0)%		(175,052)
Total Investments, Net of Options Written — 141.6%		947,940,241
Liabilities in Excess of Other Assets — (41.6)%		(278,557,844)
Net Assets — 100.0%		$669,382,397

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Variable rate security. Rate shown is as of report date.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America N.A.	$2,435,250	—
Morgan Stanley & Co. LLC	$2,750,250	—

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

(e)	Convertible security.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Zero-coupon bond.
(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(l)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $191,652 and an original cost of $969,589 which was less than 0.05% of its net assets.
(m)	Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.
(n)	Security is perpetual in nature and has no stated maturity date.
(o)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(p)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,184,093	6,206,297	7,390,390	$2,538

(q)	Represents the current yield as of the report date.
•	Reverse repurchase agreements outstanding as of August 31, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.40%	3/07/13	Open	$1,503,125	$1,512,177
Credit Suisse Securities (USA) LLC	0.35%	3/22/13	Open	1,496,075	1,503,755
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	243,800	245,021
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	5,701,069	5,729,614
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,233,600	1,239,777
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,277,250	1,283,645
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	2,861,250	2,875,576
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	3,119,100	3,134,717
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	3,213,750	3,229,841
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	3,695,000	3,713,501
Credit Suisse Securities (USA) LLC	0.40%	5/30/13	Open	720,960	724,637
Barclays Capital, Inc.	0.44%	6/21/13	Open	1,109,299	1,115,223
Barclays Capital, Inc.	0.60%	6/24/13	Open	1,731,221	1,743,744
Barclays Capital, Inc.	0.60%	6/24/13	Open	488,876	492,412
BNP Paribas Securities Corp.	0.34%	9/18/13	Open	13,065,000	13,107,940
Barclays Capital, Inc.	0.60%	9/27/13	Open	1,189,125	1,195,844
Barclays Capital, Inc.	0.60%	10/15/13	Open	893,525	898,305
Barclays Capital, Inc.	0.60%	10/16/13	Open	803,937	808,225
Barclays Capital, Inc.	0.60%	10/17/13	Open	728,012	731,883
Barclays Capital, Inc.	0.60%	10/17/13	Open	682,594	686,223
Barclays Capital, Inc.	0.60%	10/17/13	Open	875,600	880,255
Barclays Capital, Inc.	0.60%	10/17/13	Open	1,215,287	1,221,749
Barclays Capital, Inc.	0.60%	10/21/13	Open	676,000	679,538
Barclays Capital, Inc.	0.60%	10/22/13	Open	845,434	849,858
Barclays Capital, Inc.	0.60%	10/22/13	Open	1,023,231	1,028,586
Barclays Capital, Inc.	0.60%	10/22/13	Open	788,400	792,526
Barclays Capital, Inc.	0.60%	11/15/13	Open	2,067,975	2,077,970
Barclays Capital, Inc.	0.60%	11/15/13	Open	1,356,788	1,363,345
Barclays Capital, Inc.	0.60%	11/15/13	Open	1,283,400	1,289,603
Barclays Capital, Inc.	0.55%	11/18/13	Open	1,313,488	1,319,247
Deutsche Bank Securities, Inc.	0.60%	11/27/13	Open	1,227,000	1,232,644
Deutsche Bank Securities, Inc.	0.60%	11/27/13	Open	1,538,000	1,545,075
Deutsche Bank Securities, Inc.	0.60%	11/27/13	Open	2,602,000	2,613,969
Deutsche Bank Securities, Inc.	0.60%	11/27/13	Open	834,000	837,836
Deutsche Bank Securities, Inc.	0.60%	12/12/13	Open	723,000	726,169
Deutsche Bank Securities, Inc.	0.60%	12/12/13	Open	564,000	566,472
Deutsche Bank Securities, Inc.	0.60%	12/12/13	Open	549,000	551,406
Deutsche Bank Securities, Inc.	0.60%	12/12/13	Open	727,000	730,187
Deutsche Bank Securities, Inc.	0.60%	12/12/13	Open	1,323,000	1,328,799
Deutsche Bank Securities, Inc.	0.59%	12/16/13	Open	412,000	413,749
Deutsche Bank Securities, Inc.	0.58%	12/18/13	Open	996,000	1,000,108

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	43

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of August 31, 2014 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.60%	12/18/13	Open	$1,030,000	$1,034,395
Deutsche Bank Securities, Inc.	0.60%	12/18/13	Open	1,222,000	1,227,214
Deutsche Bank Securities, Inc.	0.50%	12/27/13	Open	1,416,000	1,420,818
Deutsche Bank Securities, Inc.	0.55%	12/27/13	Open	973,000	976,642
Deutsche Bank Securities, Inc.	0.55%	12/27/13	Open	296,000	297,108
Deutsche Bank Securities, Inc.	0.58%	12/27/13	Open	1,450,000	1,455,723
Deutsche Bank Securities, Inc.	0.58%	12/27/13	Open	593,000	595,341
Deutsche Bank Securities, Inc.	0.58%	12/27/13	Open	945,000	948,730
Deutsche Bank Securities, Inc.	0.58%	12/27/13	Open	357,000	358,409
Deutsche Bank Securities, Inc.	0.58%	12/27/13	Open	1,228,000	1,232,847
Deutsche Bank Securities, Inc.	0.60%	12/27/13	Open	1,898,000	1,905,750
Deutsche Bank Securities, Inc.	0.60%	12/27/13	Open	820,000	823,348
Barclays Capital, Inc.	0.35%	2/28/14	Open	3,109,000	3,114,592
Barclays Capital, Inc.	0.35%	2/28/14	Open	3,202,000	3,207,759
Barclays Capital, Inc.	0.35%	2/28/14	Open	1,929,000	1,932,470
Barclays Capital, Inc.	0.60%	2/28/14	Open	935,000	937,883
Deutsche Bank Securities, Inc.	0.55%	2/28/14	Open	474,000	475,340
Deutsche Bank Securities, Inc.	0.55%	2/28/14	Open	2,862,000	2,870,089
Deutsche Bank Securities, Inc.	0.55%	2/28/14	Open	1,073,000	1,076,033
Deutsche Bank Securities, Inc.	0.55%	3/10/14	Open	349,000	349,933
HSBC Securities (USA), Inc.	0.38%	3/10/14	Open	6,339,571	6,351,282
Barclays Capital, Inc.	0.60%	3/11/14	Open	629,879	631,706
Deutsche Bank Securities, Inc.	0.60%	3/20/14	Open	686,000	687,887
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	500,000	501,047
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	1,500,000	1,503,140
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	1,000,000	1,002,093
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	800,000	801,674
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	2,100,000	2,104,395
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	500,000	501,047
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	500,000	501,047
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	1,300,000	1,302,721
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	900,000	901,884
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	2,000,000	2,004,186
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	1,200,000	1,202,512
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	500,000	501,047
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	600,000	601,256
Deutsche Bank Securities, Inc.	0.55%	4/16/14	Open	100,000	100,209
Deutsche Bank Securities, Inc.	0.58%	4/16/14	Open	500,000	501,104
Deutsche Bank Securities, Inc.	0.58%	4/16/14	Open	1,600,000	1,603,532
Deutsche Bank Securities, Inc.	0.58%	4/16/14	Open	2,400,000	2,405,297
Deutsche Bank Securities, Inc.	0.58%	4/16/14	Open	1,500,000	1,503,311
Deutsche Bank Securities, Inc.	0.60%	4/16/14	Open	500,000	501,142
Barclays Capital, Inc.	0.60%	4/17/14	Open	611,000	612,354
Barclays Capital, Inc.	0.60%	4/17/14	Open	1,633,000	1,636,620
Barclays Capital, Inc.	0.60%	4/17/14	Open	278,000	278,616
Barclays Capital, Inc.	0.60%	4/17/14	Open	960,000	962,128
Barclays Capital, Inc.	0.60%	4/17/14	Open	502,000	503,113
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	899,000	900,817
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	593,000	594,199
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	768,000	769,553
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	2,075,000	2,079,195
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	848,000	849,714
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	945,000	946,910
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	1,498,000	1,501,028
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	1,014,000	1,016,050
Deutsche Bank Securities, Inc.	0.55%	4/21/14	Open	1,539,000	1,542,111
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	1,244,000	1,246,652
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	142,000	142,303
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	705,000	706,503
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	467,000	467,996
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	1,180,000	1,182,516
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	200,000	200,426
Deutsche Bank Securities, Inc.	0.58%	4/21/14	Open	3,194,000	3,200,809
HSBC Securities (USA), Inc.	0.55%	5/09/14	Open	1,125,643	1,127,621
Deutsche Bank Securities, Inc.	0.55%	5/13/14	Open	412,000	412,692

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of August 31, 2014 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.55%	5/13/14	Open	$2,377,000	$2,380,995
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	580,000	581,028
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	2,227,000	2,230,947
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	1,460,000	1,462,587
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	2,194,000	2,197,888
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	1,370,000	1,372,428
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	166,000	166,294
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	1,573,000	1,575,788
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	804,000	805,425
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	973,000	974,724
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	1,178,000	1,180,088
Deutsche Bank Securities, Inc.	0.58%	5/13/14	Open	627,000	628,111
Deutsche Bank Securities, Inc.	0.59%	5/13/14	Open	392,000	392,707
Deutsche Bank Securities, Inc.	0.59%	5/13/14	Open	810,000	811,460
Deutsche Bank Securities, Inc.	0.59%	5/13/14	Open	827,000	828,491
Deutsche Bank Securities, Inc.	0.59%	5/13/14	Open	841,000	842,516
Deutsche Bank Securities, Inc.	0.60%	5/13/14	Open	933,000	934,711
Deutsche Bank Securities, Inc.	0.60%	5/13/14	Open	1,049,000	1,050,923
UBS Securities LLC	(0.50)%	5/13/14	Open	980,000	978,503
UBS Securities LLC	0.34%	5/13/14	Open	3,277,000	3,280,404
UBS Securities LLC	0.35%	5/13/14	Open	1,693,000	1,694,811
UBS Securities LLC	0.45%	5/13/14	Open	811,000	812,115
UBS Securities LLC	0.55%	5/13/14	Open	2,171,000	2,174,648
UBS Securities LLC	0.55%	5/13/14	Open	2,326,000	2,329,909
UBS Securities LLC	0.55%	5/13/14	Open	371,000	371,623
UBS Securities LLC	0.55%	5/13/14	Open	788,000	789,324
UBS Securities LLC	0.60%	5/13/14	Open	2,880,000	2,885,280
Barclays Capital, Inc.	0.40%	5/14/14	Open	3,311,000	3,315,010
Barclays Capital, Inc.	0.60%	5/14/14	Open	317,000	317,326
Deutsche Bank Securities, Inc.	0.40%	5/23/14	Open	3,352,000	3,355,762
Deutsche Bank Securities, Inc.	0.60%	5/27/14	Open	700,000	701,132
Barclays Capital, Inc.	0.60%	5/28/14	Open	2,594,000	2,598,150
Barclays Capital, Inc.	0.60%	5/28/14	Open	1,699,000	1,701,718
Barclays Capital, Inc.	0.60%	5/28/14	Open	1,244,000	1,245,990
RBC Capital Markets LLC	0.65%	5/30/14	Open	362,520	363,135
Deutsche Bank Securities, Inc.	0.55%	6/02/14	Open	1,985,000	1,987,760
Deutsche Bank Securities, Inc.	0.58%	6/05/14	Open	553,000	553,784
Deutsche Bank Securities, Inc.	0.58%	6/05/14	Open	659,000	659,934
Deutsche Bank Securities, Inc.	0.58%	6/05/14	Open	748,000	749,061
Deutsche Bank Securities, Inc.	0.58%	6/05/14	Open	1,319,000	1,320,870
Deutsche Bank Securities, Inc.	0.55%	6/09/14	Open	1,643,000	1,645,109
Deutsche Bank Securities, Inc.	0.55%	6/09/14	Open	1,773,000	1,775,275
Deutsche Bank Securities, Inc.	0.55%	6/09/14	Open	487,000	487,625
Deutsche Bank Securities, Inc.	0.55%	6/09/14	Open	1,451,000	1,452,862
Deutsche Bank Securities, Inc.	0.55%	6/09/14	Open	978,000	979,255
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	984,000	985,300
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,502,000	1,503,984
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	985,000	986,301
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	3,193,000	3,197,218
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,305,000	1,306,724
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,341,000	1,342,772
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,106,000	1,107,461
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,610,000	1,612,127
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,033,000	1,034,365
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,195,000	1,196,579
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,569,000	1,571,073
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,017,000	1,018,344
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,089,000	1,090,439
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,648,000	1,650,177
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,146,000	1,147,514
Deutsche Bank Securities, Inc.	0.58%	6/11/14	Open	1,561,000	1,563,062
RBC Capital Markets LLC	0.65%	6/11/14	Open	644,520	645,463
Barclays Capital, Inc.	(1.75)%	6/25/14	Open	518,870	517,155
Deutsche Bank Securities, Inc.	0.55%	6/25/14	Open	433,200	433,650
Deutsche Bank Securities, Inc.	0.55%	6/27/14	Open	754,000	754,760

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	45

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of August 31, 2014 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.60%	7/02/14	Open	$3,045,000	$3,048,096
Barclays Capital, Inc.	0.60%	7/02/14	Open	1,288,000	1,289,309
Barclays Capital, Inc.	0.60%	7/02/14	Open	4,544,000	4,548,620
Deutsche Bank Securities, Inc.	0.58%	7/07/14	Open	776,728	777,429
Deutsche Bank Securities, Inc.	0.58%	7/09/14	Open	2,689,875	2,692,215
Deutsche Bank Securities, Inc.	0.58%	7/09/14	Open	843,000	843,733
Deutsche Bank Securities, Inc.	0.58%	7/09/14	Open	992,307	993,170
Deutsche Bank Securities, Inc.	0.58%	7/10/14	Open	1,292,544	1,293,627
Deutsche Bank Securities, Inc.	0.59%	7/11/14	Open	468,000	468,399
Deutsche Bank Securities, Inc.	0.59%	7/11/14	Open	892,925	893,686
UBS Securities LLC	0.65%	7/11/14	Open	411,750	412,114
Barclays Capital, Inc.	0.60%	7/15/14	Open	1,208,000	1,208,966
Deutsche Bank Securities, Inc.	0.58%	7/21/14	Open	1,129,950	1,130,715
Deutsche Bank Securities, Inc.	0.58%	7/21/14	Open	4,113,313	4,116,096
Deutsche Bank Securities, Inc.	0.58%	7/21/14	Open	1,196,615	1,197,425
Deutsche Bank Securities, Inc.	0.58%	7/21/14	Open	1,561,875	1,562,932
Deutsche Bank Securities, Inc.	0.58%	7/22/14	Open	783,929	784,447
HSBC Securities (USA), Inc.	0.55%	7/23/14	Open	2,410,417	2,411,890
Deutsche Bank Securities, Inc.	0.60%	7/28/14	Open	2,298,000	2,299,341
Deutsche Bank Securities, Inc.	0.60%	7/29/14	Open	1,106,954	1,107,581
Deutsche Bank Securities, Inc.	0.58%	7/30/14	Open	3,006,000	3,007,598
Deutsche Bank Securities, Inc.	0.59%	7/30/14	Open	672,000	672,363
BNP Paribas Securities Corp.	0.59%	8/12/14	Open	643,000	643,211
BNP Paribas Securities Corp.	0.59%	8/12/14	Open	855,000	855,280
Citigroup Global Markets, Inc.	0.16%	8/18/14	9/16/14	22,830,000	22,831,421
Barclays Capital, Inc.	0.60%	8/25/14	Open	494,000	494,033
Deutsche Bank Securities, Inc.	0.59%	8/28/14	Open	843,000	843,055

Total				$293,230,556	$293,889,726
[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
(261)	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD	31,016,180	$(38,884)
(153)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD	19,244,531	(4,922)
(94)	Long U.S. Treasury Bond	Chicago Board of Trade	December 2014	USD	13,168,813	(49,756)

Total						$(93,562)

•	Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	257,000	USD	344,120	State Street Bank and Trust Co.	10/21/14	$(6,335)
GBP	400,000	USD	671,028	State Street Bank and Trust Co.	10/21/14	(7,226)
USD	1,520,636	CAD	1,638,000	UBS AG	10/21/14	15,856
USD	266,479	EUR	197,000	Barclays Bank PLC	10/21/14	7,554
USD	41,665	EUR	31,000	BNP Paribas S.A.	10/21/14	920
USD	6,746	EUR	5,000	Citibank N.A.	10/21/14	174
USD	29,438,872	EUR	21,762,000	JPMorgan Chase Bank N.A.	10/21/14	836,242
USD	42,197,808	GBP	24,696,000	Bank of America N.A.	10/21/14	1,214,671

Total						$2,061,856

•	OTC options purchased as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	46	—

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

•	OTC interest rate swaptions purchased as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Credit Suisse International	Call	2.40%	Receive	3-month LIBOR	9/02/14	USD	18,700	$2,762
10-Year Interest Rate Swap	Credit Suisse International	Put	3.45%	Pay	3-month LIBOR	9/02/14	USD	112,200	—

Total									$2,762
•	OTC interest rate swaptions written as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Credit Suisse International	Call	2.60%	Pay	3-month LIBOR	9/02/14	USD	18,700	$(175,052)
10-Year Interest Rate Swap	Credit Suisse International	Put	3.10%	Receive	3-month LIBOR	9/02/14	USD	18,700	—

Total									$(175,052)

•	OTC credit default swaps — buy protection outstanding as of August 31, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	1	$(12)	$9	$(21)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(12)	10	(22)
Total						$(24)	$19	$(43)

•	OTC interest rate swaps outstanding as of August 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Depreciation
11.15%[1]	1-Day OIS	Deutsche Bank AG	1/04/16	BRL	56,933	$(22,965)	$(872)	$(22,093)
[1]	Fund pays the floating rate and receives the fixed rate.

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	47

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)
The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$2,551,910	$1,208,254	$2,748,166	$6,508,330
Asset-Backed Securities	—	33,022,541	14,418,405	47,440,946
Corporate Bonds	—	390,026,239	8,907,388	398,933,627
Floating Rate Loan Interests	—	271,706,309	33,197,391	304,903,700
Foreign Agency Obligations	—	5,361,081	—	5,361,081
Non-Agency Mortgage-Backed Securities	—	70,391,162	—	70,391,162
U.S. Government Sponsored Agency Securities	—	35,365,556	—	35,365,556
Other Interests	191,652	—	8,750	200,402
Preferred Securities	12,330,897	59,272,021	—	71,602,918
Warrants	—	14,419	—	14,419
Short-Term Securities	7,390,390	—	—	7,390,390
Option Purchased:
Interest rate contracts	—	2,762	—	2,762
Liabilities:
Unfunded Floating Rate Loan Interests	—	(2,345)	(175)	(2,520)
Total	$22,464,849	$866,367,999	$59,279,925	$948,112,773

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$2,075,417	—	$2,075,417
Liabilities:
Credit contracts	—	(43)	—	(43)
Foreign currency exchange contracts	—	(13,561)	—	(13,561)
Interest rate contracts	$(93,562)	(197,145)		(290,707)
Total	$(93,562)	$1,864,668	—	$1,771,106
[1]	Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$144,995	—	—	$144,995
Cash pledged as collateral for OTC derivatives	90,000	—	—	90,000
Cash pledged as collateral for reverse repurchase agreements	8,000	—	—	8,000
Cash pledged for financial futures contracts	655,500	—	—	655,500
Foreign currency at value	1,365,114	—	—	1,365,114
Liabilities:
Cash received for reverse repurchase agreements	—	$(502,000)	—	(502,000)
Reverse repurchase agreements	—	(293,889,726)	—	(293,889,726)
Total	$2,263,609	$(294,391,726)	—	$(292,128,117)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2014.
See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Limited Duration Income Trust (BLW)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Floating Rate Loan Interests (Liabilities)	Total
Assets:
Opening Balance, as of August 31, 2013	$3,050,139	$26,050,547	$7,930,102	$42,689,763	$537,766	—	$80,258,317
Transfers into Level 3[1]	—	—	—	11,515,493	—	—	11,515,493
Transfers out of Level 3[2]	—	(11,045,689)	—	(7,974,147)	—	—	(19,019,836)
Accrued discounts/premiums	—	(1,070,633)	(162)	125,940	—	—	(944,855)
Net realized gain	—	143,052	1,798	300,100	—	—	444,950
Net change in unrealized appreciation/depreciation[3,4]	(301,973)	994,556	19,523	(329,985)	2,508,765	$(175)	2,890,711
Purchases	—	12,821,462	957,925	16,027,358	—	—	29,806,745
Sales	—	(13,474,890)	(1,798)	(29,157,131)	(3,037,781)	—	(45,671,600)
Closing Balance, as of August 31, 2014	$2,748,166	$14,418,405	$8,907,388	$33,197,391	$8,750	$(175)	$59,279,925
Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014[4]	$800,426	$1,004,471	$21,250	$(181,906)	$3,750	$(175)	$1,647,816
[1]	As of August 31, 2013, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $11,515,493 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[2]	As of August 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $19,019,836 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.
[4]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	49

Statements of Assets and Liabilities

August 31, 2014	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]
Assets
Investments at value — unaffiliated[2]	$183,818,081	$813,078,886	$940,724,903
Investments at value — affiliated[3]	2,958,501	3,456,864	7,390,390
Cash	103,115	280,710	144,995
Cash pledged as collateral for OTC derivatives	400,000	—	90,000
Cash pledged for financial futures contracts	—	—	655,500
Cash pledged as collateral for reverse repurchase agreements	—	—	8,000
Investments sold receivable	1,253,625	3,878,942	14,071,086
Interest receivable	1,024,933	4,416,975	9,830,889
Unrealized appreciation on forward foreign currency exchange contracts	79,213	326,539	2,075,417
Foreign currency at value[4]	8,309	26,789	1,365,114
Swaps receivable	—	—	581,992
Variation margin receivable on financial futures contracts	—	—	27,271
Dividends receivable	—	—	1,696
Principal paydowns receivable	—	—	219
Swap premiums paid	—	—	19
Deferred offering costs	—	68,634	73,890
Prepaid expenses	4,123	9,383	10,970
Other assets	—	38,072	265,932
Total assets	189,649,900	825,581,794	977,318,283

Liabilities
Reverse repurchase agreements	—	—	293,889,726
Bank borrowings payable	55,000,000	235,000,000	—
Investments purchased payable	3,896,704	16,841,567	11,530,473
Investment advisory fees payable	153,128	507,130	450,114
Income dividends payable	72,153	121,913	91,406
Interest expense payable	39,177	175,044	—
Unrealized depreciation on unfunded floating rate loan interests	6,227	27,493	2,520
Officer’s and Directors’ fees payable	2,521	11,126	335,602
Options written at value[5]	—	—	175,052
Swaps payable	—	—	563,947
Cash received as collateral for reverse repurchase agreements	—	—	502,000
Unrealized depreciation on OTC derivatives	—	—	22,136
Unrealized depreciation on forward foreign currency exchange contracts	—	—	13,561
Variation margin payable on financial futures contracts	—	—	8,156
Swap premiums received	—	—	872
Offering costs payable	—	85,136	87,615
Other accrued expenses payable	129,179	348,964	262,706
Total liabilities	59,299,089	253,118,373	307,935,886
Net Assets	$130,350,811	$572,463,421	$669,382,397

Net Assets Consist of
Paid-in capital[6,7,8]	$128,319,712	$660,033,945	$703,327,827
Undistributed net investment income	466,939	(680,740)	553,777
Undistributed net realized gain (accumulated net realized loss)	1,290,059	(82,882,076)	(49,298,832)
Net unrealized appreciation/depreciation	274,101	(4,007,708)	14,799,625
Net Assets	$130,350,811	$572,463,421	$669,382,397
Net asset value per share	$14.41	$15.38	$18.09
[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$183,616,880	$817,264,333	$928,076,703
[3] Investments at cost — affiliated	$2,958,501	$3,456,864	$7,390,390
[4] Foreign currency at cost	$8,395	$27,113	$1,381,613
[5] Premiums received	—	—	$187,000
[6] Par value per share	$0.001	$0.100	$0.001
[7] Shares outstanding	9,044,041	37,232,488	37,003,854
[8] Shares authorized	unlimited	200 million	unlimited

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2014

Statements of Operations

Year Ended August 31, 2014	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]
Investment Income
Interest	$9,365,568	$40,992,000	$53,823,335
Dividends — unaffiliated	104,306	16,174	422,173
Dividends — affiliated	199	677	2,538
Foreign taxes withheld	—	(1,570)	—
Total income	9,470,073	41,007,281	54,248,046

Expenses
Investment advisory	1,778,964	5,893,034	5,269,157
Professional	105,408	105,897	225,378
Custodian	83,766	243,446	202,146
Accounting services	32,487	105,222	91,744
Transfer agent	22,705	64,012	80,545
Printing	15,247	27,052	24,520
Officer and Directors	12,657	55,853	106,213
Registration	8,936	5,972	12,378
Offering	—	35,746	38,485
Miscellaneous	27,852	58,139	115,534
Total expenses excluding interest expense and income tax	2,088,022	6,594,373	6,166,100
Interest expense	428,915	1,916,702	1,419,902
Income tax	—	10,078	—
Total expenses	2,516,937	8,521,153	7,586,002
Less fees waived by Manager	(386)	(1,253)	(5,339)
Less fees paid indirectly	(36)	(317)	(60)
Total expenses after fees waived and paid indirectly	2,516,515	8,519,583	7,580,603
Net investment income	6,953,558	32,487,698	46,667,443

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,102,360	3,543,152	15,733,912
Financial futures contracts	—	—	(2,449,414)
Foreign currency transactions	(311,361)	(1,101,777)	(6,067,164)
Swaps	(235,758)	(1,835,061)	(2,923,102)
	1,555,241	606,314	4,294,232
Net change in unrealized appreciation/depreciation on:
Investments	(1,265,286)	522,652	12,152,705
Financial futures contracts	—	—	(213,832)
Foreign currency translations	67,453	374,645	2,661,973
Options written	—	—	11,948
Swaps	(5,672)	(77,863)	(8,034)
Unfunded floating rate loan interests	(10,929)	(48,169)	(10,908)
	(1,214,434)	771,265	14,593,852
Net realized and unrealized gain	340,807	1,377,579	18,888,084
Net Increase in Net Assets Resulting from Operations	$7,294,365	$33,865,277	$65,555,527
[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	51

Statements of Changes in Net Assets	BlackRock Defined Opportunity Credit Trust (BHL)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$6,953,558	$7,859,267
Net realized gain	1,555,241	3,251,344
Net change in unrealized appreciation/depreciation	(1,214,434)	(578,700)
Net increase in net assets resulting from operations	7,294,365	10,531,911

Dividends to Shareholders From[1]
Net investment income	(7,542,730)	(7,633,968)

Capital Share Transactions
Reinvestment of dividends	—	246,640

Net Assets
Total increase (decrease) in net assets	(248,365)	3,144,583
Beginning of year	130,599,176	127,454,593
End of year	$130,350,811	$130,599,176
Undistributed net investment income, end of year	$466,939	$1,357,213
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2014

Consolidated Statements of Changes in Net Assets	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$32,487,698	$35,052,895
Net realized gain	606,314	14,417,374
Net change in unrealized appreciation/depreciation	771,265	(1,626,772)
Net increase in net assets resulting from operations	33,865,277	47,843,497

Dividends to Shareholders From[1]
Net investment income	(33,203,943)	(34,814,179)

Capital Share Transactions
Proceeds issued resulting from reorganization	—	280,530,144
Reinvestment of dividends	—	1,252,625
Net increase in net assets derived from capital share transactions	—	281,782,769

Net Assets
Total increase in net assets	661,334	294,812,087
Beginning of year	571,802,087	276,990,000
End of year	$572,463,421	$571,802,087
Undistributed net investment income (loss), end of year	$(680,740)	$1,191,768
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	53

Consolidated Statements of Changes in Net Assets	BlackRock Limited Duration Income Trust (BLW)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$46,667,443	$48,146,073
Net realized gain	4,294,232	15,966,288
Net change in unrealized appreciation/depreciation	14,593,852	(7,037,223)
Net increase in net assets resulting from operations	65,555,527	57,075,138

Dividends to Shareholders From[1]
Net investment income	(45,292,717)	(51,220,576)

Capital Share Transactions
Reinvestment of dividends	—	873,743

Net Assets
Total increase in net assets	20,262,810	6,728,305
Beginning of year	649,119,587	642,391,282
End of year	$669,382,397	$649,119,587
Undistributed net investment income, end of year	$553,777	$3,778,403
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2014

Statements of Cash Flows

Year Ended August 31, 2014	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$7,294,365	$33,865,277	$65,555,527
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	26,236	239,244	(260,667)
(Increase) decrease in swaps receivable	8,407	54,103	(493,493)
Decrease in cash pledged for centrally cleared swaps	60,000	260,000	—
Increase in cash pledged for financial futures contracts	—	—	(489,000)
Decrease in cash pledged as collateral for reverse repurchase agreements	—	—	1,042,000
(Increase) decrease in cash pledged as collateral for OTC derivatives	(400,000)	960,000	600,000
Increase in other assets	—	(38,072)	(47,965)
(Increase) decrease in prepaid expenses	(775)	(6,528)	7,446
Increase in variation margin receivable on financial futures contracts	—	—	(23,132)
Increase in dividends receivable	—	—	(26)
Decrease in swap premiums paid	—	—	7
Increase in investment advisory fees payable	3,352	12,038	17,151
Increase in interest expense payable	3,080	13,039	206,329
Increase (decrease) in other accrued expenses payable	(7,158)	(107,376)	49,062
Increase in swaps payable	—	—	563,945
Increase in variation margin payable on financial futures contracts	—	—	8,156
Increase in Officer’s and Directors’ fees payable	278	1,432	71,156
Decrease in swap premiums received	(208,963)	(1,249,424)	(2,070,003)
Decrease in variation margin payable on centrally cleared swaps	(2)	(7)	—
Increase in cash received as collateral for reverse repurchase agreements	—	—	502,000
Net realized gain on investments	(1,934,632)	(2,621,021)	(11,832,955)
Net unrealized (gain) loss on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	1,214,434	(822,545)	(14,759,719)
Amortization of premium and accretion of discount on investments	(402,368)	(2,029,741)	1,207,053
Premiums received from options written	—	—	187,000
Proceeds from sales of long-term investments	109,567,484	473,101,887	548,002,956
Purchases of long-term investments	(112,922,468)	(489,616,854)	(555,483,260)
Net proceeds from purchases of short-term securities	(1,660,232)	(2,549,221)	(6,206,297)
Net cash provided by operating activities	641,038	9,466,231	26,353,271

Cash Used for Financing Activities
Proceeds from bank borrowings	79,000,000	328,000,000	—
Payments on bank borrowings	(73,000,000)	(307,000,000)	—
Net borrowing of reverse repurchase agreements	—	—	20,336,197
Payments for offering costs	—	(19,244)	(24,760)
Amortization of deferred offering costs	—	35,746	38,485
Cash dividends paid to shareholders	(7,535,457)	(33,189,137)	(45,283,581)
Decrease in bank overdraft	—	—	(444,474)
Net cash used for financing activities	(1,535,457)	(12,172,635)	(25,378,133)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$318	$(304)	$(12,615)

Cash and Foreign Currency
Net increase in cash and foreign currency	(894,101)	(2,706,708)	962,523
Cash and foreign currency at beginning of period	1,005,525	3,014,207	547,586
Cash and foreign currency at end of period	$111,424	$307,499	$1,510,109

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$425,835	$1,903,663	$1,213,573
[1]	Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	55

Financial Highlights	BlackRock Defined Opportunity Credit Trust (BHL)

	Year Ended August 31,
	2014	2013		2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.44	$14.12		$13.17		$13.55	$12.53
Net investment income[1]	0.77	0.87		0.85		0.86	0.85
Net realized and unrealized gain (loss)	0.03	0.30		0.90		(0.45)	0.87
Net increase from investment operations	0.80	1.17		1.75		0.41	1.72
Dividends from net investment income[2]	(0.83)	(0.85)		(0.80)		(0.79)	(0.70)
Net asset value, end of year	$14.41	$14.44		$14.12		$13.17	$13.55
Market price, end of year	$13.84	$13.77		$13.94		$12.65	$12.86

Total Return[3]
Based on net asset value	5.98%	8.52%		13.94%		2.93%	14.39%
Based on market price	6.75%	4.82%		17.12%		4.17%	23.33%

Ratio to Average Net Assets
Total expenses	1.92%	1.92%		1.91%		2.02%	1.91%
Total expenses after fees waived and paid indirectly	1.92%	1.92%		1.91%		2.02%	1.90%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.60%	1.58%	[4]	1.61%	[4]	1.71%	1.65%
Net investment income	5.31%	6.04%		6.24%		6.10%	6.40%

Supplemental Data
Net assets, end of year (000)	$130,351	$130,599		$127,455		$118,897	$122,062
Borrowings outstanding, end of year (000)	$55,000	$49,000		$55,000		$43,000	$24,000
Average borrowings outstanding, during the year (000)	$47,110	$47,384		$39,007		$36,369	$24,633
Portfolio turnover rate	59%	85%		53%		91%	102%
Asset coverage, end of year per $1,000	$3,370	$3,665		$3,317		$3,765	$6,086
[1]	Based on average shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.57% and 1.52%, respectively.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Year Ended August 31,
	2014[1]	2013[1]		2012[1]		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.36	$14.98		$14.04		$14.36	$12.93
Net investment income[2]	0.87	0.99		0.97		0.96	0.91
Net realized and unrealized gain (loss)	0.04	0.42		0.90		(0.36)	1.48
Net increase from investment operations	0.91	1.41		1.87		0.60	2.39
Dividends and distributions from:[3]
Net investment income	(0.89)	(1.03)		(0.93)		(0.86)	(0.94)
Net realized gain	—	—		—		(0.06)	(0.02)
Total dividends and distributions	(0.89)	(1.03)		(0.93)		(0.92)	(0.96)
Net asset value, end of year	$15.38	$15.36		$14.98		$14.04	$14.36
Market price, end of year	$14.26	$14.96		$15.20		$13.33	$14.61

Total Return[4]
Based on net asset value	6.45%	9.68%		13.91%		4.04%	18.91%
Based on market price	1.33%	5.28%		21.74%		(2.91)%	27.59%

Ratio to Average Net Assets
Total expenses	1.48%	1.54%	[5]	1.67%	[6]	1.60%	1.45%
Total expenses after fees waived and paid indirectly	1.48%	1.52%	[5]	1.67%	[6]	1.60%	1.45%
Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.15%	1.15%	[5,7]	1.35%	[6,7]	1.30%	1.22%
Net investment income	5.65%	6.49%		6.67%		6.44%	6.43%

Supplemental Data
Net assets, end of year (000)	$572,463	$571,802		$276,990		$259,205	$264,379
Borrowings outstanding, end of year (000)	$235,000	$214,000		$117,000		$93,000	$53,000
Average borrowings outstanding, during the year (000)	$210,521	$201,830		$88,197		$79,195	$48,258
Portfolio turnover rate	58%	88%		53%		91%	96%
Asset coverage, end of year per $1,000	$3,436	$3,672		$3,367		$3,787	$5,988
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.52%, 1.52% and 1.15%, respectively.
[6]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.61%, 1.61% and 1.29%, respectively.
[7]	For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly, excluding interest expense and borrowing costs, was 1.14% and 1.26%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	57

Financial Highlights	BlackRock Limited Duration Income Trust (BLW)

	Year Ended August 31,
	2014[1]	2013[1]	2012[1]	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.54	$17.38	$16.52	$16.79	$14.95
Net investment income[2]	1.26	1.30	1.31	1.34	1.12
Net realized and unrealized gain (loss)	0.51	0.25	0.88	(0.37)	1.62
Net increase from investment operations	1.77	1.55	2.19	0.97	2.74
Dividends from net investment income[3]	(1.22)	(1.39)	(1.33)	(1.24)	(0.90)
Net asset value, end of year	$18.09	$17.54	$17.38	$16.52	$16.79
Market price, end of year	$16.81	$16.89	$18.00	$16.01	$16.76

Total Return[4]
Based on net asset value	10.77%	9.13%	13.86%	5.85%	19.00%
Based on market price	6.89%	1.47%	21.68%	2.77%	26.04%

Ratio to Average Net Assets
Total expenses	1.14%	1.12%	1.05%	1.01%	0.82%
Total expenses after fees waived and paid indirectly	1.14%	1.12%	1.05%	1.00%	0.81%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.92%	0.90%	0.89%	0.87%	0.73%
Net investment income	7.00%	7.34%	7.82%	7.75%	6.90%

Supplemental Data
Net assets, end of year (000)	$669,382	$649,120	$642,391	$609,818	$619,381
Borrowings outstanding, end of year (000)	$293,890	$273,347	$296,476	$244,120	$123,233
Average borrowings outstanding, during the year (000)	$291,249	$301,214	$242,396	$191,303	$44,160
Portfolio turnover rate	57%	71%	54%	106% [5]	248%	[6]
Asset coverage, end of year per $1,000	$3,278	$3,375	$3,167	$3,498	$6,026
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 87%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 113%.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW”) (collectively, the “Funds” or individually as a “Fund”) are registered under the 1940 Act, as diversified, closed-end management investment companies. BHL and BLW are organized as Delaware statutory trusts. FRA is organized as a Maryland corporation. The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganizations: The Board and shareholders of FRA and the Board and shareholders of each of BlackRock Diversified Strategies Fund, Inc. (“DVF”) and BlackRock Floating Rate Income Strategies Fund II, Inc., (“FRB”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into FRA pursuant to which FRA acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued shares of FRA.

Each Common Shareholder of a Target Fund received shares of FRA in an amount equal to the aggregate net asset value of such Common Shareholder’s Target Fund shares, as determined at the close of business on October 5, 2012, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of Common Shares of FRA in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of FRA
FRB	10,585,281	0.91462449	9,681,549
DVF	12,405,453	0.72423797	8,984,499

Each Target Fund’s net assets and composition of net assets on October 5, 2012, the valuation date of the reorganization, were as follows:

	Target Funds
	FRB	DVF
Net assets	$145,503,247	$135,026,897
Paid-in capital	$199,203,523	$228,382,425
Undistributed (distributions in excess of) net investment income	$(164,508)	$(88,960)
Accumulated net realized loss	$(54,909,880)	$(89,378,206)
Net unrealized appreciation (depreciation)	$1,374,112	$(3,888,362)

For financial reporting purposes, assets received and shares issued by FRA were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of FRA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the FRA before the acquisition were $278,016,037. The aggregate net assets of FRA immediately after the acquisition amounted to $558,546,181. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
FRB	$220,588,307	$219,010,017
DVF	$206,051,284	$209,710,937

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on October 8, 2012.

Assuming the acquisition had been completed on September 1, 2012, the beginning of the fiscal reporting period of FRA, the pro forma results of operations for the year ended August 31, 2013 are as follows:

•	Net investment income: $36,549,895
•	Net realized and change in unrealized gain/loss on investments: $15,835,377
•	Net increase/decrease in net assets resulting from operations: $52,385,271

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in FRA’s Statement of Operations since October 8, 2012.

ANNUAL REPORT	AUGUST 31, 2014	59

Notes to Financial Statements (continued)

Reorganization costs incurred in connection with the reorganization were expensed by FRA. BlackRock Advisors, LLC (the “Manager”) reimbursed FRA $100,000, which was shown as fees reimbursed by Manager in the Statements of Operations.

Basis of Consolidation: The accompanying consolidated financial statements of FRA and BLW include the accounts of FRA Subsidiary, LLC and BLW Subsidiary, LLC (the “Taxable Subsidiaries”), which are wholly owned taxable subsidiaries of the respective Fund. The Taxable Subsidiaries enable the Funds to hold investments in an operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the Taxable Subsidiaries are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for the Funds. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for the Funds. The Funds may invest up to 25% of its total assets in the Taxable Subsidiaries. The net assets of the Taxable Subsidiaries at August 31, 2014 were $2,285,549 and $272,159 or 0.4% and 0.0% of FRA’s and BLW’s consolidated net assets, respectively. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

60	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

ANNUAL REPORT	AUGUST 31, 2014	61

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

62	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchase a floating rate loan interest they may receive a facility fee and when they sell a floating rate loan interest they may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

ANNUAL REPORT	AUGUST 31, 2014	63

Notes to Financial Statements (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of August 31, 2014, the Funds had the following unfunded floating rate loan interests:

	Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Depreciation
BHL	Allied Security Holdings LLC, 1st Lien Delayed Draw Term Loan	$233,913	$232,014	$(2,298)
	Allied Security Holdings LLC, 2nd Lien Delayed Draw Term Loan	$34,243	$33,943	$(362)
	Polymer Group, Inc., Delayed Draw Term Loan	$33,987	$33,902	$(85)
	Ziggo BV, Term Loan B2A	$12,047	$11,810	$(163)
	Ziggo BV, Term Loan B3	$246,556	$241,709	$(3,319)
FRA	Allied Security Holdings LLC, 1st Lien Delayed Draw Term Loan	$1,030,266	$1,021,900	$(10,128)
	Allied Security Holdings LLC, 2nd Lien Delayed Draw Term Loan	$157,518	$156,140	$(1,666)
	Polymer Group, Inc., Delayed Draw Term Loan	$149,697	$149,323	$(374)
	Ziggo BV, Term Loan B2A	$53,089	$52,045	$(716)
	Ziggo BV, Term Loan B3	$1,086,547	$1,065,186	$(14,609)
BLW	Allied Security Holdings LLC, 1st Lien Delayed Draw Term Loan	$183,551	$182,060	$(2,345)
	Polymer Group, Inc., Delayed Draw Term Loan	$70,049	$69,874	$(175)

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

64	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

For the year ended August 31, 2014, the daily weighted average interest rate for BLW from reverse repurchase agreements was 0.49%.

Reverse repurchase transaction are entered into by the Funds under Master Repurchase Agreements (“MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of August 31, 2014:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged/Received[1]	Net Amount
Barclays Capital, Inc.	$53,276,150	$(53,276,150)	—	—
BNP Paribas Securities Corp.	14,606,431	(14,606,431)	—	—
Citigroup Global Markets, Inc.	22,831,421	(22,831,421)	—	—
Credit Suisse Securities (USA) LLC	25,192,261	(25,192,261)	—	—
Deutsche Bank Securities, Inc.	151,355,341	(151,355,341)	—	—
HSBC Securities (USA), Inc.	9,890,793	(9,890,793)	—	—
RBC Capital Markets LLC	1,008,598	(1,008,598)	—	—
UBS Securities LLC	15,728,731	(15,728,731)	—	—
Total	$293,889,726	$(293,889,726)	—	—
[1]	Net collateral with a value of $325,193,863 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date.

ANNUAL REPORT	AUGUST 31, 2014	65

Notes to Financial Statements (continued)

Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments: including equity risk, and/or interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the year ended August 31, 2014 were as follow:

BLW
	Calls			Puts
	Contracts	Notional (000)[1]	Premium Received	Contracts	Notional (000)[1]	Premium Received
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	$18,700	$93,500	—	$18,700	$93,500
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options closed	—	—	—	—	—	—
Outstanding options, end of year	—	$18,700	$93,500	—	$18,700	$93,500

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Funds enter into swap agreements in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

66	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2014
		Value
		BHL		FRA		BLW
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on OTC swaps; Swap premiums received; Investments at value — unaffiliated[2]; Options written at value	—	—	—	—	$2,762	$291,579
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$79,213	—	$326,539	—	2,075,417	13,561
Credit contracts	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	19	43
Total		$79,213	—	$326,539		$2,078,198	$305,183
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the schedules of Investments.
ANNUAL REPORT	AUGUST 31, 2014	67

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2014

	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/ Depreciation on

	BHL	FRA	BLW	BHL	FRA	BLW
Interest rate contracts:
Financial futures contracts	—	—	$(2,449,414)	—	—	$(213,832)
Swaps	—	—	226,821	—	—	(22,093)
Options[1]	—	—	—	—	—	(186,984)
Foreign currency exchange contracts:
Foreign currency transactions/translations	$(359,592)	$(1,197,962)	(6,154,412)	$65,895	$369,481	2,730,982
Credit contracts:
Swaps	(235,758)	(1,835,061)	(3,149,923)	(5,672)	(77,863)	14,059

Total	$(595,350)	$(3,033,023)	$(11,526,928)	$60,223	$291,618	$2,322,132

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended August 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHL	FRA	BLW
Financial future contracts:
Average number of contracts purchased	—	—	60
Average number of contracts sold	—	—	326
Average notional value of contracts purchased	—	—	$13,209,381
Average notional value of contracts sold	—	—	$40,255,529
Forward foreign currency exchange contracts:
Average number of contracts-USD purchased	3	4	8
Average number of contracts-USD sold	1	1	2
Average U.S. dollar amounts purchased	$4,671,630	$17,112,925	$83,495,526
Average U.S. dollar amounts sold	$107,641	$414,983	$5,084,047
Options:
Average number of option contracts purchased	—	44	46
Average notional amount of option contracts purchased	—	$41,486	$43,372
Average number of swaption contracts purchased	—	—	1
Average number of swaption contracts written	—	—	1
Average notional amount of swaption contracts purchased	—	—	$65,450,000
Average notional amount of swaption contracts written	—	—	$18,700,000
Credit default swaps:
Average number of contracts-buy protection	—	—	2
Average number of contracts-sell protection	6	9	21
Average notional amount-buy protection	—	—	$1,000
Average notional amount-sell protection	$1,333,588	$6,816,927	$9,163,190
Interest rate swaps:
Average number of contracts-receives fixed rate	—	—	1
Average notional amount-receives fixed rate	—	—	$6,358,441

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

68	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of August 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

BHL	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$79,213	—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to an MNA	$79,213	—

FRA	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$326,539	—
Derivatives not subject to an MNA or similar agreement	—	—
Total derivative assets and liabilities subject to an MNA	$326,539	—

BLW	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$27,271	$8,156
Forward foreign currency exchange contracts	2,075,417	13,561
Options[1]	2,762	175,052
Swaps—OTC[2]	19	23,008
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,105,469	219,777
Derivatives not subject to an MNA or similar agreement	(27,271)	(8,156)
Total derivative assets and liabilities subject to an MNA	$2,078,198	$211,621

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.
ANNUAL REPORT	AUGUST 31, 2014	69

Notes to Financial Statements (continued)

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds as of August 31, 2014:

BHL
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$60,399	—	—	—	$60,399
Citibank N.A.	18,814	—	—	—	18,814
Total	$79,213	—	—	—	$79,213

FRA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$225,759	—	—	—	$225,759
Citibank N.A.	71,044	—	—	—	71,044
UBS AG	29,736	—	—	—	29,736
Total	$326,539	—	—	—	$326,539

BLW
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[2]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Bank of America N.A.	$1,214,671	—	—	—	$1,214,671
Barclays Bank PLC	7,554	—	—	—	7,554
BNP Paribas S.A.	920	—	—	—	920
Citibank N.A.	174	—	—	—	174
Credit Suisse International	2,762	$(2,762)	—	—	—
Deutsche Bank AG	19	(19)	—	—	—
JPMorgan Chase Bank N.A.	836,242	—	—	—	836,242
UBS AG	15,856	—	—	—	15,856
Total	$2,078,198	$(2,781)	—	—	$2,075,417

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[2]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Credit Suisse International	$175,052	$(2,762)	—	—	$172,290
Deutsche Bank AG	23,008	(19)	—	$(22,989)	—
State Street Bank and Trust Co.	13,561	—	—	—	13,561
Total	$211,621	$(2,781)	—	$(22,989)	$185,851

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to an MNA.
[3]	Excess of the collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates, plus the proceeds of any outstanding borrowings used for leverage as follows:

BHL	1.00%
FRA	0.75%
BLW	0.55%
70	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, each Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiaries.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM, with respect to each Fund, expired.

Certain officers and/or Directors of the Funds are officers and/or Directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and Directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended August 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	BHL	FRA	BLW
Purchases	$462,075	$2,040,625	—
Sales	—	—	$7,169,073

6. Purchases and Sales:

Purchases and sales of investments, including paydowns and excluding short-term securities, for the year ended August 31, 2014, were as follows:

	BHL	FRA	BLW
Purchases	$108,919,391	$472,504,295	$547,978,742
Sales	$108,511,931	$467,418,855	$558,531,465

7. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2014, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions and non-deductible expenses were reclassified to the following accounts:

	BHL	FRA	BLW
Paid-in capital	—	$(35,746)	$(38,485)
Undistributed net investment income	$(301,102)	$(1,156,263)	$(4,599,352)
Undistributed net realized gain (accumulated net realized loss)	$301,102	$1,192,009	$4,637,837
ANNUAL REPORT	AUGUST 31, 2014	71

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

		BHL	FRA	BLW
Ordinary income	8/31/14	$7,542,730	$33,203,943	$45,292,717
	8/31/13	7,633,968	34,814,179	51,220,576
Total	8/31/14	$7,542,730	$33,203,943	$45,292,717
	8/31/13	$7,633,968	$34,814,179	$51,220,576

As of August 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

	BHL	FRA	BLW
Undistributed ordinary income	$998,736	$1,902,969	$4,821,267
Undistributed long-term capital gains	1,286,571	—	—
Capital loss carryforwards	—	(80,943,972)	(47,790,149)
Net unrealized gains (losses)[1]	(254,208)	(8,529,521)	9,023,452
Total	$2,031,099	$(87,570,524)	$(33,945,430)

[1]	The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, dividends recognized for tax purposes, the deferral of compensation to Directors and investments in wholly owned subsidiaries.

As of August 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	FRA	BLW
2015	$169,958	—
2016	20,623,334	$284,006
2017	30,228,590	9,996,868
2018	27,716,009	37,509,275
2019	2,206,081	—
Total	$80,943,972	$47,790,149
During the year ended August 31, 2014, the Funds utilized the following amounts of their respective capital loss carryforward:

BHL	FRA	BLW
$572,418	$3,798,307	$10,972,097

As of August 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BHL	FRA	BLW

Tax cost	$187,024,477	$823,020,859	$938,952,218
Gross unrealized appreciation	$1,164,357	$9,303,132	$28,610,126
Gross unrealized depreciation	(1,412,252)	(15,788,241)	(19,447,051)
Net unrealized appreciation (depreciation)	$(247,895)	$(6,485,109)	$9,163,075

8. Borrowings:

BHL and FRA are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Funds. As of August 31, 2014, the Funds have not received any notice to terminate. The Funds have granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
BHL	$ 64,000,000
FRA	$280,000,000

Advances will be made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

72	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

In addition, the Funds pay a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Funds meet certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2014 are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2014, the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate
BHL	0.91%
FRA	0.91%

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

BHL and BLW are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares without approval of Common Shareholders.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31, 2014	Year Ended August 31, 2013
BHL	—	16,935
FRA	—	18,747,801	[1]
BLW	—	49,145
[1]	Includes 18,666,048 shares issued from the reorganization.
ANNUAL REPORT	AUGUST 31, 2014	73

Notes to Financial Statements (concluded)

During the current reporting period, FRA and BLW each filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing them to issue an additional 3,050,000 and 3,750,000 Common Shares, respectively, through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, FRA and BLW, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above FRA and BLW’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). Please see Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by FRA and BLW in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend in the following amounts per share on September 30, 2014 to Common Shareholders of record on September 15, 2014:

Common Dividend Per Share
BHL	$0.0605
FRA	$0.0700
BLW	$0.0995

Additionally, the Funds declared a net investment income dividend on October 1, 2014 payable to Common Shareholders of record on October 15, 2014 as follows:

Common Dividend Per Share
BHL	$0.0583
FRA	$0.0674
BLW	$0.0995
74	ANNUAL REPORT	AUGUST 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Floating Rate Income Strategies Fund, Inc. and to the Shareholders and Board of Trustees of BlackRock Defined Opportunity Credit Trust and BlackRock Limited Duration Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Defined Opportunity Credit Trust (the “Fund”) as of August 31, 2014, and its related statements of operations and cash flows for the year then ended, its statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of BlackRock Floating Rate Income Strategies Fund, Inc., and BlackRock Limited Duration Income Trust, (collectively with the Fund mentioned above, the “Funds”), as of August 31, 2014, and their related consolidated statements of operations and consolidated cash flows for the year then ended, their consolidated statements of changes in net assets for each of the two years in the period then ended, and their consolidated financial highlights for the years ended August 31, 2014, August 31, 2013, and August 31, 2012, and financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Defined Opportunity Credit Trust as of August 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, and the consolidated financial positions of BlackRock Floating Rate Income Strategies Fund, Inc., and BlackRock Limited Duration Income Trust, as of August 31, 2014, the consolidated results of their operations and their consolidated cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and their consolidated financial highlights for the years ended August 31, 2014, August 31, 2013, and August 31, 2012, and financial highlights for each of the other periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended August 31, 2014.

	BHL	FRA	BLW
Qualified Dividend Income for Individuals[1]
September 2013-August 2014	2.14%	—	3.26%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]
September 2013-August 2014	2.14%	—	2.73%
Interest-Related Dividends for Non-U.S. Residents[2]
September 2013-December 2013	88.60%	88.31%	79.98%
January 2014-August 2014	79.71%	80.40%	79.73%
[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
ANNUAL REPORT	AUGUST 31, 2014	75

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW” and together with BHL and FRA, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and, with respect to BHL and FRA, a customized

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
76	ANNUAL REPORT	AUGUST 31, 2014

Disclosure of Investment Advisory Agreements (continued)

peer group selected by BlackRock, as well as the investment performance of BLW as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, periodic shareholder reports, and with respect to FRA and BLW, registration statements in connection with each Fund’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category, and with respect to BHL and FRA, the customized peer group selected by BlackRock, and with respect to BLW, the investment performance of BLW as compared with its custom benchmark.

ANNUAL REPORT	AUGUST 31, 2014	77

Disclosure of Investment Advisory Agreements (continued)

The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of BHL noted that for each of the one-, three- and five-year periods reported, BHL ranked in the fourth quartile against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for BHL.

The Board of FRA noted that for the one-, three- and five-year periods reported, FRA ranked in the second, third and fourth quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for FRA. The Board of FRA also noted the Fund’s improved performance during the one-year period.

The Board of each of BHL and FRA and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the applicable periods. The Board of each of BHL and FRA was informed that, among other things, the two factors with the greatest impact on performance relative to each Fund’s peers during these periods were each Fund’s leverage utilization and higher quality investment style. Each of BHL and FRA obtains leverage through a contractual bank line, which limits its ability to obtain leverage beyond 33% of Fund assets. This generally causes each Fund to lag during favorable market periods. The investment style of each Fund tends to be higher quality in terms of the average borrower, the structure, terms and conditions of the loans, and the liquidity of the deals the team invests in. Over time, each Fund’s management believes this will lead to better risk-adjusted returns, but in strong risk periods when markets and/or lower-quality loan instruments are rising, it can exaggerate the degree of underperformance.

BlackRock and the Board of each of BHL and FRA also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

The Board of BLW noted that for each of the one-, three- and five-year periods reported, BLW’s performance exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BLW.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of BHL noted that BHL’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers. The Board of BHL determined that BHL’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers.

The Board of each of FRA and BLW noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

78	ANNUAL REPORT	AUGUST 31, 2014

Disclosure of Investment Advisory Agreements (concluded)

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of each of FRA and BLW noted that although its respective Fund may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	AUGUST 31, 2014	79

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N. A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P. O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

80	ANNUAL REPORT	AUGUST 31, 2014

Officers and Directors
Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chairman of the Board and Director	Since 2007
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				82 RICs consisting of 82 Portfolios	None

Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				82 RICs consisting of 82 Portfolios	None

Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				115 RICs consisting of 237 Portfolios	None

Kathleen F. Feldstein 1941	Director	Since 2007
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)

James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None

Jerrold B. Harris 1942	Director	Since 2007
Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	AUGUST 31, 2014	81

Officers and Directors (continued)
Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)

W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				82 RICs consisting of 82 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]  Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3]  Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]

Paul L. Audet 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 330 Portfolios	None

Henry Gabbay 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				144 RICs consisting of 330 Portfolios	None

[5]  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause thereof.

82	ANNUAL REPORT	AUGUST 31, 2014

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 1977	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014
Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009. Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Boards.
Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
ANNUAL REPORT	AUGUST 31, 2014	83

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Class I Directors as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHL	7,416,467	142,354	0	7,402,377	156,444	0	7,415,524	143,297	0
BLW	28,167,427	322,726	0	28,175,187	314,966	0	28,141,719	348,434	0

	W. Carl Kester
	Votes For	Votes Withheld	Abstain
BHL	7,415,524	143,297	0
BLW	28,170,791	319,362	0

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	27,450,782	701,572	0	27,447,363	704,991	0	27,444,576	707,778	0

	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	27,441,098	711,256	0	27,425,007	727,347	0	27,429,118	723,236	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	27,443,465	708,889	0	27,432,760	719,594	0	27,436,136	716,218	0

	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	27,435,400	716,954	0	27,442,063	710,291	0
84	ANNUAL REPORT	AUGUST 31, 2014

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of dividend distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	AUGUST 31, 2014	85

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

86	ANNUAL REPORT	AUGUST 31, 2014

Additional Information (concluded)

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On May 2, 2014, BLW and FRA each filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectuses of BLW and FRA are not offers to sell BLW or FRA Common Shares or solicitations of an offer to buy BLW or FRA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BLW and FRA contain important information about such Funds, including their investment objectives, risks, charges and expenses. Investors of BLW and FRA are urged to read the prospectuses of BLW and FRA carefully and in their entirety before investing. Copies of the final prospectuses for BLW and FRA can be obtained from BlackRock at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2014	87

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-8/14-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 –	Principal Accountant Fees and Services
The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$67,688	$66,638	$0	$0	$24,800	$21,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

3

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$24,800	$21,800

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

4

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2014.

(a)(1) The registrant is managed by a team of investment professionals comprised of Leland Hart, Managing Director at BlackRock, and C. Adrian Marshall, Director at BlackRock. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Hart and Marshall have been members of the registrant’s portfolio management team since 2009.

Portfolio Manager	Biography
Leland Hart	Managing Director of BlackRock since 2009; Partner of R3 Capital Partners ("R3") in 2009; Managing Director of R3 from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008; Executive Director of Lehman Brothers from 2003 to 2006.
C. Adrian Marshall	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.

(a)(2)	As of August 31, 2014:
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	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland Hart	6	21	13	0	4	0
	$4.64 Billion	$1.25 Billion	$1.91 Billion	$0	$5.75 Million	$0
C. Adrian Marshall	6	21	13	0	4	0
	$4.64 Billion	$1.25 Billion	$1.91 Billion	$0	$5.75 Million	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc. its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Hart and Marshall may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hart and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of August 31, 2014:
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Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of August 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

7

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hart and Marshall have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of August 31, 2014.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Leland Hart	$100,001-$500,000
C. Adrian Marshall	$10,001-$50,000

(b) Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

8

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 3, 2014

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